Exhibit 10.1

[Execution Version]

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of March 26, 2019 (together with all exhibits and schedules hereto, this “Amendment No. 2” or this “Agreement”), among SYNEOS HEALTH, INC. (f/k/a INC Research Holdings, Inc.), a Delaware corporation (the “Administrative Borrower”), the other Borrowers identified on the signature pages hereto (together with the Administrative Borrower, the “Borrowers”), the Subsidiaries of the Administrative Borrower party hereto, JPMORGAN CHASE BANK, N.A. (as successor agent to CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH), as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”), and the other parties hereto, relating to the Credit Agreement, dated as of August 1, 2017 (as amended by Amendment No. 1 and as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment No. 2, the “Amended Credit Agreement”), among the Borrowers, the Lenders from time to time party thereto and the Agent.

RECITALS:

WHEREAS, pursuant to Section 9.02(c)(i) of the Credit Agreement, the Administrative Borrower wishes to obtain Replacement Term Loans (the “Replacement Term A Loans”), on the same terms as the Incremental Term A Loans referred to and as defined below to (x) replace all Term A Loans outstanding immediately prior to the effectiveness of this Amendment No. 2, respectively, and (y) pay fees and expenses in connection with the foregoing, and the Replacement Term A Lenders (as defined below) are willing to provide the Replacement Term A Loans on and subject to the terms and conditions set forth herein.

WHEREAS, pursuant to Section 9.02(c)(ii) of the Credit Agreement, the Administrative Borrower wishes to obtain a Replacement Revolving Facility (the “Replacement Revolving Facility” and the Revolving Loans thereunder, the “Replacement Revolving Loans”), on the same terms as the Incremental Revolving Loans referred to and as defined below to (x) replace all Revolving Credit Commitments outstanding immediately prior to the effectiveness of this Amendment No. 2, and (y) pay fees and expenses in connection with the foregoing, and the Replacement Revolving Lenders (as defined below) are willing to provide the Replacement Revolving Credit Commitments (as defined below) on and subject to the terms and conditions set forth herein.

WHEREAS, (x) each of the financial institutions listed on Schedule 1-A hereto (each, a “Replacement Term A Lender”) is willing to provide the Replacement Term A Loans the proceeds of which will be used by the Borrowers to prepay all the Term A Loans outstanding immediately prior to the Amendment No. 2 Closing Date, (the Term A Lenders holding such existing Term A Loans, the “Existing Term A Lenders”), and (y) each of the financial institutions listed on Schedule 1-B hereto (each, a “Replacement Revolving Lender”) is willing to provide the Revolving Credit Commitments under the Replacement Revolving Facility (the “Replacement Revolving Credit Commitments”) which will replace all Revolving Credit Commitments outstanding immediately prior to the Amendment No. 2 Closing Date (the “Existing Revolving Credit Commitments”).

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrowers have also requested that the Credit Agreement be amended as set forth herein to provide for, among other things, (a) an increase in the principal amount of Replacement Term A Loans in an aggregate principal amount of $587,500,000 (the “Incremental Term A Facility”), which shall be on the same terms as the Replacement Term A Loans, which Incremental Term A Facility shall be established substantially concurrently with, but immediately following, the Replacement Term A Facility and comprise (x) Term A Loans in an aggregate amount equal to $187,500,000 to be funded on the Amendment No. 2 Closing Date (the “Amendment No. 2 Date Incremental Term A Loans”) and (y) delayed draw Term A Loans to be made available to the Borrowers from time to time during the Delayed Draw Term A Loan Availability Period (as defined in the Amended Credit Agreement) in an aggregate amount equal to $400,000,000 (the “Delayed Draw Term A Loans” and together with Amendment No. 2 Date Incremental Term A Loans, the “Incremental Term A Loans”) from the Term Lenders party to this Amendment No. 2 providing Incremental Term A Loans (collectively, the “Incremental Term A Loan Lenders”) in an aggregate principal amount not to exceed the amount set forth opposite such Incremental Term A Loan Lender’s name under the heading “Amendment No. 2 Date Incremental Term A Loan Commitment” on Schedule 2-A hereto and/or under the heading “Delayed Draw Term A Commitment” on Schedule 2-B, as applicable, (each an “Amendment No. 2 Date Incremental Term A Loan Lender” and “Delayed Draw Term A Loan Lender”, respectively, and together with the Replacement Term A Lenders, the “Term A Loan Lenders”), and (b) an increase in the aggregate amount of Replacement Revolving Commitments in an aggregate principal amount of $100,000,000 (the “Incremental Revolving Credit Commitment” and the Revolving Loans and Revolving Facility thereunder, the “Incremental Revolving Loans” and the “Incremental Revolving Facility”, respectively, and the Incremental Revolving Facility together with the Replacement Revolving Facility, the “Amendment No. 2 Revolving Facility”), which shall be on the same terms as the Replacement Revolving Facility, be established substantially concurrently with, but immediately following, the Replacement Revolving Commitments, and be provided by the Revolving Lenders party to this Amendment No. 2 in an aggregate principal amount not to exceed the amount set forth opposite such Revolving Lender’s name under the heading “Incremental Revolving Credit Commitment” on Schedule 2-C hereto (each an “Incremental Revolving Lender”, and together with the Replacement Revolving Lenders, the “Revolving Lenders”).

WHEREAS, pursuant to a successor agency agreement in substantially the form set forth in Exhibit B hereto (the “Successor Agency Agreement”) and each other document required or contemplated thereby in accordance with the terms and conditions set forth therein, the Administrative Borrower has requested that (A)(i) Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent for the Lenders (in such capacities, the “Resigning Agent”), resign in each such capacity in connection with and under the Credit Agreement and (ii) JPMorgan Chase Bank, N.A. succeed to the Resigning Agent’s duties in each such capacity (in such capacities, the “New Agent”) (each succession as described in this clause (A), the “Agency Transfer”) and (B) Credit Suisse AG, Cayman Islands Branch, as Issuing Bank (in such capacity, the “Resigning Issuing Bank”) resign in such capacity in connection with and under the Credit Agreement (such resignation as described in this clause (B), the “Issuing Bank Resignation”).

WHEREAS, (i) each of JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, PNC Capital Markets LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc., ING Capital LLC, Fifth Third Bank, Regions Capital Markets, a division of Regions Bank, Keybank National Association, MUFG Bank, Ltd, Barclays Bank PLC, Goldman Sachs Bank USA, TD Securities (USA) LLC, Morgan Stanley Senior Funding, Inc. and CitiBank N.A., will act as joint lead arrangers (collectively, the “Lead Arrangers”), (ii) JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, PNC Capital Markets LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Robinson Humphrey, Inc., will act as joint bookrunners, (iii) Wells Fargo Securities, LLC, PNC Capital Markets LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SunTrust Robinson Humphrey, Inc. and ING Capital LLC, will act as co-syndication agent, (iv) Fifth Third Bank, Regions Capital Markets, a division of Regions Bank, Keybank National Association, MUFG Bank, Ltd, Barclays Bank PLC, Goldman Sachs Bank USA, TD Bank, N.A., Morgan Stanley Senior Funding, Inc. and CitiBank N.A. will asct as co-documentation agents, in each case, for this Agreement, the Replacement Term A Loans, Replacement Revolving Commitment, Incremental Term A Loans, the Incremental Revolving Credit Commitments and the other transactions contemplated under this Amendment No. 2.

WHEREAS, the Lenders whose signatures appear below, constituting (a) all of the Term A Loan Lenders, (b) all of the Revolving Lenders, (c) the Required Lenders and (d) each Issuing Bank other than the Resigning Issuing Bank (in each case, under the Amended Credit Agreement), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall, on and from the Amendment No. 2 Closing Date, refer to the Credit Agreement as amended hereby.

SECTION 2. Replacement Term A Loans and Replacement Revolving Facility.

(a)    Subject to and upon the terms and conditions set forth herein:

(i)    each Replacement Term A Lender hereby severally agrees, on the Amendment No. 2 Closing Date, (i) to commit to provide Replacement Term A Loans in Dollars to the Borrowers in an amount equal to the commitment amount set forth next to such Replacement Term A Lender’s name in Schedule 1-A hereto under the caption “Replacement Term A Commitment” and (ii) to fund Replacement Term A Loans to the Borrowers in the amount of its Replacement Term A Commitment, and such Replacement Term A Commitment will terminate in full upon the funding of the related Replacement Term A Loans. Replacement Term A Loans borrowed under this Section 2 and subsequently repaid or prepaid may not be re-borrowed. On the Amendment No. 2 Closing Date, after giving effect to the Replacement Term A Loans hereunder, (x) each Replacement Term A Lender shall be deemed to be an “Initial Term A Lender” for all purposes under the Credit Agreement and the other Loan Documents and (y) each Replacement Term A Loan shall constitute a “Loan” and shall be deemed to be an “Initial Term A Loan” for all purposes of the Credit Agreement and the other Loan Documents. The aggregate amount of the Replacement Term A Commitments on the Amendment No. 2 Closing Date is $962,500,000.

(ii)    each Replacement Revolving Lender hereby severally agrees, on the Amendment No. 2 Closing Date, (i) to commit to provide Replacement Revolving Credit Commitments to the Borrowers in an amount equal to the commitment amount set forth next to such Replacement Revolving Lender’s name in Schedule 1-B hereto under the caption “Replacement Revolving Credit Commitment” and (ii) agrees, on the terms and subject to the conditions set forth in the Amended Credit Agreement, from the Amendment No. 2 Closing Date and from time to time thereafter until the applicable Maturity Date (or such earlier date as the commitments shall be terminated in accordance with the Amended Credit Agreement), to fund Revolving Loans to the Borrowers up to the amount of its Replacement Revolving Credit Commitment (as such amount may be modified from time to time in accordance with the Amended Credit Agreement). On and from the Amendment No. 2 Closing Date, after giving effect to the Replacement Revolving Commitments hereunder, (x) each Replacement Revolving Lender shall be deemed to be an “Initial Revolving Lender” for all purposes under the Credit Agreement and the other Loan Documents and (y) the Replacement Revolving Credit Commitments and the Replacement Revolving Loans thereunder shall be deemed to be “Initial Revolving Credit Commitments” and the Loans thereunder shall constitute a “Loan” and an “Initial Revolving Loan” for all purposes of the Credit Agreement and the other Loan Documents. The aggregate amount of the Replacement Revolving Credit Commitments on the Amendment No. 2 Closing Date is $500,000,000.

(b)    Substantially simultaneously with the Borrowing of Replacement Term A Loans, the Borrowers shall apply the proceeds thereof to, among other things, prepay Term A Loans of the Existing Term A Lenders outstanding immediately prior to the Amendment No. 2 Closing Date together with accrued and unpaid interest thereon to the Amendment No. 2 Closing Date.

(c)    Substantially simultaneously with the Borrowing of any Replacement Revolving Loans on the Amendment No. 2 Closing Date, the Borrowers shall apply the proceeds thereof to, among other things, prepay any Revolving Loans (and replace and cancel the Existing Revolving Credit Commitments) outstanding immediately prior to the Amendment No. 2 Closing Date, together with accrued and unpaid interest thereon to the Amendment No. 2 Closing Date.

(d)    The Replacement Term A Loans shall have terms identical to the Incremental Term A Loans (including as to maturity) and will constitute Term A Loans (as defined in the Amended Credit Agreement) for all purposes under the Credit Agreement and the other Loan Documents, and the Replacement Term A Loans, the Amendment No. 2 Date Incremental Term A Loans and the Delayed Draw Term A Loans will collectively comprise a single Class of Term A Loans.

(e)    The Replacement Revolving Facility shall have terms identical to the Incremental Revolving A Facility (including as to maturity) and will constitute a Revolving Facility (as defined in the Amended Credit Agreement) for all purposes under the Credit Agreement and the other Loan Documents, and the Replacement Revolving Loans and the Incremental Revolving Loans under the applicable Revolving Credit Commitments will collectively comprise a single Class of Revolving Loans (as defined in Amended Credit Agreement).

SECTION 3. Incremental Loans.

(a)    Subject to the terms and conditions set forth herein:

(i)    each of the Incremental Term A Loan Lenders, as applicable, hereby severally (i) commits to provide Amendment No. 2 Date Incremental Term A Loans and Delayed Draw Term A Loans to the Borrowers in Dollars in an amount equal to its “Amendment No. 2 Date Incremental Term A Loan Commitment” and/or to its “Delayed Draw Term A Commitment” set forth next to such Incremental Term A Loan Lender’s name in Schedules 2-A and 2-B hereto, respectively, and (ii) agrees (x) on the Amendment No. 2 Closing Date, to fund Amendment No. 2 Date Incremental Term A Loans to the Borrowers in the amount of its Amendment No. 2 Date Incremental Term A Loan Commitment, which Amendment No. 2 Date Incremental Term A Loan Commitment shall terminate in full upon the making of the Amendment No. 2 Date Incremental Term A Loans on the Amendment No. 2 Closing Date and (y) during the Delayed Draw Term A Loan Availability Period, to fund Delayed Draw Term A Loans to the Borrowers in the amount of its Delayed Draw Term A Commitment (as such amount may be modified from time to time in accordance with the Amended Credit Agreement) on the terms and subject to the conditions set forth in the Amended Credit Agreement. Amendment No. 2 Date Incremental Term A Loans and Delayed Draw Term A Loans borrowed under this Section 3 and subsequently repaid or prepaid may not be re-borrowed. On the Amendment No. 2 Closing Date, after giving effect to the Amendment No. 2 Date Incremental Term A Loans hereunder, (x) each of the Incremental Term A Loan Lenders shall be deemed to be an “Initial Term A Lender” for all purposes under the Credit Agreement and the other Loan Documents and (y) each Amendment No. 2 Date Incremental Term A Loan shall constitute a “Loan” and shall be deemed to be an “Initial Term A Loan” for all purposes of the Credit Agreement and the other Loan Documents.

The aggregate amount of the Amendment No. 2 Date Incremental Term A Loan Commitment and the Delayed Draw Term A Loan Commitments on the Amendment No. 2 Closing Date is $187,500,000 and $400,000,000, respectively.

(ii)    each of the Incremental Revolving Lenders hereby severally (i) commits to provide Incremental Revolving Credit Commitments to the Borrowers in the amount equal to its Incremental Revolving Credit Commitment set forth next to such Incremental Revolving Lender’s name in Schedule 2-C hereto under the caption “Incremental Revolving Credit Commitment” and (ii) agrees, on the terms and subject to the conditions set forth in the Amended Credit Agreement, from the Amendment No. 2 Closing Date and from time to time thereafter until the applicable Maturity Date (or such earlier date as the commitments shall be terminated in accordance with the Amended Credit Agreement) to fund Incremental Revolving Loans to the Borrowers up to the amount of its Revolving Credit Commitment (as such amount may be reduced from time to time in accordance with the Amended Credit Agreement). On and from the Amendment No. 2 Closing Date, after giving effect to the Incremental Revolving Commitments hereunder, (x) each Incremental Revolving Lender shall be deemed to be an “Initial Revolving Lender” for all purposes under the Credit Agreement and the other Loan Documents and (y) the Incremental Revolving Credit Commitments shall be deemed to be “Initial Revolving Credit Commitments” and the Incremental Revolving Loans thereunder shall constitute a “Loan” and an “Initial Revolving Loan” for all purposes of the Credit Agreement and the other Loan Documents. The aggregate amount of the Incremental Revolving Credit Commitments as of the Amendment No. 2 Closing Date is $100,000,000.

(b)    Substantially simultaneously with the Borrowing of Amendment No. 2 Date Incremental Term A Loans on the Amendment No. 2 Closing Date, the Borrowers shall apply the proceeds thereof to, among other things, prepay a portion of the Term B Loans outstanding immediately prior to the Amendment No. 2 Closing Date together with accrued and unpaid interest thereon to the Amendment No. 2 Closing Date.

(c)    Substantially simultaneously with the Borrowing of any Incremental Revolving Loans on the Amendment No. 2 Closing Date, the Borrowers shall apply the proceeds thereof to, among other things, prepay a portion of the Term B Loans outstanding immediately prior to the Amendment No. 2 Closing Date together with accrued and unpaid interest thereon to the Amendment No. 2 Closing Date.

(d)    Substantially simultaneously with the Borrowing of Delayed Draw Term A Loans, the Borrowers shall (i) prepay any Term B Loans outstanding immediately prior to such date of funding and/or (ii) redeem, repay, defease or discharge all or a portion of the Senior Unsecured Notes.

(e)    Each Incremental Term A Loan and each Incremental Revolving Loan constitutes an “Incremental Loan” incurred in accordance with Section 2.22 of the Amended Credit Agreement, and with respect to such Incremental Loans:

(i)    the Incremental Term A Loans shall have terms identical to the Replacement Term A Loans (including as to maturity) and will constitute Term A Loans for all purposes under the Credit Agreement, and the Incremental Term A Loans and the Replacement Term A Loans will collectively comprise a single Class of Term A Loans; and

(ii)    the Incremental Revolving Facility shall have terms identical to the Replacement Revolving Facility (including as to maturity) and will constitute a Revolving Facility for all purposes under the Credit Agreement, and the Incremental Revolving Loans and the Replacement Revolving Loans will collectively comprise a single Class of Revolving Loans (as defined in Amended Credit Agreement).

(f)    Effective on and at all times after the Amendment No. 2 Closing Date, the parties hereto intend to treat (i) all Replacement Term A Loans, Amendment No. 2 Date Incremental Term A Loans and Delayed Draw Term A Loans as a single class and tranche of Term A Loans and (ii) all Revolving Loans under the Replacement Revolving Facility and Incremental Revolving Facility Loans as a single class and tranche of Revolving Loans.

(g)    The Lenders party hereto constituting the Required Lenders (immediately prior to giving effect to the Amendment No. 2 Date Incremental Term A Loans, Incremental Term A Facility, Delayed Draw Term A Loans and the Incremental Revolving Facility) hereby acknowledge and agree that the aggregate principal amount of Incremental Facilities, including, for the avoidance of doubt, the Delayed Draw Term A Commitments (as defined in the Amended Credit Agreement), incurred or established pursuant to this Amendment No. 2 shall be deemed to have been incurred in compliance with the definition of ‘Incremental Cap’ and shall not reduce the amount available under clause (a)(i) of the definition of ‘Incremental Amount’ referred to in clause (a) of the definition of ‘Incremental Cap’ after giving effect to this Amendment No. 2. Notwithstanding anything to the contrary contained herein or in the Amended Credit Agreement or any other Loan Document, the Borrowers agree that on and from the Amendment No. 2 Closing Date, solely for the purpose of calculating any applicable ratio in connection with the incurrence of an Incremental Facility or other Indebtedness, the Delayed Draw Term A Loans shall be deemed to be fully drawn as of the date of such incurrence (to the extent there are any commitments with respect to the Delayed Draw Term A Loans outstanding under the Amended Credit Agreement as of such date).

SECTION 4. Amendments to Credit Agreement; Agency Transfer.

(a)    On the Amendment No. 2 Closing Date, the Borrowers, the Administrative Agent and the Lenders party hereto agree that the Credit Agreement (excluding the schedules (except as set forth in Section 4(b) and Section 4(c) below) and exhibits thereto, each of which shall remain as in effect immediately prior to the Amendment No. 2 Closing Date) is, effective as of the Amendment No. 2 Closing Date, hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ ) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Credit Agreement attached as Exhibit A hereto.

(b)    On the Amendment No. 2 Closing Date, the Borrowers, the Administrative Agent and the Lenders party hereto agree that Schedule 1.01(d) of the Credit Agreement shall be deleted in its entirety and replaced with Schedule 1.01(d) as set forth in Exhibit C attached hereto.

(c)    On the Amendment No. 2 Closing Date, the Borrowers, the Administrative Agent and the Lenders party hereto agree that Schedule 1.01(e) of the Credit Agreement shall be deleted in its entirety and replaced with Schedule 1.01(e) as set forth in Exhibit D attached hereto.

(d)    The Lenders party hereto constituting the Required Lenders (immediately prior to giving effect to the Amendment No. 2 Date Incremental Term A Loans, Incremental Term A Facility, Delayed Draw Term A Loans and the Incremental Revolving Facility) and the Administrative Borrower hereby acknowledge and consent to the appointment of the New Agent as the administrative agent and collateral agent under the Credit Agreement and the other Loan Documents and the other transactions contemplated by the Agency Transfer upon the effectiveness of and on the terms and conditions set forth in the Successor Agency Agreement, which shall occur substantially concurrently with, but immediately prior to, the other transactions contemplated under this Agreement. Each Loan Party and Lender party hereto hereby waives any notice period under any Loan Document applicable to the resignation of the Resigning Agent.

(e)    Subject to Section 2.05(i)(iii) of the Credit Agreement and the terms and conditions of the Successor Agency Agreement, the Revolving Lenders, each Issuing Bank (other than the Resigning Issuing Bank) (in each case, immediately prior to giving effect to the Amendment No. 2 Revolving Facility) and the Administrative Borrower hereby acknowledge the resignation of the Resigning Issuing Bank under the Credit Agreement and the other Loan Documents and the other transactions contemplated by the Issuing Bank Resignation upon the effectiveness of the Successor Agency Agreement, which shall occur substantially concurrently with, but immediately prior to, the other transactions contemplated under this Agreement. Each Loan Party, Revolving Lender and Issuing Bank other than the Resigning Issuing Bank hereby waives any notice period under any Loan Document applicable to the resignation of the Resigning Issuing Bank.

SECTION 5. Prepayment Waiver; Interest Periods.

(a)    Each Existing Term A Lender party hereto hereby waives any break funding payments owing to such Lender pursuant to Section 2.16 of the Credit Agreement as a result of the prepayment or repayment of its Term A Loans with the proceeds of the Replacement Term A Loans.

(b)    Each applicable Revolving Lender party hereto hereby waives any break funding payments owing to such Lender pursuant to Section 2.16 of the Credit Agreement as a result of the prepayment or repayment of its applicable Loans with the proceeds of any Replacement Revolving Loans.

SECTION 6. Representations of the Administrative Borrower. After giving effect to this Agreement, the Administrative Borrower represents and warrants that (i) the representations and warranties of the Administrative Borrower set forth in Article 3 of the Credit Agreement will be true in all material respects on and as of the Amendment No. 2 Closing Date; provided that (A) to the extent that any such representation or warranty expressly relates to an earlier date such representation or warranty will be true as of such earlier date (other than any representation or warranty made pursuant to Section 3.11 of the Credit Agreement (Disclosure) and Section 3.12 of the Credit Agreement (Solvency), which shall be deemed to be made as of the date hereof, in each case as if each reference therein to the Closing Date were a reference to the Amendment No. 2 Closing Date) and (B) if such representation or warranty is qualified by or subject to a “material respects”, “material adverse effect”, “material adverse change” or similar term or qualification, such representation and warranty will be true in all respects and (ii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 7. Conditions to the Amendment No. 2 Closing Date. This Amendment No. 2 shall become a binding agreement of the parties hereto and the agreements set forth herein, the obligations of the Replacement Term A Lenders and Incremental Term A Loan Lenders to make, as applicable, Replacement Term A Loans and/or Amendment No. 2 Date Incremental Term A Loans, the obligations of Revolving Lenders hereto to make, as applicable, any Replacement Revolving Loans and/or Incremental Revolving Loans, the establishment by the Delayed Draw Term A Loan Lenders of the Delayed Draw Term A Facility, and the amendments set forth in Section 4(a) shall each become effective on the date (the “Amendment No. 2 Closing Date”) on which each of the following conditions is satisfied or waived (in addition, for the avoidance of doubt, to the satisfaction or waiver of the conditions set forth in Section 4.02 and Section 4.03 of the Amended Credit Agreement, if applicable):

(a)    The Agent shall have received from the Administrative Borrower, each other Loan Party, each Replacement Term A Lender, Replacement Revolving Lenders, Incremental Term A Loan Lenders and Incremental Revolving Lenders (which such lenders, taken together, shall constitute the Required Lenders), the Agent, each Revolving Lender and each Issuing Bank other than the Resigning Issuing Bank, an executed counterpart hereof or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

(b)    The Agent shall have received a Borrowing Request with respect to the Replacement Term A Loans, Amendment No. 2 Date Incremental Term A Loans and/or (if any) Revolving Loans, as applicable, not later than 2:00 p.m. (New York Time) three Business Days prior to the Amendment No. 2 Closing Date (or such later time as is reasonably acceptable to the Agent); it is understood and agreed that any Revolving Loans made on and from the Amendment No. 2 Closing Date shall be made pro rata as between the Revolving Lenders under the Amendment No. 2 Revolving Facility which, for the avoidance of doubt, shall be made pro rata as between Revolving Lenders holding Replacement Revolving Credit Commitments and the Incremental Revolving Credit Commitments;

(c)    The Agent shall have received a customary legal opinion of (i) Latham & Watkins LLP, in its capacity as special counsel to the Administrative Borrower regarding matters of New York and Delaware law, (ii) Dickinson Wright PLLC, in its capacity as special Ohio counsel to the Ohio Loan Parties, (iii) DLA Piper LLP (US), in its capacity as special New Jersey counsel to the New Jersey Loan Parties and (iv) K&L Gates LLP, in its capacity as special North Carolina counsel to the North Carolina Loan Parties, in each case, dated the Amendment No. 2 Closing Date, and addressed to the Administrative Agent and the Lenders.

(d)    The Agent shall have received (i) a certificate of each Loan Party, dated the Amendment No. 2 Closing Date, and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that (x) either (I) attached thereto are a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party certified by the relevant authority of its jurisdiction of organization, which certificate or articles of incorporation, formation or organization have not been amended (except as attached thereto) since the date reflected thereon or (II) there have been no changes to the certificate or articles of incorporation, formation or organization of such Loan Party since the Closing Date (or date of joinder with respect to any Loan Party joined to Loan Documents after the Closing Date), (y) either (I) attached thereto are a true and correct copy of the bylaws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Amendment No. 2 Closing Date, which by-laws or operating, management, partnership or similar agreement are in full force and effect or (II) there have been no changes to the by-laws or operating, management, partnership or similar agreement of such Loan Party since the Closing Date (or date of joinder with respect to any Loan Party joined to Loan Documents after the Closing Date), and (z) attached thereto are a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of this Agreement, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) either (I) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of such Loan Party authorized to sign this Agreement or (II) certify that there have been no changes to the officers, managers, directors or other authorized signatories of such Loan Party since the Closing Date (or date of joinder with respect to any Loan Party joined to Loan Documents after the Closing Date) and (ii) a good standing (or equivalent) certificate for such Loan Party from the relevant authority of its jurisdiction of organization, dated as of a recent date.

(e)    The Lead Arrangers and the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 2 Closing Date, including, pursuant to that certain agency fee letter between the Administrative Borrower and JPMorgan Chase Bank, N.A., dated as of February 14, 2019, and to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agent required in connection with this Amendment No. 2 pursuant to Section 9.03(a) of the Credit Agreement and the reasonable and documented fees, disbursements and other charges of one firm of counsel, Davis Polk & Wardwell LLP, plus one local counsel in each appropriate jurisdiction;

(f)    The representations and warranties made pursuant to Section 6 hereof are true and correct on and as of the Amendment No. 2 Closing Date;

(g)    The Agent shall have received a certificate, duly executed by a Responsible Officer of the Administrative Borrower, certifying this to the satisfaction of the conditions referred to in Section 7(f) above on the Amendment No. 2 Closing Date;

(h)    All accrued interest and any fees pursuant to Section 2.12 of the Credit Agreement owing by the Borrowers to the Administrative Agent and the applicable Lenders as a result of the consummation of the transactions contemplated by this Agreement shall have been paid in full in accordance with Section 2.12 thereof on the Amendment No. 2 Closing Date.

(i)    No later than three Business Days in advance of the Amendment No. 2 Closing Date, the Administrative Agent and each Lender shall have received all documentation and other information reasonably requested with respect to any Loan Party in writing by any Lender at least ten Business Days in advance of the Amendment No. 2 Closing Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(j)    The Administrative Agent and any Lender (to the extent applicable and requested at least ten Business Days in advance of the Amendment No. 2 Closing Date) shall have received, at least five days prior to the Amendment No. 2 Closing Date, a certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) in relation to any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation.

SECTION 8. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

SECTION 9. Confirmation of Guarantees and Security Interests. By signing this Agreement, each Loan Party hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the Term A Loans and Revolving Credit Commitments) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” as such term is defined in the Credit Agreement, subject to the qualifications and exceptions described therein, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each Replacement Term A Lender, Incremental Term A Loan Lender, Incremental Revolving Lender and Replacement Revolving Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.01 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations as increased hereby, as contemplated by this Agreement.

SECTION 10. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend, novate or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to

9

entitle any Loan Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 11. Waiver. Neither the Agent nor any of its Affiliates shall be liable to the Borrowers, any other Loan Party, any Term Lender and Revolving Lender under the applicable Term Facilities and Revolving Facilities incurred and contemplated hereunder or any of their respective Affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of the Agent, or any of their respective Affiliates, taking any action in accordance with any election form executed by any Replacement Term A Lender and/or any Replacement Revolving Lender to convert its Replacement Term A Loans and/or Revolving Credit Commitments as set forth herein.

SECTION 12. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 13. Miscellaneous. This Agreement shall constitute a “Refinancing Amendment” with respect to the Replacement Term A Loans and the Replacement Revolving Credit Commitments established hereunder, an “Incremental Facility Amendment” with respect to the Incremental Term A Facility and Incremental Revolving Facility established hereunder and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein. To the extent required by the Credit Agreement, each of the Administrative Borrower and the Agent hereby consent to each Replacement Term A Lender and/or Replacement Revolving Lender that is not a Lender as of the date hereof becoming a Lender under the Credit Agreement. On the Amendment No. 2 Closing Date, each Revolving Lender’s Applicable Revolving Credit Percentage of the aggregate amount available to be drawn under any Letter of Credit (in respect of any Letter of Credit issued in any Alternate Currency, expressed in the Dollar Equivalent thereof) shall be re-determined giving effect to the adjustments to the Commitments referred to in this Agreement, and the participations of the Revolving Lenders shall be reallocated to reflect such re-determined amounts.

[Remainder of page intentionally left blank]

10

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SYNEOS HEALTH, INC., as the Administrative Borrower

By:	/s/ Jason Meggs
	Name:	Jason Meggs
	Title:	Chief Financial Officer

INVENTIV HEALTH COMMUNICATIONS, INC., as a Borrower
By:
Name:
Title:

SYNEOS HEALTH US, INC., as a Borrower

By:	/s/ Jason Meggs
	Name:	Jason Meggs
	Title:	Chief Financial Officer

SYNEOS HEALTH CLINICAL, INC., as a Borrower

By:
Name:
Title:

SYNEOS HEALTH, LLC, as Borrower

By:	/s/ Jason Meggs
	Name:	Jason Meggs
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 2 to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SYNEOS HEALTH, INC., as the Administrative Borrower

By:
Name:
Title:

INVENTIV HEALTH COMMUNICATIONS, INC., as a Borrower
By:	/s/ Thomas E. Zajkowski
	Name:	Thomas E. Zajkowski
	Title:	Treasurer

SYNEOS HEALTH US, INC., as a Borrower

By:
Name:
Title:

SYNEOS HEALTH CLINICAL, INC., as a Borrower

By:	/s/ Thomas E. Zajkowski
	Name:	Thomas E. Zajkowski
	Title:	Treasurer

SYNEOS HEALTH, LLC, as Borrower

By:
Name:
Title:

[Signature Page – Amendment No.2 to Credit Agreement]

ADDISON WHITNEY LLC
ADHERIS, LLC
ALLIDURA COMMUNICATIONS, LLC
BIOSECTOR 2 LLC
CADENT MEDICAL COMMUNICATIONS, LLC
CHAMBERLAIN COMMUNICATIONS GROUP LLC
CHANDLER CHICCO AGENCY, L.L.C.
GERBIG, SNELL/WEISHEIMER ADVERTISING, LLC
INCHORD HOLDING CORPORATION
INVENTIV CLINICAL, LLC
INVENTIV COMMERCIAL SERVICES, LLC
INVENTIV HEALTH CLINICAL, LLC
INVENTIV HEALTH CLINICAL LAB, INC.
INVENTIV HEALTH CLINICAL RESEARCH SERVICES, LLC
INVENTIV HEALTH CLINICAL SRE, LLC
INVENTIV HEALTH CONSULTING, INC.
INVENTIV HEALTH PUBLIC RELATIONS, LLC
INVENTIV HEALTH RESEARCH & INSIGHTS, LLC
INVENTIV MEDICAL COMMUNICATIONS, LLC
LITMUS MEDICAL MARKETING SERVICES LLC
NAVICOR GROUP, LLC
PALIO + IGNITE, LLC
PHARMACEUTICAL INSTITUTE, LLC
SYNEOS HEALTH HOLDINGS, INC.
TAYLOR STRATEGY PARTNERS, LLC
THE SELVA GROUP, LLC

By:	/s/ Thomas E. Zajkowski
Name:	Thomas E. Zajkowski
Title:	Treasurer

KENDLE AMERICAS INVESTMENT INC.
KENDLE AMERICAS MANAGEMENT INC.

By:
Name:
Title:

[Signature Page – Amendment No. 2 to Credit Agreement]

ADDISON WHITNEY LLC
ADHERIS, LLC
ALLIDURA COMMUNICATIONS, LLC
BIOSECTOR 2 LLC
CADENT MEDICAL COMMUNICATIONS, LLC
CHAMBERLAIN COMMUNICATIONS GROUP LLC
CHANDLER CHICCO AGENCY, L.L.C.
GERBIG, SNELL/WEISHEIMER ADVERTISING, LLC
INCHORD HOLDING CORPORATION
INVENTIV CLINICAL, LLC
INVENTIV COMMERCIAL SERVICES, LLC
INVENTIV HEALTH CLINICAL, LLC
INVENTIV HEALTH CLINICAL LAB, INC.
INVENTIV HEALTH CLINICAL RESEARCH SERVICES, LLC
INVENTIV HEALTH CLINICAL SRE, LLC
INVENTIV HEALTH CONSULTING, INC.
INVENTIV HEALTH PUBLIC RELATIONS, LLC
INVENTIV HEALTH RESEARCH & INSIGHTS, LLC
INVENTIV MEDICAL COMMUNICATIONS, LLC
LITMUS MEDICAL MARKETING SERVICES LLC
NAVICOR GROUP, LLC
PALIO + IGNITE, LLC
PHARMACEUTICAL INSTITUTE, LLC
SYNEOS HEALTH HOLDINGS, INC.
TAYLOR STRATEGY PARTNERS, LLC
THE SELVA GROUP, LLC

By:
Name:
Title:

KENDLE AMERICAS INVESTMENT INC.
KENDLE AMERICAS MANAGEMENT INC.

By:	/s/ Alistair MacDonald
Name:	Alistair MacDonald
Title:	President and Chief Executive Officer

[Signature Page – Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as Agent and Lender

By:	/s/ John Kushnerick
	Name:	John Kushnerick
	Title:	Executive Director

[Signature Page – Amendment No. 2 to Credit Agreement]

JPMORGAN CHASE BANK, N.A. as Issuing Bank

By:	/s/ Antje Focke
	Name:	Antje Focke
	Title:	Executive Director

[Signature Page – Amendment No. 2 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ Joan Park
	Name:	Joan Park
	Title:	Authorized Signatory

[Signature Page – Amendment No. 2 to Credit Agreement]

Citibank, N.A.,
as Lender

By:	/s/ Alvaro De Velasco
	Name:	Alvaro De Velasco
	Title:	Vice President

[Signature Page – Amendment No. 2 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender and Issuing Bank

By:	/s/ Christine Gardiner
	Name:	Christine Gardiner
	Title:	Director

[Signature Page – Amendment No. 2 to Credit Agreement]

MUFG BANK, Ltd.
as Lender

By:	/s/ Teuta Ghilaga
	Name:	Teuta Ghilaga
	Title:	Director

[Signature Page – Amendment No. 2 to Credit Agreement]

FIFTH THIRD BANK,
as Lender

By:	/s/ Ellie Robertson
	Name:	Ellie Robertson
	Title:	Officer

[Signature Page – Amendment No. 2 to Credit Agreement]

The Huntington National Bank,
as Lender

By:	/s/ Joseph D. Hricovsky
	Name:	Joseph D. Hricovsky
	Title:	Senior Vice President

[Signature Page – Amendment No. 2 to Credit Agreement]

First National Bank of Pennsylvania,
as Lender

By:	/s/ Michael Kelly
	Name:	Michael Kelly
	Title:	Senior Vice President

[Signature Page – Amendment No. 2 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Lender and Issuing Bank

By:	/s/ Dawn Kondrat
	Name:	Dawn Kondrat
	Title:	Credit Products Specialist, SVP

[Signature Page – Amendment No. 2 to Credit Agreement]

Bank of America, N.A.,
as Lender and Issuing Bank

By:	/s/ H. Hope Walker
	Name:	H. Hope Walker
	Title:	Senior Vice President

[Signature Page – Amendment No. 2 to Credit Agreement]

SUNTRUST BANK,
as Lender

By:	/s/ John Cappellari
	Name:	John Cappellari
	Title:	Director

[Signature Page – Amendment No. 2 to Credit Agreement]

Barclays Bank PLC,
as Lender

By:	/s/ Ronnie Glenn
	Name:	Ronnie Glenn
	Title:	Director

[Signature Page – Amendment No. 2 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.,
as Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Vice President

[Signature Page – Amendment No. 2 to Credit Agreement]

MORGAN STANLEY BANK, N.A.,
as Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page – Amendment No. 2 to Credit Agreement]

ING CAPITAL LLC,
as Lender and Issuing Bank

By:	/s/ Keith Alexander
	Name:	Keith Alexander
	Title:	Managing Director

By:	/s/ Andrew Isaacs
	Name:	Andrew Isaacs
	Title:	Director

[Signature Page – Amendment No. 2 to Credit Agreement]

REGIONS BANK,
as Lender

By:	/s/ Ned Spitzer
	Name:	Ned Spitzer
	Title:	Managing Director

[Signature Page – Amendment No. 2 to Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as Lender

By:	/s/ Peter Kuo
	Name:	PETER KUO
	Title:	AUTHORIZED SIGNATORY

[Signature Page – Amendment No. 2 to Credit Agreement]

TD BANK, N.A.,
as Lender

By:	/s/ Alan Garson
	Name:	Alan Garson
	Title:	Senior Vice President

[Signature Page – Amendment No. 2 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as Lender

By:	/s/ Douglas Gardner
	Name:	Douglas Gardner
	Title:	Senior Vice President

[Signature Page – Amendment No. 2 to Credit Agreement]

HSBC BANK USA, N.A.,
as Lender

By:	/s/ Steve Zambriczki
	Name:	Steve Zambriczki
	Title:	Vice President #22548

[Signature Page – Amendment No. 2 to Credit Agreement]

GOLDMAN SACHS BANK USA,
as Lender

By:	/s/ Annie Carr
	Name:	Annie Carr
	Title:	Authorized Signatory

[Signature Page – Amendment No. 2 to Credit Agreement]

SCHEDULE 1-A

Replacement Term A Loan Commitments

Name of Replacement Term A Lender	Replacement Term A Loan Commitment
JPMorgan Chase Bank, N.A.	$91,232,227.49
Wells Fargo Bank, National Association	$75,266,587.68
SunTrust Bank	$75,266,587.68
Bank of America, N.A.	$75,266,587.68
PNC Bank, National Association	$75,266,587.68
ING Capital LLC	$59,300,947.87
Regions Bank	$50,177,725.12
KeyBank National Association	$50,177,725.12
MUFG Bank, Ltd.	$50,177,725.12
Barclays Bank PLC	$50,177,725.12
Goldman Sachs Bank USA	$50,177,725.12
TD Bank, N.A.	$50,177,725.12
Morgan Stanley Bank, N.A.	$50,177,725.12
Citibank, N.A.	$50,177,725.12
Fifth Third Bank	$41,054,502.37
The Huntington National Bank	$22,808,056.87
First National Bank of Pennsylvania	$22,808,056.87
HSBC Bank USA, N.A.	$22,808,056.87

Total:	$962,500,000.00

SCHEDULE 1-B

Replacement Revolving Credit Commitment

Name of Replacement Revolving Lender	Replacement Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$44,233,807.27
Wells Fargo Bank, National Association	$36,492,891.00
SunTrust Bank	$36,492,891.00
Bank of America, N.A.	$36,492,891.00
PNC Bank, National Association	$36,492,891.00
Credit Suisse AG, Cayman Islands Branch	$33,333,333.33
ING Capital LLC	$28,751,974.72
Regions Bank	$24,328,594.00
KeyBank National Association	$24,328,594.00
MUFG Bank, Ltd.	$24,328,594.00
Barclays Bank PLC	$24,328,594.00
Goldman Sachs Bank USA	$24,328,594.00
The Toronto-Dominion Bank, New York Branch	$24,328,594.00
Morgan Stanley Bank, N.A.	$24,328,594.00
Citibank, N.A.	$24,328,594.00
Fifth Third Bank	$19,905,213.27
The Huntington National Bank	$11,058,451.82
First National Bank of Pennsylvania	$11,058,451.82
HSBC Bank USA, N.A.	$11,058,451.82

Total:	$500,000,000.00

SCHEDULE 2-A

Amendment No. 2 Date Incremental Term A Loan Commitments

Name of Term A Loan Lender	Amendment No. 2 Date Incremental Term A Loan Commitment
JPMorgan Chase Bank, N.A.	$17,772,511.85
Wells Fargo Bank, National Association	$14,662,322.27
SunTrust Bank	$14,662,322.27
Bank of America, N.A.	$14,662,322.27
PNC Bank, National Association	$14,662,322.27
ING Capital LLC	$11,552,132.70
Regions Bank	$9,774,881.52
KeyBank National Association	$9,774,881.52
MUFG Bank, Ltd.	$9,774,881.52
Barclays Bank PLC	$9,774,881.52
Goldman Sachs Bank USA	$9,774,881.52
TD Bank, N.A.	$9,774,881.52
Morgan Stanley Bank, N.A.	$9,774,881.52
Citibank, N.A.	$9,774,881.52
Fifth Third Bank	$7,997,630.33
The Huntington National Bank	$4,443,127.96
First National Bank of Pennsylvania	$4,443,127.96
HSBC Bank USA, N.A.	$4,443,127.96

Total:	$187,500,000.00

SCHEDULE 2-B

Delayed Draw Term A Loan Commitments

Name of Term A Loan Lender	Delayed Draw Term A Loan Commitment
JPMorgan Chase Bank, N.A.	$37,914,691.94
Wells Fargo Bank, National Association	$31,279,620.85
SunTrust Bank	$31,279,620.85
Bank of America, N.A.	$31,279,620.85
PNC Bank, National Association	$31,279,620.85
ING Capital LLC	$24,644,549.76
Regions Bank	$20,853,080.57
KeyBank National Association	$20,853,080.57
MUFG Bank, Ltd.	$20,853,080.57
Barclays Bank PLC	$20,853,080.57
Goldman Sachs Bank USA	$20,853,080.57
TD Bank, N.A.	$20,853,080.57
Morgan Stanley Senior Funding, Inc.	$20,853,080.57
Citibank, N.A.	$20,853,080.57
Fifth Third Bank	$17,061,611.37
The Huntington National Bank	$9,478,672.99
First National Bank of Pennsylvania	$9,478,672.99
HSBC Bank USA, N.A.	$9,478,672.99

Total:	$400,000,000.00

SCHEDULE 2-C

Incremental Revolving Credit Commitment

Name of Revolving Lender	Incremental Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$8,846,761.45
Wells Fargo Bank, National Association	$7,298,578.20
SunTrust Bank	$7,298,578.20
Bank of America, N.A.	$7,298,578.20
PNC Bank, National Association	$7,298,578.20
Credit Suisse AG, Cayman Islands Branch	$6,666,666.67
ING Capital LLC	$5,750,394.94
Regions Bank	$4,865,718.80
KeyBank National Association	$4,865,718.80
MUFG Bank, Ltd.	$4,865,718.80
Barclays Bank PLC	$4,865,718.80
Goldman Sachs Bank USA	$4,865,718.80
The Toronto-Dominion Bank, New York Branch	$4,865,718.80
Morgan Stanley Senior Funding, Inc.	$4,865,718.80
Citibank, N.A.	$4,865,718.80
Fifth Third Bank	$3,981,042.65
The Huntington National Bank	$2,211,690.36
First National Bank of Pennsylvania	$2,211,690.36
HSBC Bank USA, N.A.	$2,211,690.36

Total:	$100,000,000.00

EXHIBIT A

[See attached.]

Page

CREDIT AGREEMENT

Dated as of August 1, 2017 among

SYNEOS HEALTH, INC. (~~F/K/A~~f/k/a INC RESEARCH HOLDINGS, INC.),

as the Administrative Borrower,

the other BORROWERS party hereto,

THE FINANCIAL INSTITUTIONS PARTY HERETO,

as Lenders,

JPMORGAN CHASE BANK, N.A. (as successor agent to CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH)

as Administrative Agent, and

JPMORGAN CHASE BANK, N.A., SUNTRUST ROBINSON HUMPHREY, INC.

each as a Joint Lead Arranger and a Joint Bookrunner

~~CREDIT SUISSE~~WELLS FARGO SECURITIES ~~(USA)~~, LLC,

~~ING CAPITAL LLC,~~

~~GOLDMAN SACHS BANK USA,~~

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

~~MORGAN STANLEY SENIOR FUNDING, INC., BARCLAYS~~

~~BANK PLC,~~

~~CITIGROUP GLOBAL MARKETS INC.,~~

~~FIFTH THIRD BANK, JPMORGAN~~

~~CHASE BANK, N.A.,~~

PNC CAPITAL MARKETS LLC,

each as a Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent

SUNTRUST BANK,

as a Co-Syndication Agent

ING CAPITAL LLC,

as a Joint Lead Arranger and Co-Syndication Agent

FIFTH THIRD BANK,

REGIONS CAPITAL MARKETS, A DIVISION OF REGIONS BANK,

~~SUNTRUST ROBINSON HUMPHREY, INC.~~, KEYBANK

NATIONAL ASSOCIATION,

~~THE~~MUFG BANK ~~OF TOYKO-MITSUBISHI UFJ~~, LTD.

~~and~~ BARCLAYS

BANK PLC,

GOLDMAN SACHS BANK USA, ~~WELLS~~

~~FARGO~~TD SECURITIES, (USA) LLC,

MORGAN STANLEY SENIOR FUNDING, INC.,

ii

Page

CITIBANK, N.A.,

each as a Joint Lead ~~Arrangers and Joint Bookrunners~~Arranger and a Co-Documentation Agent

iii

Page
ARTICLE 1 DEFINITIONS	~~2~~7

Section 1.01. Defined Terms	~~2~~7

Section 1.02. Classification of Loans and Borrowings	~~64~~71

Section 1.03. Terms Generally	~~64~~71

Section 1.04. Accounting Terms; GAAP	~~65~~72

Section 1.05. Effectuation of Transactions	~~66~~73

Section 1.06. Timing of Payment or Performance	~~66~~73

Section 1.07. Times of Day	~~66~~73

Section 1.08. Currency Equivalents Generally	~~66~~73

Section 1.09. Cashless Rollovers	~~67~~74

Section 1.10. Certain Calculations and Tests	~~67~~75

Section 1.11. Additional Alternate Currencies	~~69~~76

Section 1.12. Divisions	77

ARTICLE 2 THE CREDITS	~~70~~77

Section 2.01. Commitments	~~70~~77

Section 2.02. Loans and Borrowings	~~70~~78

Section 2.03. Requests for Borrowings	~~71~~78

Section 2.04. [Reserved]	~~72~~79

Section 2.05. Letters of Credit	~~72~~79

Section 2.06. [Reserved]	~~76~~84

Section 2.07. Funding of Borrowings	~~76~~84

Section 2.08. Type; Interest Elections	~~77~~85

Section 2.09. Termination and Reduction of Commitments	~~78~~86

Section 2.10. Repayment of Loans; Evidence of Debt	~~79~~86

Section 2.11. Prepayment of Loans	~~81~~89

Section 2.12. Fees	~~86~~94

Section 2.13. Interest	~~87~~96

Section 2.14. Alternate Rate of Interest	~~88~~97

Section 2.15. Increased Costs	~~89~~98

Section 2.16. Break Funding Payments	~~90~~99

Section 2.17. Taxes	~~90~~99

Section 2.18. Payments Generally; Allocation of Proceeds; Sharing of Payments	~~94~~103

Section 2.19. Mitigation Obligations; Replacement of Lenders	~~96~~105

Section 2.20. Illegality	~~97~~106

i

(Cont.)

Page

Section 2.21. Defaulting Lenders	~~98~~107

Section 2.22. Incremental Credit Extensions	~~100~~109

Section 2.23. Extensions of Loans and Revolving Commitments	~~104~~113

Section 2.24. Co-Borrowers	~~107~~116

ARTICLE 3 REPRESENTATIONS AND WARRANTIES	~~108~~117

Section 3.01. Organization; Powers	~~108~~117

Section 3.02. Authorization; Enforceability	~~108~~117

Section 3.03. Governmental Approvals; No Conflicts	~~108~~117

Section 3.04. Financial Condition; No Material Adverse Effect	~~109~~118

Section 3.05. Properties	~~109~~118

Section 3.06. Litigation and Environmental Matters	~~109~~118

Section 3.07. Compliance with Laws	~~110~~119

Section 3.08. Investment Company Status	~~110~~119

Section 3.09. Taxes	~~110~~119

Section 3.10. ERISA	~~110~~119

Section 3.11. Disclosure	~~110~~119

Section 3.12. Solvency	~~110~~120

Section 3.13. Capitalization and Subsidiaries	~~111~~120

Section 3.14. Security Interest in Collateral	~~111~~120

Section 3.15. Labor Disputes	~~111~~120

Section 3.16. Federal Reserve Regulations	~~111~~121

Section 3.17. OFAC; USA PATRIOT Act and FCPA	~~112~~121

ARTICLE 4 CONDITIONS	~~112~~121

Section 4.01. Closing Date	~~112~~121

Section 4.02. Each Credit Extension	~~115~~125

Section 4.03. Conditions to Delayed Draw Term A Loans	125

ARTICLE 5 AFFIRMATIVE COVENANTS	~~116~~126

Section 5.01. Financial Statements and Other Reports	~~116~~126

Section 5.02. Existence	~~119~~128

Section 5.03. Payment of Taxes	~~119~~129

Section 5.04. Maintenance of Properties	~~119~~129

Section 5.05. Insurance	~~119~~129

Section 5.06. Inspections	~~120~~129

Section 5.07. Maintenance of Book and Records	~~120~~130

Section 5.08. Compliance with Laws	~~120~~130

(Cont.)

Page

Section 5.09. Environmental	~~120~~130

Section 5.10. Designation of Subsidiaries	~~121~~131

Section 5.11. Use of Proceeds	~~121~~131

Section 5.12. Covenant to Guarantee Obligations and Provide Security	~~122~~132

Section 5.13. Maintenance of Ratings	~~124~~134

Section 5.14. Further Assurances	~~124~~134

Section 5.15. Post-Closing Covenant	~~125~~135

ARTICLE 6 NEGATIVE COVENANTS	~~125~~135

Section 6.01. Indebtedness	~~125~~135

Section 6.02. Liens	~~131~~141

Section 6.03. Reserved	~~135~~145

Section 6.04. Restricted Payments; Restricted Debt Payments	~~135~~145

Section 6.05. Burdensome Agreements	~~139~~149

Section 6.06. Investments	~~140~~151

Section 6.07. Fundamental Changes; Disposition of Assets	~~143~~154

Section 6.08. Sale and Lease-Back Transactions	~~147~~157

Section 6.09. Transactions with Affiliates	~~147~~158

Section 6.10. Conduct of Business	~~149~~160

Section 6.11. Amendments of or Waivers with Respect to Restricted Debt	~~149~~160

Section 6.12. Fiscal Year	~~149~~160

Section 6.13. Financial Covenant	~~149~~160

ARTICLE 7 EVENTS OF DEFAULT	~~150~~161

Section 7.01. Events of Default	~~150~~161

ARTICLE 8 THE ADMINISTRATIVE AGENT	~~154~~164

ARTICLE 9 MISCELLANEOUS	~~161~~171

Section 9.01. Notices	~~161~~171

Section 9.02. Waivers; Amendments	~~164~~175

Section 9.03. Expenses; Indemnity	~~170~~181

Section 9.04. Waiver of Claim	~~171~~182

Section 9.05. Successors and Assigns	~~171~~182

Section 9.06. Survival	~~180~~191

Section 9.07. Counterparts; Integration; Effectiveness	~~180~~191

Section 9.08. Severability	~~181~~191

Section 9.09. Right of Setoff	~~181~~191

Section 9.10. Governing Law; Jurisdiction; Consent to Service of Process	~~181~~192

(Cont.)

Page

Section 9.11. Waiver of Jury Trial	~~182~~193

Section 9.12. Headings	~~183~~193

Section 9.13. Confidentiality	~~183~~193

Section 9.14. No Fiduciary Duty	~~184~~194

Section 9.15. Electronic Execution of Assignments and Certain Other Documents	~~184~~195

Section 9.16. Several Obligations	~~185~~195

Section 9.17. USA PATRIOT Act	~~185~~195

Section 9.18. Disclosure of Agent Conflicts	~~185~~195

Section 9.19. Appointment for Perfection	~~185~~195

Section 9.20. Interest Rate Limitation	~~185~~196

Section 9.21. Intercreditor Agreements	~~185~~196

Section 9.22. Conflicts	~~186~~196

Section 9.23. Release of Guarantors	~~186~~196

Section 9.24. Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~186~~197

Section 9.25. Judgment Currency	~~187~~197

CREDIT AGREEMENT

CREDIT AGREEMENT, dated as of August 1, 2017 (this “Agreement”), by and among Syneos Health, Inc. (f/k/a INC Research Holdings, Inc.), a Delaware corporation (“INC Holdings” or the “Administrative Borrower”), the entities listed on Schedule I hereto (each a “Borrower” and collectively with the Administrative Borrower, the “Borrowers”), the Lenders from time to time party hereto, JPMorgan Chase Bank, N.A. (as successor to Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”)), as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”), and Credit Suisse Securities (USA) LLC (“CS Securities”), ING Capital LLC (“ING”), Goldman Sachs Bank USA, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, ~~Citigroup Global Markets Inc.,~~Citibank, N.A., Fifth Third Bank, JPMorgan Chase Bank, N.A., PNC Capital Markets LLC and Regions Capital Markets, a Division of Regions Bank, SunTrust Robinson Humphrey, Inc., ~~The~~MUFG Bank ~~of Tokyo-Mitsubishi UFJ~~, Ltd. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners (in such capacity, the “Arrangers”).

RECITALS

A. The Administrative Borrower requested on the Closing Date that the Lenders extend credit under this Agreement in the form of (i) Initial Term A Loans in an original aggregate principal amount equal to $1,000,000,000, (ii) Initial Term B Loans in an original aggregate principal amount equal to $1,600,000,000 and (iii) an Initial Revolving Facility with an available amount of $500,000,000, in each case, subject to increase as provided herein.

B. In a series of substantially contemporaneous transactions:

(i)

pursuant to the terms of the Merger Agreement, Double Eagle Parent merged (the “Closing Date Merger”) with and into Syneos Health, Inc. (f/k/a INC Research Holdings, Inc.), with Syneos Health, Inc. as the survivor of the Closing Date Merger,

(ii)

Syneos Health, LLC (f/k/a INC Research, LLC), a Delaware limited liability company, borrowed $870,000,000 of Initial Term Loans and (A) applied $445,000,000 of the proceeds thereof to consummate the INC Refinancing and (B) loan $297,000,000 of the proceeds thereof to Syneos Health, Inc. (f/k/a INC Research Holdings, Inc.),

(iii)

Syneos Health, Inc. (f/k/a INC Research Holdings, Inc.) (A) contributed (the “INC Contribution”) all of the issued and outstanding Capital Stock of INC Research to inVentiv Group Holdings and (B) purchased (the “inVentiv Group Holdings Share Purchase”), in exchange for $297,000,000, one or more shares of the issued and outstanding Capital Stock of inVentiv Group Holdings (the proceeds of which $297,000,000 consideration was applied by inVentiv Group Holdings to consummate the Senior Note Redemption),

(iv)	Syneos Health US, Inc. (f/k/a inVentiv Health, Inc.) borrowed $1,420,000,000 of Initial Term Loans and applied the proceeds thereof to consummate a portion of the inVentiv Refinancing,

(v)	inVentiv Health Communications, Inc. borrowed $200,000,000 of Initial Term Loans and applied the proceeds thereof to consummate a portion of the inVentiv Refinancing and

(vi)	Syneos Health Clinical, Inc. (f/k/a inVentiv Health Clinical, Inc.) borrowed $110,000,000 of Initial Term Loans and applied the proceeds thereof to consummate a portion of the inVentiv Refinancing.

C. After the Closing Date, inVentiv Group Holdings merged (the “IGH Merger”) with and into Syneos Health, Inc. (f/k/a INC Research Holdings, Inc.), with Syneos Health, Inc. as the survivor of the IGH Merger (the transactions described in clauses B and C, the “Closing Date Merger-Related Transactions”).

D. Pursuant to Amendment No. 2 (as defined below), the Administrative Borrower has requested, and the Administrative Agent, the lenders party thereto and the other agent party thereto have agreed, to amend the Credit Agreement (as defined in Amendment No. 2) on the terms and conditions contained herein and pursuant to Amendment No. 2.

~~D~~E . The Lenders are willing to extend such credit to the Borrowers on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

ARTICLE 1 DEFINITIONS

Section 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“2018 Replacement Term A Closing Date” means the Replacement Term A Closing Date (as defined in Amendment No. 1), which occurred on May 4, 2018.

“2018 Replacement Term B Closing Date” means the Replacement Term B Closing Date (as defined in Amendment No. 1), which occurred on May 4, 2018.

“ABR” means, when used in reference to any Loan or Borrowing, whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate.

“ACH” means automated clearing house transfers.

“Additional Agreement” has the meaning assigned to such term in Article 8.

“Additional Commitment” means any commitment hereunder added pursuant to Sections 2.22, 2.23 and/or 9.02(c).

“Additional Loans” means any Additional Revolving Loans and any Additional Term Loans.

“Additional Revolving Credit Commitments” means any revolving credit commitment added pursuant to Sections 2.22, 2.23 and/or 9.02(c)(ii).

“Additional Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Additional Revolving Loans of such Lender, plus the aggregate Outstanding Amount at such time of such Lender’s LC Exposure attributable to its Additional Revolving Credit Commitment.

“Additional Revolving Lender” means any Lender with an Additional Revolving Credit Commitment or any Additional Revolving Credit Exposure.

“Additional Revolving Loans” means any revolving loan added hereunder pursuant to Section 2.22, 2.23 and/or 9.02(c)(ii).

7

electronic documentation generated by use of an electronic platform) approved by the Administrative Agent and the Administrative Borrower.

“Affiliated Lender Cap” has the meaning assigned to such term in Section 9.05(g)(iv).

“Agent Parties” has the meaning assigned to such term in Section 9.01(d).

“Agreement” has the meaning assigned to such term in the preamble to this Credit Agreement.

“Agreement Currency” has the meaning assigned to such term in Section 9.25.

“Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Federal Funds Effective Rate in effect on such day plus 0.50%, (b) to the extent ascertainable, the Eurocurrency Rate (which rate shall be calculated based upon an Interest Period of one month and shall be determined on a daily basis and, for the avoidance of doubt, the Eurocurrency Rate for any day shall be based on the rate determined on such day at 11:00 a.m. (London time)) plus 1.00%, (c) the Prime Rate and (d) 0.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurocurrency Rate, as the case may be, shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurocurrency Rate, as the case may be.

“Alternate Currency” means in the case of Revolving Loans and Letters of Credit, Canadian Dollars, Sterling, Euros, Japanese Yen and Singapore Dollars and each other currency that is approved in accordance with Section 1.11.

“Amendment No. 1” means the Amendment No. 1 to this Agreement, dated as of May 4, 2018~~, to this Agreement~~.

“Amendment No. 2” means the Amendment No. 2 to this Agreement, dated as of March 26, 2019.

“Amendment No. 2 Closing Date” means March 26, 2019.

“Applicable Country” means any country or jurisdiction in which a Foreign Subsidiary designated as a Subsidiary Guarantor pursuant to the penultimate sentence of the definition of “Subsidiary Guarantor” is incorporated or organized.

“Applicable Percentage” means, (a) with respect to any Term Lender of any Class, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Term Loans and unused Additional Term Loan Commitments of such Term Lender under the applicable Class and the denominator of which is the aggregate outstanding principal amount of the Term Loans and unused Term Commitments of all Term Lenders under the applicable Class and (b) with respect to any Revolving Lender of any Class, the percentage of the aggregate amount of the Revolving Credit Commitments of such Class represented by such Lender’s Revolving Credit Commitment of such Class; provided that for purposes of Section 2.21 and otherwise herein (except with respect to Section 2.11(a)(ii)), when there is a Defaulting Lender, such Defaulting Lender’s Revolving Credit Commitment shall be disregarded for any relevant calculation. In the case of clause (b), in the event that the Revolving Credit Commitments of any Class have expired or been terminated, the Applicable Percentage of any Revolving Lender of such Class shall be determined on the basis of the Revolving Credit Exposure of such Revolving Lender attributable to its Revolving Credit Commitment of such Class, giving effect to any assignment thereof.

“Applicable Rate” means:

(a) with respect to any Initial Term A Loan, any Delayed Draw Term A Loan and/or any Initial Revolving Loan, the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread” or “Adjusted Eurocurrency Rate Spread”, as applicable; provided that until the first Adjustment Date following the completion of at least one full Fiscal Quarter ended after the Amendment No. 2 Closing Date, the “Applicable Rate” for any Initial Term A Loan, any Delayed Draw Term A Loan or Initial Revolving Loan shall be the applicable rate per annum set forth in Category 1 of the applicable table set forth below:

~~(i) at any time prior to the Replacement Term A Closing Date:~~

~~First Lien Leverage Ratio~~	~~ABR Spread for Initial Term A Loans~~		~~Adjusted Eurocurrency Rate Spread for Initial Term A Loans~~
~~Category 1~~
~~Greater than 2.50 to 1.00~~	~~0.75~~	%	~~1.75~~	%
Category 2
~~Less than or equal to 2.50 to 1.00~~	~~0.50~~	%	~~1.50~~	%

~~(ii) from and after the Replacement Term A Closing Date:~~

First Lien Leverage Ratio	ABR Spread for Initial Term A Loans, Delayed Draw Term A Loans and Initial Revolving Loans	Adjusted Eurocurrency Rate Spread for Initial Term A Loans, Delayed Draw Term A Loans and Initial Revolving Loans
Category 1	0.50%	1.50%
Greater than 2.50 to 1.00
Category 2	0.25%	1.25%
Less than or equal to 2.50 to 1.00

(a) ~~(b)~~ with respect to any Initial Term B Loan, the rate per annum as set forth below under the caption “ABR Spread” or “Adjusted Eurocurrency Rate Spread”, as applicable; provided that until the first Adjustment Date following the completion of at least one full Fiscal Quarter ended after the Closing Date, the “Applicable Rate” for any Initial Term B Loan shall be the applicable rate per annum set forth in Category 1 of the applicable table set forth below,

(i) at any time prior to the Replacement Term B Closing Date:

Secured Leverage Ratio	ABR Spread for Initial Term B Loans	Adjusted Eurocurrency Rate Spread for Initial Term B Loans
Category 1	1.25%	2.25%
Greater than 3.00 to 1.00
Category 2
Less than or equal to 3.00 to 1.00	1.00%	2.00%

(ii) from and after the Replacement Term B Closing Date:

Secured Leverage Ratio	ABR Spread for Initial Term B Loans	Adjusted Eurocurrency Rate Spread for Initial Term B Loans
Category 1	1.00%	2.00%
Greater than 2.75 to 1.00
Category 2
Less than or equal to 2.75 to 1.00	0.75%	1.75%

~~(c) with respect to any Initial Revolving Loan, the rate per annum applicable to the relevant Class of Loans set forth below under the caption “ABR Spread” or “Adjusted Eurocurrency Rate Spread”, as applicable; provided that until the first Adjustment Date following the completion of at least one full Fiscal Quarter ended after the Closing Date, the “Applicable Rate” for any Initial Revolving Loan shall be the applicable rate per annum set forth in Category 1 of the applicable table set forth below~~

~~First Lien Leverage Ratio~~	~~ABR Spread for Initial Revolving Loans~~	~~Adjusted Eurocurrency Rate Spread for Initial Revolving Loans~~
~~Category1~~
~~Greater than 2.50 to 1.00~~	~~0.75%~~	~~1.75%~~
Category 2
~~Less than or equal to 2.50 to 1.00~~	~~0.50%~~	~~1.50%~~
Category 3
~~Less than or equal to 2.00 to 1.00~~	~~0.25%~~	~~1.25%~~

The Applicable Rate for Initial Term A Loans, Delayed Draw Term A Loans, Initial Term B Loans and Initial Revolving Loans shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the First Lien Leverage Ratio or Secured Leverage Ratio, as applicable, in accordance with the tables above; provided that if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, the “Applicable Rate” for any Initial Term A Loan, Delayed Draw Term A Loans, Initial Term B Loan or Initial Revolving Loan shall be the rate per annum set forth above in Category 1 of the applicable table until such financial statements are delivered in compliance with Section 5.01(a) or (b), as applicable.

If (a) the corporate credit rating of the Administrative Borrower from Moody’s is Baa3 or better or (b) the corporate family rating of the Borrower from S&P is BBB- or better, the Applicable Rate in respect of the Initial Term A Loans, Delayed Draw Term A Loans and Revolving Loans shall be reduced by 0.25% per annum (at all levels of the grid) for so long as such rating is maintained. Each change in the Applicable Rate in respect of the Initial Term A Loans, Delayed Draw Term A Loans and Revolving Loans resulting from a publicly announced change in the rating of the Administrative Borrower shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next change.

“Applicable Revolving Credit Percentage” means, with respect to any Revolving Lender at any time, the percentage of the Total Revolving Credit Commitment at such time represented by such Revolving Lender’s Revolving Credit Commitments at such time; provided that for purposes of Section 2.21 and otherwise herein (except with respect to Section 2.11(a)(ii)), when there is a Defaulting Lender, any such Defaulting Lender’s Revolving Credit Commitment shall be disregarded in the relevant calculations. In the event that (a) the Revolving Credit Commitments of any Class have expired or been terminated in accordance with the terms hereof (other than pursuant to Article 7), the Applicable Revolving Credit Percentage shall be recalculated without giving effect to the Revolving Credit Commitments of such Class or (b) the Revolving Credit Commitments of all Classes have terminated (or the Revolving Credit Commitments of any Class have terminated pursuant to Article 7), the Applicable Revolving Credit Percentage shall be determined based upon the Revolving Credit Commitments (or the Revolving Credit Commitments of such Class) most recently in effect, giving effect to any assignments thereof.

“Approved Fund” means, with respect to any Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities and is administered, advised or managed by (a) such Lender, (b) any Affiliate of such Lender or (c) any entity or any Affiliate of any entity that administers, advises or manages such Lender.

“Arrangers” has the meaning assigned to such term in the preamble to this Agreement; provided that as this term relates to (a) (x) arranging ~~the~~ Amendment No. 1 and/or syndicating the Replacement Term A Loans (as defined in Amendment No. 1), “Arrangers” shall mean the 2018 Replacement Term A Loan Arrangers (as defined in Amendment No. 1) and (y) arranging the Amendment No. 1 and/or syndicating the Replacement Term B Loans (as defined in Amendment No. 1), “Arrangers” shall mean the 2018 Replacement Term B Loan Arrangers (as defined in Amendment No. 1) and (b) arranging Amendment No. 2 and syndicating the Term A Loans and Revolving Credit Commitments, “Arrangers” shall mean the ‘Lead Arrangers’ as such term is defined in Amendment No. 2.

“Assignment Agreement” means, collectively, each Assignment and Assumption and each Affiliated Lender Assignment and Assumption.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent in the form of Exhibit A-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent and the Administrative Borrower.

“Available Amount” means, at any time, an amount equal to, without duplication:

(a) the sum of:

(i) the greater of $175,000,000 and 25% of Consolidated Adjusted EBITDA as of the end of the most recently ended Test Period; plus investment practices for cash management in Investments that are analogous to the Investments described in clauses (a) through (g) and in this paragraph.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“CFC Holdco” means any direct or indirect Domestic Subsidiary that has no material assets other than the Capital Stock or Indebtedness of one or more CFCs or CFC Holdcos.

“Change in Law” means (a) the adoption of any law, treaty, rule or regulation after the Closing Date, (b) any change in any law, treaty, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or such Issuing Bank or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date (other than any such request, guideline or directive to comply with any law, rule or regulation that was in effect on the Closing Date). For purposes of this definition and Section 2.15, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case described in clauses (a), (b) and (c) above, be deemed to be a Change in Law, regardless of the date enacted, adopted, issued or implemented.

“Change of Control” means the earliest to occur of:

(a) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), including any group acting for the purpose of acquiring, holding or disposing of Securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act, but excluding any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor), other than one or more Permitted Holders, of Capital Stock representing more than the greater of (x) 35% of the total voting power of all of the outstanding voting Capital Stock of the Administrative Borrower and (y) the percentage of the total voting power of all of the outstanding voting Capital Stock of the Administrative Borrower owned, directly or indirectly, beneficially by the Permitted Holders; and

(b) the occurrence of a “change of control” (or similar event, however defined) under the Senior Unsecured Notes Indenture (or any refinancing thereof), if any amounts are outstanding thereunder.

Notwithstanding the foregoing, the right to acquire voting Capital Stock (so long as such Person does not have the right to direct the voting of the Capital Stock subject to such right) or any veto power in connection with the acquisition or disposition of voting Capital Stock will not cause a party to be a beneficial owner.

“Charge” means any charge, expense, cost, accrual, reserve or loss of any kind.

“Charged Amounts” has the meaning assigned to such term in Section 9.20.

“Class”, when used with respect to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Initial Term A Loans, Initial Term B Loans, Delayed Draw Term A Loans, Additional Term Loans of any series established as a separate “Class” pursuant to Section 2.22, 2.23 or 9.02(c)(i), Initial Revolving Loans or Additional Revolving Loans of any series established as a separate “Class” pursuant to Section 2.22, 2.23 or 9.02(c)(ii), (b) any Commitment, refers to whether such Commitment is an Initial Term A Loan Commitment, Initial Term B Loan Commitment, an Additional Term Loan Commitment of any series established as a separate “Class” pursuant to Section 2.22, 2.23 or 9.02(c)(i), an Initial Revolving Credit Commitment or an Additional Revolving Credit Commitment of any series established as a separate “Class” pursuant to Section 2.22, 2.23 or 9.02(c)(ii), (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class and (d) any Revolving Credit Exposure, refers to whether such Revolving Credit Exposure is attributable to a Revolving Credit Commitment of a particular Class (it being understood and agreed that upon funding of the Delayed Draw Term A Loans, the Initial Term A Loans and the Delayed Draw Term A Loans shall constitute a single Class of Term Loans hereunder).

“Closing Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Closing Date Material Adverse Effect” shall have the meaning assigned to the term “Material Adverse Effect” in the Merger Agreement.

“Closing Date Merger” has the meaning assigned to such term in the recitals hereto.

“Closing Date Merger-Related Transactions” has the meaning assigned to such term in the recitals hereto.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means any and all property of any Loan Party subject (or purported to be subject) to a Lien under any Collateral Document and any and all other property of any Loan Party, now existing or hereafter acquired, that is or becomes subject (or purported to be subject) to a Lien pursuant to any Collateral Document to secure the Secured Obligations. For the avoidance of doubt, in no event shall “Collateral” include any Excluded Asset.

“Collateral and Guarantee Requirement” means, at any time, subject to (x) the applicable limitations set forth in this Agreement and/or any other Loan Document, (y) the time periods (and extensions thereof) set forth in Section 5.12 and (z) the terms of any Intercreditor Agreement, the requirement that the Administrative Agent shall have received in the case of any Restricted Subsidiary that is required or elects pursuant to the penultimate sentence of the definition of “Subsidiary Guarantor” to become a Loan Party after the Closing Date (including by ceasing to be an Excluded Subsidiary), (a) a Joinder Agreement, (b) if the respective Restricted Subsidiary required to comply with the requirements set forth in this definition pursuant to Section 5.12(a) owns registrations of or applications for U.S. Patents, Trademarks and/or Copyrights that constitute Collateral, an Intellectual Property Security Agreement, (c) a completed Perfection Certificate, (d) UCC financing statements in appropriate form for filing in such jurisdictions as the Administrative Agent may reasonably request, (e) an executed joinder to any Intercreditor Agreement, (f) each item of Collateral that such Restricted Subsidiary is required to deliver under Section 4.02 of the Security Agreement (which, for the avoidance of doubt, shall be delivered within the applicable time period set forth in Section 5.12(a)) and (g) with respect to any Material Real Estate Asset, evidence of the satisfaction of the Real Estate Collateral Requirements; provided that, with respect to any Foreign Subsidiary designated as a Subsidiary Guarantor pursuant to the penultimate sentence of the definition of “Subsidiary Guarantor”, the requirements set forth in clauses (a) through (d), (f) and (g) above shall be deemed to refer to the requirements set forth in the parenthetical contained in such penultimate sentence.

“Collateral Documents” means, collectively, (i) the Security Agreement, (ii) each Mortgage, (iii) each Intellectual Property Security Agreement, (iv) any supplement to any of the foregoing delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement” and (v) each other document and/or instrument pursuant to which any Loan Party grants (or purports to grant) a Lien on any Collateral as security for payment of the Secured Obligations.

“Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Administrative Borrower or any of its subsidiaries in the ordinary course of business of such Person.

“Commercial Tort Claim” has the meaning set forth in Article 9 of the UCC.

“Commitment” means, with respect to each Lender, such Lender’s Initial Term Loan Commitment, Delayed Draw Term A Commitment, Initial Revolving Credit Commitment, and Additional Commitment, as applicable, in effect as of such time.

“Commitment Fee Rate” means, on any date (a) with respect to the Initial Revolving Credit Commitments, the applicable rate per annum set forth below based upon the First Lien Leverage Ratio; provided that until the first Adjustment Date following the completion of at least one full Fiscal Quarter after the Closing Date, “Commitment Fee Rate” shall be the applicable rate per annum set forth below in Category 1 and (b) with respect to Additional Revolving Credit Commitments of any Class, the rate or rates per annum specified in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment; provided that until the first Adjustment Date following the completion of at least one full Fiscal Quarter after the Closing Date, “Commitment Fee Rate” shall be the applicable rate per annum set forth in Category 1:

First Lien Leverage Ratio	Commitment Fee Rate
Category 1
Greater than 2.50 to 1.00	0.375%
Category 2
Equal to or less than 2.50 to 1.00	0.25%

The Commitment Fee Rate with respect to the Initial Revolving Credit Commitment shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the First Lien Leverage Ratio in accordance with the table set forth above; provided that if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, the Commitment Fee Rate shall be the rate per annum set forth above in Category 1 until such financial statements are delivered in compliance with Section 5.01(a) or (b), as applicable.

“Commitment Schedule” means the Schedule attached hereto as Schedule 1.01(a).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Company Competitor” means any competitor of INC Holdings or inVentiv Group Holdings or any of their respective subsidiaries.

“Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C.

“Confidential Information” has the meaning assigned to such term in Section 9.13.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net or overall gross income (however denominated) or that are franchise Taxes or branch profit Taxes.

“Consolidated Adjusted EBITDA” means, with respect to any Person on a consolidated basis for any period, the sum of:

(a) Consolidated Net Income for such period; plus

severance Charge, any Charge relating to entry into a new market, any Charge relating to any strategic initiative, any signing Charge, any retention or completion bonus, any expansion and/or relocation Charge, any Charge associated with any modification to any pension and post-retirement employee benefit plan, any software development Charge, any Charge associated with new systems design, any implementation Charge, any project startup Charge, any Charge in connection with new operations, any Charge in connection with unused warehouse space, any Charge relating to a new contract, any consulting Charge and/or any corporate development Charge; plus

(xiii) the amount of any Charge incurred or accrued in connection with any single or one-time event, including in connection with (A) the Transactions and/or any acquisition consummated after the Closing Date (including legal, accounting and other professional fees and expenses incurred in connection with acquisitions and other similar Investments made prior to the Closing Date), (B) the closing, consolidation or reconfiguration of any facility during such period or (C) one-time consulting costs; plus

(d) to the extent not included in Consolidated Net Income for such period, cash actually received (or any netting arrangement resulting in reduced cash expenditures) during such period so long as the non-cash gain relating to the relevant cash receipt or netting arrangement was deducted in the calculation of Consolidated Adjusted EBITDA (including any component definition) pursuant to clause (h) below for any previous period and not added back; plus

(e) the full pro forma “run rate” cost savings, operating expense reductions, operational improvements and synergies (collectively, “Expected Cost Savings”) (net of actual amounts realized) that are reasonably identifiable and factually supportable (in the good faith determination of such Person, as certified by a Responsible Officer of such Person in the Compliance Certificate required by Section 5.01(c) to be delivered in connection with the financial statements for such period) related to (A) the Transactions and (B) any permitted acquisition, Investment, Disposition, operating improvement, restructuring, cost savings initiative, any similar initiative (including the renegotiation of contracts and other arrangements) and/or specified transaction (any such operating improvement, restructuring, cost savings initiative or similar initiative or specified transaction, a “Business Optimization Initiative”); provided that such Expected Cost Savings under clause (B) above are expected by the Administrative Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Administrative Borrower) prior to the Closing Date or within 24 months of the consummation of such transaction or the taking of such initiative; it being understood and agreed for the avoidance of doubt that no time limit shall apply in connection with any Expected Cost Savings related to the Transactions; provided, further, that the aggregate amounts added back pursuant to this clause (e) in any period shall not exceed 35% of Consolidated Adjusted EBITDA for such period; it being understood and agreed that the 35% cap described in this further proviso shall not apply to (X) amounts that would be permitted to be included in pro forma financial statements prepared in accordance with Regulation S-X under the Securities Act or (Y) cost savings identified in the financial model delivered to the Lead Arrangers prior to the Closing Date; plus

(f) the amount of any revenue that is attributable to services performed during such period but is not included in Consolidated Net Income for such period; it being understood that if such revenue is added back in calculating Consolidated Adjusted EBITDA for such period, such revenue shall not be included in Consolidated Net Income in the period in which it is actually recognized; plus

(g) cash and non-cash losses, charges and other adjustments resulting from the application of FASB ASC Update No. 2014-09 (Revenue from Contracts with Customers (Topic 606)) effective January 1, 2018; plus

(h) ~~(g)~~ the amount of any loss or discount on any sale of any receivable and/or any related asset in connection with any Permitted Receivables Facility; minus

(i) ~~(h)~~ any amount which, in the determination of Consolidated Net Income for such period, has been included for any non-cash income or non-cash gain, all as determined in accordance with GAAP (provided that if any non-cash income or non-cash gain represents an accrual or deferred income in respect of potential cash items in any future period, such Person may determine not to deduct the relevant non-cash gain or income in the then-current period); minus

(j) ~~(i)~~ the amount of any cash payment made during such period in respect of any non-cash accrual, reserve or other non-cash Charge that is accounted for in a prior period which was added to Consolidated Net Income to determine Consolidated Adjusted EBITDA for such prior period and which does not otherwise reduce Consolidated Net Income for the current period.

Notwithstanding anything to the contrary herein, it is agreed that for the purpose of calculating the Total Leverage Ratio, the First Lien Leverage Ratio, the Interest Coverage Ratio, the Secured Leverage Ratio and/or the amount of any “basket” based on a percentage of Consolidated Adjusted EBITDA for any period that includes the Fiscal Quarters ended June 30, 2017, March 31, 2017, December 31, 2016 and/or September 30, 2016, (i) Consolidated Adjusted EBITDA for the Fiscal Quarter ended June 30, 2017 shall be deemed to be $171,400,000, (ii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended March 31, 2017 shall be deemed to be $178,500,000, (iii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended December 31, 2016 shall be deemed to be $187,600,000 and (iv) Consolidated Adjusted EBITDA for the Fiscal Quarter ended September 30, 2016 shall be deemed to be $178,700,000, in each case, as adjusted on a Pro Forma Basis, as applicable.

“Consolidated First Lien Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on the Collateral on a first priority basis. Consolidated Total Debt outstanding under this Agreement shall constitute Consolidated First Lien Debt.

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum of (a) consolidated total interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including (without duplication), amortization of any debt issuance cost and/or original issue discount, any premium paid to obtain payment, financial assurance or similar bonds, any interest capitalized during construction, any non-cash interest payment, the interest component of any deferred payment obligation, the interest component of any payment under any Capital Lease (regardless of whether accounted for as interest expense under GAAP), any commission, discount and/or other fee or charge owed with respect to any letter of credit and/or bankers’ acceptance, any fee and/or expense paid to the Administrative Agent in connection with its services hereunder, any other bank, administrative agency (or trustee) and/or financing fee and any cost associated with any surety bond in connection with financing activities (whether amortized or immediately expensed)) plus (b) any cash dividend paid or payable in respect of Disqualified Capital Stock during such period other than to such Person or any Loan Party, plus (c) any net losses or obligations arising from any Hedge Agreement and/or other derivative financial instrument issued by such Person for the benefit of such Person or its subsidiaries, in each case determined on a consolidated basis for such period. For purposes of this definition, interest in respect of any Capital Lease shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease in accordance with GAAP.

“Consolidated Net Income” means, with respect to any Person (the “Subject Person”) on a consolidated basis for any period, an amount equal to the net income (loss) of such Subject Person and its Restricted Subsidiaries, determined in accordance with GAAP, but excluding:

and (ii) to exclude any obligation, liability or indebtedness of such Person if, upon or prior to the maturity thereof, such Person has irrevocably deposited with the proper Person in trust or escrow the necessary funds (or evidences of indebtedness) for the payment, redemption or satisfaction of such obligation, liability or indebtedness, and thereafter such funds and evidences of such obligation, liability or indebtedness or other security so deposited are not included in the calculation of the Unrestricted Cash Amount.

“Consolidated Working Capital” means, as at any date of determination, the excess of Current Assets over Current Liabilities.

“Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

“Contribution Indebtedness Amount” has the meaning assigned to such term in Section 6.01(r).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Copyright” means any and all copyrights throughout the world, including the following: (a) all rights and interests in copyrights, works protectable by copyright whether published or unpublished, copyright registrations, copyright applications and other rights in works of authorship (including all copyrights embodied in software); (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing.

“Credit Extension” means each of (i) the making of a Revolving Loan (other than any Letter of Credit Reimbursement Loan) or Delayed Draw Term A Loans or (ii) the issuance, amendment, modification, renewal or extension of any Letter of Credit (other than any such amendment, modification, renewal or extension that does not increase the Stated Amount of the relevant Letter of Credit).

“Credit Facilities” means the Revolving Facility and the Term Facility.

“Credit Suisse” has the meaning assigned to such term in the preamble to this Agreement.

“CS Securities” has the meaning assigned to such term in the preamble to this Agreement.

“Cure Amount” has the meaning assigned to such term in Section 6.13(b).

“Cure Period” has the meaning assigned to such term in Section 6.13(b).

“Cure Right” has the meaning assigned to such term in Section 6.13(b).

“Current Assets” means, at any date, all assets of the Administrative Borrower and its Restricted Subsidiaries which under GAAP would be classified as current assets (excluding any (i) cash or Cash Equivalents (including Cash and Cash Equivalents held on deposit for third parties by the Administrative Borrower and/or any Restricted Subsidiary), (ii) permitted loans to third parties, (iii) deferred bank fees and derivative financial instruments related to Indebtedness, (iv) the current portion of current and deferred Taxes and (v) management fees receivables).

“Defaulting Lender” means any Person that has (a) defaulted in (or is otherwise unable to perform) its obligations under this Agreement, including its obligations (x) to make a Loan within two Business Days of the date required to be made by it hereunder or (y) to fund its participation in a Letter of Credit required to be funded by it hereunder within two Business Days of the date such obligation arose or such Loan or Letter of Credit was required to be made or funded, unless, in the case of subclause (x) above, such Person notifies the Administrative Agent in writing that such failure is the result of such Person’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) notified the Administrative Agent, any Issuing Bank or the Administrative Borrower in writing that it does not intend to satisfy or perform any such obligation or has made a public statement to the effect that it does not intend to comply with its funding or other obligations under this Agreement or under agreements in which it commits to extend credit generally (unless such writing indicates that such position is based on such Person’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan cannot be satisfied), (c) failed, within two Business Days after the request of the Administrative Agent or the Administrative Borrower, to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit; provided that such Person shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, (d) become (or any parent company thereof has become) insolvent or been determined by any Governmental Authority having regulatory authority over such Person or its assets, to be insolvent, or the assets or management of which has been taken over by any Governmental Authority or (e)(i) become (or any parent company thereof has become) either the subject of (A) a bankruptcy or insolvency proceeding or (B) a Bail-In Action, (ii) has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or (iii) has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment, unless in the case of any Person subject to this clause (e), the Administrative Borrower and the Administrative Agent have each determined that such Person intends, and has all approvals required to enable it (in form and substance satisfactory to the Administrative Borrower and the Administrative Agent), to continue to perform its obligations hereunder; provided that no Person shall be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in such Person or its parent by any Governmental Authority; provided that such action does not result in or provide such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement to which such Person is a party.

“Delayed Draw Term A Commitment” means, as to each Delayed Draw Term A Lender, its obligation to make Delayed Draw Term A Loans to the Borrowers pursuant to Section 2.01(b) in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name on Schedule 2-B to Amendment No. 2 under the caption “Delayed Draw Term A Commitment” or in the applicable Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.22). The aggregate amount of the Delayed Draw Term A Commitments as of the Amendment No. 2 Closing Date is $400,000,000.

“Delayed Draw Term A Commitment Termination Date” means the earliest to occur of (i) the nine- month anniversary of the Amendment No. 2 Closing Date, (ii) the date on which the Delayed Draw Term A Commitment are reduced to $0 pursuant to Section 2.09, and (iii) the date on which all Delayed Draw Term A Commitments then outstanding have been funded pursuant to Section 2.01(b).

“Delayed Draw Term A Loan Availability Period” has the meaning set forth in Section 2.01(b).

“Delayed Draw Term A Loan Commitment Fee” has the meaning set forth in Section 2.12(f).

“Delayed Draw Term A Loan Funding Date” means each date on which the Delayed Draw Term A Lenders make Delayed Draw Term A Loans hereunder which, subject to the satisfaction of the conditions set forth in Section 4.03, shall be the date set forth in the notice delivered by the Borrowers pursuant to Section 4.03(d).

“Delayed Draw Term A Lender” means the Term Lenders providing Delayed Draw Term A Loans under the Delayed Draw Term A Commitment.

“Delayed Draw Term A Loans” means the Term A Loans made by the applicable Term Lenders on a Delayed Draw Term A Loan Funding Date to the Borrowers pursuant to Section 2.01(b).

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, excluding, for the avoidance of doubt, any investment property (within the meaning of the UCC) or any account evidenced by an instrument (within the meaning of the UCC).

“Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of the Administrative Borrower or its subsidiaries shall constitute a Derivative Transaction.

“Designated Non-Cash Consideration” means the fair market value (as determined by the Administrative Borrower in good faith) of non-Cash consideration received by the Administrative Borrower or any Restricted Subsidiary in connection with any Disposition pursuant to Section 6.07(h) and/or Section 6.08 that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Administrative Borrower, setting forth the basis of such valuation (which amount will be reduced by the amount of Cash or Cash Equivalents received in connection with a subsequent sale or conversion of such Designated Non-Cash Consideration to Cash or Cash Equivalents).

“Designated Operational FX Hedge” means any Hedge Agreement entered into for the purpose of hedging currency-related risks in respect of the revenues, cash flows or other balance sheet items of the Administrative Borrower and/or any of its subsidiaries and designated at the time entered into (or on or prior to the Closing Date, with respect to any Hedge Agreement entered into on or prior to the Closing Date) as a Designated Operational FX Hedge by the Administrative Borrower in a writing delivered to the Administrative Agent.

“Disposition” or “Dispose” means the sale, lease, sublease, or other disposition of any property of any Person.

“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such redemption is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock), (b) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock that would constitute Disqualified Capital Stock, in each case at any time on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued, (c) contains any mandatory repurchase obligation or any other repurchase obligation at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, which may come into effect prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such repurchase obligation is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock) or (d) provides for the scheduled payments of dividends in Cash on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued; provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of any change of control or any Disposition occurring prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued shall not constitute Disqualified Capital Stock if such Capital Stock provides that the issuer thereof will not redeem any such Capital Stock pursuant to such provisions prior to the Termination Date.

Notwithstanding the preceding sentence, (A) if such Capital Stock is issued pursuant to any plan for the benefit of directors, officers, employees, members of management, managers or consultants or by any such plan to such directors, officers, employees, members of management, managers or consultants, in each case in the ordinary course of business of the Administrative Borrower or any Restricted Subsidiary, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the issuer thereof in order to satisfy applicable statutory or regulatory obligations, and (B) no Capital Stock held by any future, present or former employee, director, officer, manager, member of management or consultant (or their respective Affiliates or Immediate Family Members) of the Administrative Borrower (or any Parent Company or any subsidiary) shall be considered Disqualified Capital Stock because such stock is redeemable or subject to repurchase pursuant to any management equity subscription agreement, stock option, stock appreciation right or other stock award agreement, stock ownership plan, put agreement, stockholder agreement or similar agreement that may be in effect from time to time.

“Disqualified Institution” means:

(a) (i) any Person identified in writing to the Arrangers on or prior to ~~May 10, 2017~~the Amendment No. 2 Closing Date, (ii) any Person identified by ~~INC Holdings~~the Administrative Borrower or Double Eagle Parent in writing ~~and~~, by email to JPMDQ_Contact@jpmorgan.com, and reasonably acceptable to ~~CS Securities and ING after May 10, 2017, and prior to the~~the Administrative Agent after the Amendment No. 2 Closing Date (the Persons described in clauses (a)(i) through (a)(ii) above, the “Identified Disqualified Lenders”) and (iii) any Affiliate of any Identified Disqualified Lender that is identified in writing, by email to JPMDQ_Contact@jpmorgan.com, to the Administrative Agent as such,

(b) any Affiliate of any Arranger (or any director (or equivalent manager), officer or employee of any Arranger or any Affiliate thereof) that is engaged as a principal primarily in private equity or venture capital,

(c) (i) any Person that is or becomes a Company Competitor and is (A) identified in writing to the Arrangers on or prior to ~~May 10, 2017~~the Amendment No. 2 Closing Date, (B) identified by ~~INC Holdings~~the Administrative Borrower or Double Eagle Parent in writing to ~~CS Securities and ING after May 10, 2017, and prior to the~~JPMorgan after the Amendment No. 2 Closing Date and (C) identified in writing to the Administrative Agent on or after the Closing Date, and (ii)

Restricted Subsidiary or any ERISA Affiliate as described in Section 4062(e) of ERISA, in each case, resulting in liability pursuant to Section 4063 of ERISA; (c) a complete or partial withdrawal by the Administrative Borrower or any Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan resulting in the imposition of Withdrawal Liability on the Administrative Borrower or any Restricted Subsidiary, notification of the Administrative Borrower or any Restricted Subsidiary or any ERISA Affiliate concerning the imposition of Withdrawal Liability or notification that a Multiemployer Plan is “insolvent” within the meaning of Section 4245 of ERISA or is in “reorganization” within the meaning of Section 4241 of ERISA; (d) the filing of a notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA, the treatment of a Pension Plan amendment as a termination under Section 4041(c) of ERISA, the commencement of proceedings by the PBGC to terminate a Pension Plan or the receipt by the Administrative Borrower or any Restricted Subsidiary or any ERISA Affiliate of notice of the treatment of a Multiemployer Plan amendment as a termination under Section 4041A of ERISA or of notice of the commencement of proceedings by the PBGC to terminate a Multiemployer Plan; (e) the occurrence of an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Administrative Borrower or any Restricted Subsidiary or ERISA Affiliates, with respect to the termination of any Pension Plan; or (g) the conditions for imposition of a Lien under Section 303(k) of ERISA have been met with respect to any Pension Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Euro” or “€” means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.

“Eurocurrency Rate” means:

(a) with respect to any Interest Period applicable to an Adjusted Eurocurrency Rate Loan (other than a Eurocurrency Rate Loan denominated in Canadian Dollars or a Eurocurrency Rate Loan denominated in Singaporean Dollars), (i) the rate of interest in the applicable currency appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to such service as determined by Administrative Agent) as the London interbank offered rate for deposits in Dollars or such Alternate Currency for a term comparable to such Interest Period, at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of such Interest Period (but if more than one rate is specified on such page, the rate will be an arithmetic average of all such rates) or (ii) if the rate described in clause (i) above does not appear on such page or service or such page or service is not available, the rate per annum equal to the rate reasonably determined by the Administrative Agent to be the offered rate on such other page or service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars offered in the London interbank market (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; and

(b) with respect to any Eurocurrency Rate Loan denominated in Canadian Dollars, the rate of interest equal to the Canadian Dollar bankers’ acceptance rate, or comparable or successor rate approved by the Administrative Agent, determined by it at or about 10:00 a.m. (Toronto time) on the applicable day (or the preceding Business Day, if the applicable day is not a Business Day) for a term comparable to the Revolving Loan, as published on the CDOR or other applicable Reuters screen page (or other commercially available source designated by the Administrative Agent from time to time).

(c) with respect to any Eurocurrency Rate Loan denominated in Singaporean Dollars, the rate of interest equal to the Association of Banks in Singapore, or comparable or successor rate approved by the Administrative Agent, determined by it at or about 12:00 p.m. (London time) two Business Days prior to the commencement of the applicable Interest Period (or the preceding Business Day, if the applicable day is not a Business Day) for a term comparable to the Revolving Loan, as published on the ABSFIX01 or other applicable Reuters screen page (or other commercially available source designated by the Administrative Agent from time to time).

In no event shall the Eurocurrency Rate be less than zero.

“Event of Default” has the meaning assigned to such term in Article 7.

“Excess Cash Flow” means, for any Excess Cash Flow Period, any amount (if positive) equal to (without duplication):

(a) Consolidated Adjusted EBITDA for such Excess Cash Flow Period (without giving effect to clauses (b) or (e) of the definition thereof, the amounts added back in reliance on which shall be deducted in determining Excess Cash Flow); plus

(b) any extraordinary, unusual or non-recurring cash gain during such Excess Cash Flow Period (whether or not accrued in such Excess Cash Flow Period), to the extent not otherwise included in Consolidated Adjusted EBITDA; plus

(c) net foreign currency translation gains received in cash related to currency remeasurements of Indebtedness (including any net gain resulting from any Hedge Agreement for currency exchange risk resulting from any intercompany Indebtedness, any foreign currency translation or transaction or any other currency-related risk), to the extent not otherwise included in calculating Consolidated Adjusted EBITDA; plus

(d) the decrease, if any, in Consolidated Working Capital from the first day to the last day of such Excess Cash Flow Period, excluding any such decrease in Consolidated Working Capital arising from (i) the acquisition or Disposition of any Person by the Administrative Borrower or any Restricted Subsidiary, (ii) the reclassification during such period of current assets to long term assets and current liabilities to long term liabilities, (iii) the application of purchase and/or recapitalization accounting and/or (iv) the effect of any fluctuation in the amount of accrued and contingent obligations under any Hedge Agreement; minus

(e) the amount, if any, which, in the determination of Consolidated Adjusted EBITDA for such Excess Cash Flow Period, has been included in respect of income or gain from any Disposition outside of the ordinary course of business (including Dispositions constituting covered losses or taking of assets referred to in the definition of “Net Insurance/Condemnation Proceeds”) of the Administrative Borrower and/or any Restricted Subsidiary; minus

(f) cash payments actually made in respect of the following (without duplication):

(i) any Investment permitted by Section 6.06 (other than Investments (i) in Cash or Cash Equivalents or (ii) in any Loan Party and/or any Restricted Payment permitted by Section 6.04(a)) and actually made in cash during such Excess Cash Flow Period or, at the option of the Administrative Borrower, made prior to the date the Administrative Borrower is required to make a payment of Excess Cash Flow in respect of such Excess Cash Flow Period, (A) except to the extent the relevant Investment and/or Restricted Payment is financed with long term Indebtedness (other than revolving Indebtedness) and (B) without extent such reserves or amounts are added back to, or not deducted from, Consolidated Net Income.; minus

(q) cash losses, charges and other adjustments resulting from the application of FASB ASC Update No. 2014-09 (Revenue from Contracts with Customers (Topic 606)) effective January 1, 2018.

“Excess Cash Flow Period” means each Fiscal Year of the Administrative Borrower, commencing with the Fiscal Year of the Administrative Borrower ending on December 31, 2018.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder.

“Excluded Assets” means each of the following:

(a) any asset the grant or perfection of a security interest in which would (i) be prohibited by any enforceable anti-assignment provision set forth in any contract that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than assets subject to Capital Leases and purchase money financings), (ii) violate the terms of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement and is binding on such asset at the time of its acquisition and not incurred in contemplation thereof (other than in the case of Capital Leases and purchase money financings) (in the case of clause (i) above and this clause (ii), after giving effect to any applicable anti-assignment provision of the UCC or other applicable Requirements of Law) or (iii) trigger termination of any contract relating to such asset that is permitted or otherwise not prohibited by the terms of this Agreement pursuant to any “change of control” or similar provision (to the extent such contract is binding on such asset at the time of its acquisition and not incurred in contemplation thereof); it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any contract described in this clause (a) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or any other applicable Requirement of Law notwithstanding the relevant prohibition, violation or termination right,

(b) the Capital Stock of any (i) Captive Insurance Subsidiary, (ii) Unrestricted Subsidiary, (iii) not-for-profit subsidiary and/or (iv) special purpose entity used for any permitted securitization facility (including any Permitted Receivables Facility),

(c) any intent-to-use Trademark application prior to the filing and acceptance of a “Statement of Use”, “Declaration of Use”, “Amendment to Allege Use” or similar notice and/or filing with respect thereto, only to the extent, if any, that, and solely during the period if any, in which, the grant of a security interest therein may impair the validity or enforceability, or result in the voiding, of such intent-to-use Trademark application or any registration issuing therefrom under applicable Requirements of Law,

(d) any asset, the grant or perfection of a security interest in which would (i) require any governmental or regulatory consent, approval, license or authorization that has not been obtained, (ii) be prohibited by applicable Requirements of Law (including, without limitation, rules and regulations of any governmental authority or agency), except, in each case of clause (i) above and this clause (ii), to the extent such requirement or prohibition would be rendered ineffective under the UCC or any other applicable Requirement of Law notwithstanding such requirement or prohibition; it being understood that the term “Excluded Asset” shall not include proceeds or receivables arising out of any asset described in clause (d)(i) or clause (d)(ii) to the extent that the assignment of such proceeds or receivables is expressly deemed to be effective under the UCC or any other applicable Requirement of

Guaranty of such Loan Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation or (b) in the case of any Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Loan Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) of the Commodity Exchange Act, at the time the guarantee provided by (or grant of such security interest by, as applicable) such Loan Guarantor becomes or would become effective with respect to such Swap Obligation. If any Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Loan Guaranty or security interest is or becomes illegal.

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or Issuing Bank or any other recipient (in each case, a “Recipient”) of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document, (a) Taxes imposed on (or measured by) its net or overall gross income or franchise Taxes (i) imposed as a result of such Recipient being organized or having its principal office located in or, in the case of any Lender, having its applicable lending office located in, the taxing jurisdiction or (ii) that are Other Connection Taxes, (b) any branch profits Taxes imposed under Section 884(a) of the Code or any similar Tax imposed by any jurisdiction described in clause (a), (c) any U.S. federal withholding tax that is imposed on amounts payable to the relevant Recipient pursuant to a Requirement of Law in effect at the time the relevant Recipient becomes a party to this Agreement (or designates a new lending office), except (i) in the case of a Recipient that became a recipient pursuant to an assignment under Section 2.19 or a Recipient that designates a new lending office under Section 2.19 and (ii) to the extent that the relevant Recipient (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts from any Loan Party with respect to such withholding tax pursuant to Section 2.17, (d) any tax imposed as a result of a failure by such Recipient to comply with Section 2.17(f) and (e) any ~~U.S. federal~~ withholding tax under FATCA.

“Existing Bank of America Amendment No. 2 Closing Date Letters of Credit” means any letter of credit previously issued that is listed on Schedule 1.01(e)(ii) hereto.

“Existing Bank of America Closing Date Letters of Credit” means any letter of credit previously issued that (a) will remain outstanding on and after the Closing Date and (b) is listed on Schedule 1.01(e)(i) hereto.

“Existing Credit Suisse Amendment No. 2 Closing Date Letters of Credit” means any letter of credit previously issued that is listed on Schedule 1.01(e)(iii) hereto.

“Existing ING Amendment No. 2 Closing Date Letters of Credit” means any letter of credit previously issued that is listed on Schedule 1.01(e)(iv) hereto.

“Existing Letters of Credit” means, collectively, the Existing Bank of America Closing Date Letters of Credit, the Existing Bank of America Amendment No. 2 Closing Date Letters of Credit, the Existing Credit Suisse Amendment No. 2 Closing Date Letters of Credit and the Existing ING Amendment No. 2 Closing Date Letters of Credit, listed on Schedule 1.01(e) hereto.

“Expected Cost Savings” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”.

“Extended Revolving Credit Commitment” has the meaning assigned to such term in Section 2.23(a)(i).

“Extended Revolving Facility” has the meaning assigned to such term in Section 2.23(a)(i).

“Extended Revolving Loans” has the meaning assigned to such term in Section 2.23(a)(i).

“Extended Term Loans” has the meaning assigned to such term in Section 2.23(a)(ii).

“Extension” has the meaning assigned to such term in Section 2.23(a).

“Extension Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (for purposes of giving effect to Section 2.23) and the Administrative Borrower executed by each of (a) the Administrative Borrower and the Subsidiary Guarantors, (b) the Administrative Agent and (c) each Lender that has accepted the applicable Extension Offer pursuant hereto and in accordance with Section 2.23.

“Extension Offer” has the meaning assigned to such term in Section 2.23(a).

“Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or, except with respect to Articles 5 and 6, hereof owned, leased, operated or used by the Administrative Borrower or any of its Restricted Subsidiaries or any of their respective predecessors or Affiliates.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above) and ~~any intergovernmental agreements implementing any of the foregoing and related~~fiscal or regulatory legislation ~~or official administrative~~, rules or practices ~~with respect thereto~~adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FCPA” has the meaning assigned to such term in Section 3.17(c).

“Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York sets forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate.

“Fee ~~Letters~~Letter” means that certain fee ~~letters~~letter dated ~~June~~as of February 14, ~~2017, by and~~2019 among~~, inter alios,~~ the Administrative Borrower~~, the applicable Arrangers~~ and the Administrative Agent.

“Financial Covenant Standstill” has the meaning assigned to such term in Section 7.01(c).

“First Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit K-1 hereto, with any changes thereto as the Administrative Borrower and the Administrative Agent may agree in their respective reasonable discretion.

“First Lien Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated First Lien Debt as of the last day of the Test Period then most recently ended to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended, in each case of the Administrative Borrower and its Restricted Subsidiaries on a consolidated basis.

“First Priority” means, with respect to any Lien purported to be created on any Collateral pursuant to any Collateral Document, that, subject to any applicable Intercreditor Agreement, such Lien is senior in priority to any other Lien to which such Collateral is subject, other than any Permitted Lien.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of the Administrative Borrower ending December 31 of each calendar year.

“Fixed Amount” has the meaning assigned to such term in Section 1.10(d).

“Flood Hazard Property” means any parcel of any Material Real Estate Asset located in the U.S. that is subject to a Mortgage that has Improvements (as defined in the Flood Insurance Laws) in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

“Flood Insurance Laws” means, collectively, (a) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973), (b) the Flood Insurance Reform Act of 2004 and (c) the Biggert-Waters Flood Insurance Reform Act of 2012.

~~“Florida Loan Party” means South Florida Kinetics, Inc., a Florida corporation~~.

“Foreign Lender” means any Lender or Issuing Bank that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

“Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the U.S. in effect and applicable to the accounting period in respect of which reference to GAAP is made.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with the US, a foreign government or any political subdivision thereof.

“Governmental Authorization” means any permit, license, authorization, approval, plan, directive, consent order or consent decree of or from any Governmental Authority.

“Granting Lender” has the meaning assigned to such term in Section 9.05(f).

“Guarantee” of or by any Person (the “Guarantor”) means any obligation, contingent or otherwise, of the Guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation of any other Person (the “Primary Obligor”) in any manner and including any obligation of the Guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other monetary obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness or other monetary obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or monetary obligation, (e) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (f) secured by any Lien on any assets of such Guarantor securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Guarantor (or any right, contingent or otherwise, of any holder of such Indebtedness or other monetary obligation to obtain any such Lien); provided that the term

“INC Contribution” has the meaning assigned to such term in the recitals hereto.

“INC Holdings” has the meaning assigned to such term in the preamble to this Agreement.

“INC Refinancing” means the termination of the revolving commitments and refinancing of the outstanding Indebtedness under the Credit Agreement, dated as of May 14, 2015, by and among, inter alios, INC Holdings, as holdings, INC Research, as borrower, the lenders from time to time party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent.

“INC Research” means Syneos Health, LLC (f/k/a INC Research, LLC), a Delaware limited liability company.

“Incremental Amount” means (a) the greater of (i) $725,000,000 and (ii) 100% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period minus (b) the aggregate outstanding principal amount of all Incremental Facilities and/or Incremental Equivalent Debt incurred or issued in reliance on the Incremental Amount~~.~~; provided that, the Incremental Term A Loans (including, for the avoidance of doubt, any Delayed Draw Term A Loans) and Incremental Revolving Credit Commitments (each as defined in Amendment No. 2) shall not reduce the amount available to the Borrowers pursuant to clause (a)(i) above (such that, for the avoidance of doubt, $725,000,000 remains available for use by the Borrowers under clause (a)(i) of this definition after giving effect to Amendment No. 2).

“Incremental Cap” means (without duplication):

(a) the Incremental Amount, plus

(b) in the case of any Incremental Facility incurred using the Incremental Amount that effectively extends the Maturity Date with respect to any Class of Loans and/or Commitments hereunder, an amount equal to the portion of the relevant Class of Loans or Commitments that will be replaced by such Incremental Facility, plus

(c) in the case of any Incremental Facility incurred using the Incremental Amount that effectively replaces any Revolving Credit Commitment terminated in accordance with Section 2.19 hereof, an amount equal to the relevant terminated Revolving Credit Commitment, plus

(d) (i) the amount of any optional prepayment of any Term Loan in accordance with Section 2.11(a) and/or the amount of any permanent reduction of any Revolving Credit Commitment and/or the amount of any permanent prepayment of any Incremental Equivalent Debt, in each case that is secured on a pari passu basis with the Initial Term Loans, (ii) the amount of any optional prepayment, redemption or repurchase of any Replacement Term Loan or Loans under any Replacement Revolving Facility (to the extent accompanied by a permanent reduction in commitments) or any borrowing or issuance of Replacement Debt, in each case that is secured on a pari passu basis with the Initial Term Loans, previously applied to the permanent prepayment of any Loan hereunder, so long as no Incremental Facility was previously incurred in reliance on clause (d)(i) above as a result of such prepayment and (iii) the amount paid in Cash in respect of any reduction in the outstanding amount of any Term Loan that is secured on a pari passu basis with the Initial Term Loans resulting from any assignment of such Term Loan to (and/or assignment and/or purchase of such Term Loan by) the Administrative Borrower and/or any Restricted Subsidiary, for each of clauses (i), (ii) and (iii) so long as the relevant prepayment, redemption, repurchase, assignment and/or purchase was not funded with the proceeds of any long-term Indebtedness (other than revolving Indebtedness), plus

(e) an unlimited amount so long as, in the case of this clause (e), after giving effect to the relevant Incremental Facility, (i) if such Incremental Facility is secured by a lien on the Collateral

Leverage Ratio, the Interest Coverage Ratio or any other financial ratio under this Agreement, (ii) the amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith and (iii) the term “Indebtedness” shall exclude (A) any obligation under or in respect of any Permitted Receivables Facility, (B) any obligations incurred under ERISA, (C) accrued expenses and trade accounts payable in the ordinary course of business (including on an inter-company basis) and (D) liabilities associated with customer prepayments and deposits.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any third person (including any partnership in which such Person is a general partner and any unincorporated joint venture in which such Person is a joint venturer) to the extent such Person would be liable therefor under applicable Requirements of Law or any agreement or instrument by virtue of such Person’s ownership interest in such Person, (A) except to the extent the terms of such Indebtedness provided that such Person is not liable therefor and (B) only to the extent the relevant Indebtedness is of the type that would be included in the calculation of Consolidated Total Debt; provided that notwithstanding anything herein to the contrary, the term “Indebtedness” shall not include, and shall be calculated without giving effect to, (x) the effects of Accounting Standards Codification Topic 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed an incurrence of Indebtedness hereunder) and (y) the effects of Statement of Financial Accounting Standards No. 133 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivative created by the terms of such Indebtedness (it being understood that any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed to be an incurrence of Indebtedness hereunder).

“Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes or Other Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 9.03(b).

“Information Memorandum” means the Confidential Information Memorandum dated June 2017 relating to the Administrative Borrower and its subsidiaries and the Transactions.

“ING” has the meaning assigned to such term in the preamble to this Agreement.

“Initial Lenders” means the Arrangers and the affiliates of the Arrangers who are party to this Agreement as Lenders on the Closing Date.

“Initial Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Initial Revolving Loans (and acquire participations in Letters of Credit) hereunder as set forth ~~on the Commitment Schedule~~opposite such Lender’s name on Schedules 1-B and 2-C to Amendment No. 2), or in the Assignment Agreement pursuant to which such Lender assumed its Initial Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 or 2.19, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05 or (c) increased pursuant to Section 2.22. The aggregate amount of the Initial Revolving Credit Commitments as of the Amendment No. 2 Closing Date is $~~500,000,000~~600,000,000.

“Initial Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Initial Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s LC Exposure, in each case, attributable to its Initial Revolving Credit Commitment.

“Initial Revolving Credit Maturity Date” means the date that is five years after the Amendment No. 2 Closing Date.

“Initial Revolving Facility” means the Initial Revolving Credit Commitments and the Initial Revolving Loans and other extensions of credit thereunder.

“Initial Revolving Lender” means any Lender with an Initial Revolving Credit Commitment or any Initial Revolving Credit Exposure.

“Initial Revolving Loan” means any revolving loan made by the Initial Revolving Lenders to the Borrowers pursuant to Section 2.01(a)(iii).

“Initial Term A Lender” means any Lender with an Initial Term A Loan Commitment or an outstanding Initial Term A Loan.

“Initial Term A Loan Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make Initial Term A Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name on ~~the Commitment Schedule~~Schedules 1-A and 2-A to Amendment No. 2, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) reduced or increased from time to time pursuant to assignments by or to such Term A Lender pursuant to Section 9.05 or (c) increased from time to time pursuant to Section 2.22. The aggregate amount of the Term Lenders’ Initial Term A Loan Commitments on the Amendment No. 2 Closing Date is $~~1,000,000,000~~1,150,000,000.

“Initial Term A Loans” means the term loans made by the Initial Term A Lenders to the Borrowers pursuant to Section 2.01(a)(i) ~~and the Replacement Term A Loans (as defined in Amendment No. 1)~~.~~.~~

“Initial Term A Loan Maturity Date” means the date that is five years after the Amendment No. 2 Closing Date.

“Initial Term B Lender” means any Lender with an Initial Term B Loan Commitment or an outstanding Initial Term B Loan.

“Initial Term B Loan Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make Initial Term B Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name on ~~the Commitment~~ Schedule 1-B to Amendment No. 1, as the same may be (a) reduced from time to time pursuant to Section 2.09, (b) reduced or increased from time to time pursuant to assignments by or to such Term Lender pursuant to Section 9.05 or (c) increased from time to time pursuant to Section 2.22. The aggregate amount of the Term Lenders’ Initial Term B Loan Commitments on the Closing Date is $1,600,000,000.

“Initial Term B Loans” means the term loans made by the Initial Term B Lenders to the Borrowers pursuant to Section 2.01(a)(ii) and the Replacement Term B Loans (as defined in Amendment No. 1).

“Initial Term B Loan Maturity Date” means the date that is seven years after the Closing Date.

month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“inVentiv Group Holdings” means inVentiv Group Holdings, Inc., a Delaware corporation.

“inVentiv Group Holdings Share Purchase” has the meaning assigned to such term in the recitals hereto.

“inVentiv Refinancing” means (a) the refinancing of the Indebtedness outstanding under the First Lien Term Loan Agreement, dated as of November 9, 2016, by and among, inter alios, inVentiv Group Holdings, as administrative borrower, the lenders from time to time party thereto and Goldman Sachs Bank USA, as administrative agent and collateral agent and (b) the termination of the commitments and refinancing of the Indebtedness outstanding under the ABL Credit Agreement, dated as of November 9, 2016, by and among, inter alios, inVentiv Group Holdings, as a borrower, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent (other than with respect to the Existing Bank of America Closing Date Letters of Credit).

“Investment” means (a) any purchase or other acquisition by the Administrative Borrower or any of its Restricted Subsidiaries of any of the Securities of any other Person (other than any Loan Party), (b) the acquisition by purchase or otherwise (other than any purchase or other acquisition of inventory, materials, supplies and/or equipment in the ordinary course of business) of all or a substantial portion of the business, property or fixed assets of any other Person or any division or line of business or other business unit of any other Person and (c) any loan, advance (other than any advance to any current or former employee, officer, director, member of management, manager, consultant or independent contractor of the Administrative Borrower, any Restricted Subsidiary, or any Parent Company for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Administrative Borrower or any of its Restricted Subsidiaries to any other Person. Subject to Section 5.10, the amount of any Investment shall be the original cost of such Investment, plus the cost of any addition thereto that otherwise constitutes an Investment, without any adjustments for increases or decreases in value, or write- ups, write-downs or write-offs with respect thereto, but giving effect to any repayments of principal in the case of any Investment in the form of a loan and any return of capital or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale but not in excess of the amount of the relevant initial Investment).

“Investors” means (a) the Sponsors and (b) the Management Investors.

“IP Rights” has the meaning assigned to such term in Section 3.05(c).

“IRS” means the United States Internal Revenue Service.

“Issuing Bank” means, as the context may require, (a) ~~Credit Suisse, (b) ING, (c~~JPMorgan Chase Bank, N.A., (b) Wells Fargo Bank, N.A., (c) PNC Bank, N.A., (d) Bank of America, N.A., (e) ING Capital LLC, (f) with respect to the Existing Bank of America Closing Date Letters of Credit and the Existing Bank of America Amendment No. 2 Closing Date Letters of Credit, Bank of America, N.A., (g) with respect to the Existing Credit Suisse Amendment No. 2 Closing Date Letters of Credit, Credit Suisse, (h) with respect to the Existing ING Amendment No. 2 Closing Date Letters of Credit, ING Capital LLC and (~~d~~i) any other Revolving Lender that is appointed as an Issuing Bank in accordance with Section 2.05(i) hereof. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any branch or Affiliate of such Issuing Bank, in which case the term “Issuing Bank” shall include any such branch or Affiliate with respect to Letters of Credit issued by such branch or Affiliate.

“Joinder Agreement” means a Joinder Agreement substantially in the form of Exhibit F or such other form that is reasonably satisfactory to the Administrative Agent and the Administrative Borrower.

“Judgment Currency” has the meaning assigned to such term in Section 9.25.

“Junior Indebtedness” means any Indebtedness of the types described in clauses (a) and (c) of the definition of “Indebtedness” (other than Indebtedness among the Administrative Borrower and/or any Restricted Subsidiary) of any Loan Party that is expressly subordinated in right of payment to the Obligations.

“Junior Lien Indebtedness” means any Indebtedness of the types described in clauses (a) and (c) of the definition of “Indebtedness” that is secured by a security interest on the Collateral of any Loan Party (other than Indebtedness among the Administrative Borrower and/or any Restricted Subsidiary) that is expressly junior or subordinated to the Lien securing the Credit Facilities.

“Latest Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or commitment hereunder at such time, including the latest maturity or expiration date of any Term Loan, Term Commitment, Revolving Loan or Revolving Credit Commitment.

“Latest Revolving Credit Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Revolving Loan or Revolving Credit Commitment hereunder at such time.

“Latest Term Loan Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Term Loan hereunder at such time.

“LC Collateral Account” has the meaning assigned to such term in Section 2.05(j).

“LC Disbursement” means any payment or disbursement made by any Issuing Bank pursuant to any Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate principal amount of all LC Disbursements that have not yet been reimbursed at such time. The LC Exposure of any Revolving Lender at any time shall equal its Applicable Percentage of the aggregate LC Exposure at such time.

“Legal Reservations” means the application of relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing.

“Lenders” means the Term Lenders, the Revolving Lenders and any other Person that becomes a party hereto pursuant to an Assignment Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment Agreement.

“Letter of Credit” means any Standby Letter of Credit or Commercial Letter of Credit issued (or, in the case of any Existing Bank of America Closing Date Letter of Credit Letter of Credit, deemed to be issued) pursuant to this Agreement.

“Letter of Credit Reimbursement Loan” has the meaning assigned to such term in Section 2.05(e).

“Letter-of-Credit Right” has the meaning set forth in Article 9 of the UCC.

“Letter of Credit Request” means a request by the Administrative Borrower for a new Letter of Credit or an amendment to any existing Letter of Credit in accordance with Section 2.05 and substantially in the form of Exhibit N hereto or such other form that is reasonably satisfactory to the relevant Issuing Bank and the Administrative Borrower.

“Letter of Credit Sublimit” means $150,000,000, subject to increase in accordance with Section 2.22 hereof.

“Liberty Lane” means Liberty Lane IH LLC and its Affiliates.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capital Lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien.

“Limited Condition Acquisition” means any acquisition or similar Investment, including by way of merger, by the Administrative Borrower or one or more of its Restricted Subsidiaries permitted pursuant to this Agreement whose consummation is not conditioned upon the availability of, or on obtaining, third party financing.

“Loan Documents” means this Agreement, Amendment No. 1, Amendment No. 2, any Promissory Note, the Loan Guaranty, the Collateral Documents, any Intercreditor Agreement to which any Loan Party is a party, each Refinancing Amendment, each Incremental Facility Amendment, each Extension Amendment and any other document or instrument designated by the Administrative Borrower and the Administrative Agent as a “Loan Document.” Any reference in this Agreement or any other Loan Document to any Loan Document shall include all appendices, exhibits or schedules thereto.

“Loan Guarantor” means any Subsidiary Guarantor and, as to the Secured Obligations of all other Borrowers, each Borrower.

“Loan Guaranty” means (a) the Guaranty Agreement, substantially in the form of Exhibit I, executed by each Loan Party party thereto and the Administrative Agent for the benefit of the Secured Parties, as supplemented in accordance with the terms of Section 5.12 and (b) solely with respect to any Foreign Subsidiary designated as a Subsidiary Guarantor pursuant to the penultimate sentence of the definition of “Subsidiary Guarantor”, any local law guaranty that may have been executed by such Foreign Subsidiary.

“Loan Installment Date” means a Term A Loan Installment Date and/or a Term B Loan Installment Date, as applicable.

“Loan Parties” means each Borrower and each Subsidiary Guarantor.

“Loans” means any Initial Term Loan, any Delayed Draw Term A Loan, any Additional Term Loan, any Revolving Loan or any Additional Revolving Loan.

“London Banking Day” means any day on which dealings in Dollar or the relevant Alternate Currency, as applicable, deposits are conducted by and between banks in the London interbank market.

“Management Investors” means the officers, directors, managers, employees and members of management of the Administrative Borrower, any Parent Company and/or any subsidiary of the Administrative Borrower.

“Margin Stock” has the meaning assigned to such term in Regulation U.

“Material Acquisition” means any Permitted Acquisition or similar Investment (including any Investment in a Similar Business) the aggregate consideration for which exceeds $225,000,000.

“Material Adverse Effect” means (a) on the Closing Date, a Closing Date Material Adverse Effect and (b) after the Closing Date, a material adverse effect on (i) the business, assets, financial condition or results of operations, in each case, of the Administrative Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the rights and remedies (taken as a whole) of the Administrative Agent under the applicable Loan Documents or (iii) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the applicable Loan Documents.

“Material Debt Instrument” means any physical instrument evidencing any Indebtedness for borrowed money which is required to be pledged and delivered to the Administrative Agent (or its bailee) pursuant to the Security Agreement.

“Material Real Estate Asset” means (a) on the Closing Date, each “fee-owned” Real Estate Asset having a fair market value (as reasonably determined by the Administrative Borrower after taking into account any liabilities with respect thereto that impact such fair market value) in excess of $20,000,000, as listed on Schedule 1.01(c) and (b) any “fee-owned” Real Estate Asset acquired by any Loan Party after the Closing Date having a fair market value (as reasonably determined by the Administrative Borrower after taking into account any liabilities with respect thereto that impact such fair market value) in excess of $20,000,000 as of the date of acquisition thereof.

“Maturity Date” means (a) with respect to the Initial Revolving Facility, the Initial Revolving Credit Maturity Date, (b) with respect to the Initial Term A Loans and the Delayed Draw Term A Loans, the Initial Term A Loan Maturity Date, (c) with respect to the Initial Term B Loans, the Initial Term B Loan Maturity Date, (d) with respect to any Replacement Term Loans or Replacement Revolving Facility, the final maturity date for such Replacement Term Loans or Replacement Revolving Facility, as the case may be, as set forth in the applicable Refinancing Amendment, (e) with respect to any Incremental Facility, the final maturity date set forth in the applicable Incremental Facility Amendment, and (f) with respect to any Extended Revolving Credit Commitment or Extended Term Loans, the final maturity date set forth in the applicable Extension Amendment.

“Maximum Rate” has the meaning assigned to such term in Section 9.20.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of May 10, 2017, by and between Double Eagle Parent and INC Holdings.

“Minimum Extension Condition” has the meaning assigned to such term in Section 2.23(b).

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage” means any mortgage, deed of trust, deeds to secure debt or other agreement which conveys or evidences a Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the relevant Secured Parties, on any Material Real Estate Asset constituting Collateral.

“Mortgage Policy” has the meaning assigned to such term in the definition of “Real Estate Collateral Requirements”.

“Multiemployer Plan” means any employee benefit plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA that is subject to the provisions of Title IV of ERISA, and in respect of which the Administrative Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, distribution to or for the account of the Administrative Borrower or a Wholly-Owned Subsidiary as a result thereof; and (b) with respect to any issuance or incurrence of Indebtedness or Capital Stock, the Cash proceeds thereof, net of all Taxes and customary fees, commissions, costs, underwriting discounts and other fees and expenses incurred in connection therewith.

“New Jersey Loan Parties” means, collectively, inVentiv Commercial Services, LLC, a New Jersey limited liability company, inVentiv Health Clinical Lab, Inc., a New Jersey corporation and Patient Marketing Group, LLC, a New Jersey limited liability company.

“Non-Debt Fund Affiliate” means any Sponsor and any Affiliate of any such Sponsor, other than any Debt Fund Affiliate.

“Non-Defaulting Revolving Lenders” has the meaning assigned to such term in Section 2.21(d)(i).

“Non-Loan Party Cap” means the greater of $245,000,000 and 34% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period.

“North Carolina Loan Parties” means, collectively, Addison Whitney LLC, a North Carolina limited liability company, inVentiv Health Consulting, Inc., a North Carolina corporation and Pharmaceutical Institute, LLC, a North Carolina limited liability company.

“Obligations” means all unpaid principal of and accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding (or that would accrue but for the operation of applicable bankruptcy or insolvency laws), regardless of whether allowed or allowable in such proceeding) on the Loans, all LC Exposure, all accrued and unpaid fees, premiums and all expenses (including fees, premiums and expenses accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding (or that would accrue but for the operation of applicable bankruptcy or insolvency laws), regardless of whether allowed or allowable in such proceeding), reimbursements, indemnities and all other advances to, debts, liabilities and obligations of any Loan Party to the Lenders or to any Lender, the Administrative Agent, any Issuing Bank or any indemnified party arising under the Loan Documents in respect of any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising.

“~~”Obligations Derivative Instrument” has the meaning specified in Section 9.05(e)(ii).~~

~~“~~OFAC” has the meaning assigned to such term in Section 3.17(a).

“Ohio Loan Parties” means, collectively, inVentiv Communications Inc., an Ohio corporation, Blue Diesel, LLC, an Ohio limited liability company, Cadent Medical Communications, LLC, an Ohio limited liability company, Gerbig, Snell/Weisheimer Advertising, LLC, an Ohio limited liability company, inVentiv Medical Communications, LLC, an Ohio limited liability company, Navicor Group LLC, an Ohio limited liability company, Palio + Ignite, LLC, an Ohio limited liability company, The Selva Group, LLC, an Ohio limited liability company, Kendle Americas Investment, Inc., an Ohio corporation, and Kendle Americas Management Inc., an Ohio corporation.

“Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its by-laws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement, and (e) with respect to any other form of entity, such other organizational documents required by local Requirements of Law or customary under such jurisdiction to document the formation and governance principles of such type of entity. In the event that any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be

“Prepayment Asset Sale” means any Disposition by the Administrative Borrower or its Restricted Subsidiaries made pursuant to Section 6.07(h).

“Prepayment Notice” means a notice from the Administrative Borrower of any prepayment of any Borrowing of Term Loans pursuant to Section 2.11(a) substantially in the form attached hereto as Exhibit M or such other form that is reasonably acceptable to the Administrative Agent.

“Primary Obligor” has the meaning assigned to such term in the definition of “Guarantee”.

“Prime Rate” means ~~(a) the rate of interest per annum publically announced from time to time by the Administrative Agent as its prime commercial lending rate in effect at its principal office in New York City or (b) if the Administrative Agent has no “prime rate,”~~ the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Board (as reasonably determined by the Administrative Agent). ~~The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Any change in the prime rate determined by the Administrative Agent shall take effect at the opening of business on the date of such determination~~Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“Pro Forma Basis” or “pro forma effect” means, with respect to any determination of the Total Leverage Ratio, the First Lien Leverage Ratio, the Secured Leverage Ratio, the Interest Coverage Ratio, Consolidated Adjusted EBITDA or Consolidated Total Assets (including component definitions thereof), that:

(a) (i) in the case of (A) any Disposition of all or substantially all of the Capital Stock of any Restricted Subsidiary or any division and/or product line of the Administrative Borrower and/or any Restricted Subsidiary, (B) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary and (C) the implementation of any Business Optimization Initiative, income statement items (whether positive or negative and including any Expected Cost Savings) attributable to the property or Person subject to such Subject Transaction shall be excluded as of the first day of the Test Period applicable to any test or covenant for which the relevant determination is being made and (ii) in the case of any Permitted Acquisition, Investment and/or designation of an Unrestricted Subsidiary as a Restricted Subsidiary described in the definition of the term “Subject Transaction,” income statement items (whether positive or negative) attributable to the property or Person subject to such Subject Transaction shall be included as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; it being understood that any pro forma adjustment described in this Agreement may be applied to any such test or covenant solely to the extent that such adjustment is consistent with the definition of “Consolidated Adjusted EBITDA,”

(b) any retirement or repayment of Indebtedness shall be deemed to have occurred as of the first day of the Test Period applicable to any test or covenant for which the relevant determination is being made,

(c) any Indebtedness incurred by the Administrative Borrower or any of its Restricted Subsidiaries in connection therewith shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that, (i) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable Test Period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness at the relevant date of determination (taking into account any interest hedging arrangements applicable to

Applicable Country in which such Foreign Subsidiary is incorporated or organized) and all documents, financing statements, agreements, instruments, certificates, notices and acknowledgements and filings which the Administrative Agent may reasonably request to ensure the creation, perfection and priority of the Liens on the assets of such Foreign Subsidiary, in each case (i) in a form reasonably acceptable to the Administrative Agent, (ii) governed by the laws of the Applicable Country in which such Foreign Subsidiary is incorporated or organized and (iii) subject to customary exceptions for transactions of this type in such Applicable Country), and any such Restricted Subsidiary shall be a Loan Party and Subsidiary Guarantor for all purposes hereunder. In the event that the Administrative Borrower elects to cause a Foreign Subsidiary to be a Subsidiary Guarantor in accordance with the foregoing, such Foreign Subsidiary shall cease to be an Excluded Subsidiary for purposes of the Loan Documents and shall be deemed not to constitute a Foreign Subsidiary for purposes of clause (h) of the definition of “Excluded Assets”, clause (h) of the definition of “Excluded Subsidiary” and the second paragraph of Section 3.14.

“Successor Administrative Agent” has the meaning assigned to such term in Section 2.17(f)(iii).

“Successor Borrower” has the meaning assigned to such term in Section 6.07(a).

“Swap Obligations” means, with respect to any Loan Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Taxes” means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term A Loan” means the Initial Term A Loans and any Additional Term Loans that are Customary Term A Loans.

“Term A Loan Installment Date” has the meaning assigned to such term in Section 2.10(a)(i).

“Term B Loan” means the Initial Term B Loans and any Additional Term Loans that are Customary Term B Loans.

“Term B Loan Installment Date” has the meaning assigned to such term in Section 2.10(a)(ii).

“Term Commitment” means any Initial Term Loan Commitment, any Delayed Draw Term A Commitments and any Additional Term Loan Commitment.

“Term Facility” means the Term Loans provided to or for the benefit of the Borrowers pursuant to the terms of this Agreement.

“Term Lender” means any Initial Term Lender and any Additional Term Lender.

“Term Loan” means the Initial Term Loans, Delayed Draw Term A Loans and, if applicable, any Additional Term Loans.

“Termination Date” has the meaning assigned to such term in the lead-in to Article 5.

“Test Period” means, as of any date, (a) for purposes of determining actual compliance with Section 6.13(a), the period of four consecutive Fiscal Quarters then most recently ended for which financial statements under Section 5.01(a) or Section 5.01(b), as applicable, have been delivered (or are required to have been delivered) and (b) for any other purpose, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements of the type described in Section 5.01(a) or Section 5.01(b), as

Section 1.12. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE 2 THE CREDITS

Section 2.01. Commitments.

(a) Subject to the terms and conditions set forth herein and in Amendment No. 2, (i) each Initial Term A Lender severally, and not jointly, agrees to make initial term A loans to the Borrowers (the proceeds of which may be allocated between the Borrowers) on the Amendment No. 2 Closing Date in Dollars in a principal amount not to exceed its Initial Term A Loan Commitment, (ii) each Initial Term B Lender severally, and not jointly, agrees to make ~~initial term B loans~~Replacement Term B Loans (as defined in Amendment No. 1) to the Borrowers (the proceeds of which may be allocated between the Borrowers) on the 2018 Replacement Term B Closing Date in Dollars in a principal amount not to exceed its Initial Term B Loan Commitment and (iii) each Initial Revolving Lender severally, and not jointly, agrees to make Initial Revolving Loans to the Borrowers (or any Borrower) in Dollars or any applicable Alternate Currency at any time and from time to time on and after the Amendment No. 2 Closing Date, and until the earlier of the Initial Revolving Credit Maturity Date and the termination of the Initial Revolving Credit Commitment of such Initial Revolving Lender in accordance with the terms hereof; provided that, after giving effect to any Borrowing of Initial Revolving Loans, the Outstanding Amount of such Initial Revolving Lender’s Initial Revolving Credit Exposure shall not exceed such Initial Revolving Lender’s Initial Revolving Credit Commitment. Within the foregoing limits and subject to the terms, conditions and limitations set forth herein, the Borrowers may borrow, pay or prepay and re-borrow Revolving Loans. Amounts paid or prepaid in respect of the Term A Loans and Initial Term B Loans may not be re-borrowed.

(b) Subject to the terms and conditions expressly set forth herein and in Amendment No. 2, each Delayed Draw Term A Lender severally agrees to make to the Borrowers on any Business Day during the period from the Business Day immediately following the Amendment No. 2 Closing Date through the Delayed Draw Term A Commitment Termination Date (such period, the “Delayed Draw Term Loan Availability Period”) one or more Borrowings denominated in Dollars in an aggregate amount not to exceed at any time outstanding the amount of such Delayed Draw Term A Lender’s Delayed Draw Term A Commitment. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be re-borrowed. Each Borrowing consisting of a Borrowing of Delayed Draw Term A Loans made on the applicable Delayed Draw Term A Loan Funding Date shall be in a minimum principal amount of $5,000,000 and in increments of $1,000,000 in excess thereof.

(c) ~~(b)~~ Subject to the terms and conditions of this Agreement and any applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment, each Lender with an Additional Commitment of a given Class, severally and not jointly, agrees to make Additional Loans of such Class to the Borrowers, which Loans shall not exceed for any such Lender at the time of any incurrence thereof the Additional Commitment of such Class of such Lender as set forth in the applicable Refinancing Amendment, Extension Amendment or Incremental Facility Amendment. (it being understood and agreed, as described in the definition of the term “Class” set forth herein that, upon the funding of any Delayed Draw Term A Loans hereunder, such Delayed Draw Term A Loans and the other Term A Loans shall constitute a single Class of Term A Loans hereunder).

received by the Administrative Agent (by hand delivery, fax or other electronic transmission (including “.pdf” or “.tiff”)) not later than (i) 1:00 p.m. three Business Days prior to the requested date of any Borrowing of or continuation of Adjusted Eurocurrency Rate Loans (or (x) two Business Days in the case of any Adjusted Eurocurrency Rate Borrowing to be made on the Closing Date and (y) four Business Days in the case of any Adjusted Eurocurrency Rate Borrowing in any Alternate Currency other than Sterling or Euros) or any conversion of ABR Loans to Adjusted Eurocurrency Rate Loans and (ii) 12:00 p.m. on the requested date of any Borrowing of or conversion to ABR Loans (or, in each case, such later time as is reasonably acceptable to the Administrative Agent); provided that, if the Administrative Borrower wishes to request Adjusted Eurocurrency Rate Loans having an Interest Period of other than one, two, three or six months in duration as provided in the definition of “Interest Period” (A) the applicable notice from the Administrative Borrower must be received by the Administrative Agent not later than 1:00 p.m. four Business Days prior to the requested date of the relevant Borrowing (or such later time as is reasonably acceptable to the Administrative Agent), conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the appropriate Lenders of such request and determine whether the requested Interest Period is available to them and (B) not later than 12:00 p.m. three Business Days before the requested date of the relevant Borrowing, conversion or continuation, the Administrative Agent shall notify the Administrative Borrower whether or not the requested Interest Period is available to and has been approved by the appropriate Lenders (such approval not to be unreasonably withheld or delayed).

(b) Each Borrowing Request will specify the currency in which the relevant Loan will be made. If, with respect to any Loan denominated in Dollars, no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Adjusted Eurocurrency Rate Borrowing, then the Borrowers shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall advise each Lender of the details and amount of any Loan to be made as part of the requested Borrowing (x) in the case of any ABR Borrowing, on the same Business Day of receipt of a Borrowing Request in accordance with this Section or (y) in the case of any Adjusted Eurocurrency Rate Borrowing, no later than one Business Day following receipt of a Borrowing Request in accordance with this Section. No Revolving Loan may be converted into or continued as a Revolving Loan denominated in a different currency, but instead must be repaid in the currency in which such Revolving Loan was originally denominated and re-borrowed in the relevant other currency.

Section 2.04. [Reserved].

Section 2.05. Letters of Credit.

(a) General. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in each case in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.05, (A) from time to time on any Business Day during the period from the Closing Date to the fifth Business Day prior to the Latest Revolving Credit Maturity Date, upon the request of the Administrative Borrower, to issue Letters of Credit issued on sight basis only for the account of the Administrative Borrower and/or any of its subsidiaries (provided that one or more Borrowers will be a co-applicant) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.05(b), and (B) to honor drafts under the Letters of Credit, and (ii) the Revolving Lenders severally agree to participate in the Letters of Credit issued pursuant to Section 2.05(d). On and after the Closing Date, each Existing Bank of America Closing Date Letter of Credit shall be deemed to be a Letter of Credit issued hereunder on the Closing Date for all purposes under this Agreement and the other Loan Documents. On and after the Amendment No. 2 Closing Date, each Letter of Credit issued on and from the Closing Date that remains outstanding immediately prior to the Amendment No. 2 Closing Date shall be deemed to be a Letter of Credit issued hereunder on the Amendment No. 2 Closing Date for all purposes under this Agreement and the other Loan Documents. No Issuing Bank shall be required to issue Commercial Letters of Credit without its consent.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of any Letter of Credit, the Administrative Borrower shall deliver to the applicable Issuing Bank and the Administrative Agent, at least three Business Days in advance of the requested date of issuance (or such shorter period as is acceptable to the applicable Issuing Bank or, in the case of any issuance to be made on the Closing Date, one Business Day prior to the Closing Date), a Letter of Credit Request. To request an amendment, extension or renewal of an outstanding Letter of Credit (other than any automatic extension of a Letter of Credit permitted under Section 2.05(c)) the Administrative Borrower shall submit a Letter of Credit Request to the applicable Issuing Bank selected by the Administrative Borrower (with a copy to the Administrative Agent) at least three Business Days in advance of the requested date of amendment, extension or renewal (or such shorter period as is acceptable to the applicable Issuing Bank), identifying the Letter of Credit to be amended, extended or renewed, and specifying the proposed date (which shall be a Business Day) and other details of the amendment, extension or renewal. If requested by the applicable Issuing Bank in connection with any request for any Letter of Credit, the Administrative Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Administrative Borrower to, or entered into by the Administrative Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. No Letter of Credit, letter of credit application or other document entered into by any Borrower with any Issuing Bank relating to any Letter of Credit shall contain any representation or warranty, covenant or event of default not set forth in this Agreement (and to the extent inconsistent herewith shall be rendered null and void (or reformed automatically without further action by any Person to conform to the terms of this Agreement), and all representations and warranties, covenants and events of default set forth therein shall contain standards, qualifications, thresholds and exceptions for materiality or otherwise consistent with those set forth in this Agreement (and, to the extent inconsistent herewith, shall be deemed to automatically incorporate the applicable standards, qualifications, thresholds and exceptions set forth herein without action by any Person). No Letter of Credit may be issued, amended, extended or renewed unless (and on the issuance, amendment, extension or renewal of each Letter of Credit the Administrative Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, or renewal (i) (A) the LC Exposure does not exceed the Letter of Credit Sublimit (taking the Dollar Equivalent of the amount of any Letter of Credit denominated in an Alternate Currency), (B) with respect to any Letter of Credit to be issued by ~~Credit Suisse~~JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., PNC Bank, N.A., Bank of America, N.A. or ING Capital LLC, the aggregate undrawn amount (plus unpaid LC Disbursements) of all outstanding Letters of Credit issued by ~~Credit Suisse does not exceed $100,000,000 and (C) with respect to any Letter of Credit to be issued by ING, the aggregate undrawn amount (plus unpaid LC Disbursements) of all outstanding Letters of Credit issued by ING does not exceed $50,000,000 and~~JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., PNC Bank, N.A., Bank of America, N.A. or ING Capital LLC does not exceed $30,000,000 in each case and (ii) (A) the aggregate amount of the Initial Revolving Credit Exposure shall not exceed the aggregate amount of the Initial Revolving Credit Commitments then in effect, (B) the aggregate amount of the Additional Revolving Credit Exposure attributable to any Class of Additional Revolving Credit Commitments does not exceed the aggregate amount of the Additional Revolving Credit Commitments of such Class then in effect and (C) if such Letter of Credit has a term that extends beyond the Maturity Date applicable to the Revolving Credit Commitments of any Class, the aggregate amount of the LC Exposure attributable to Letters of Credit expiring after such Maturity Date does not exceed the aggregate amount of the Revolving Credit Commitments then in effect that are scheduled to remain in effect after such Maturity Date.

(f) It is understood and agreed that (i) only a Borrowing denominated in Dollars may be made in the form of, or converted into, an ABR Loan and (ii) a Borrowing denominated in an Alternate Currency may only be made in the form of, or converted into, or continued as, an Adjusted Eurocurrency Rate Loan (or such other type of Revolving Loan as may be agreed by the Administrative Agent and the Administrative Borrower pursuant to Section 1.11). No Revolving Loan may be converted into or continued as a Revolving Loan denominated in a different currency, but instead must be prepaid in the original currency of such Revolving Loan and reborrowed in the other currency.

Section 2.09. Termination and Reduction of Commitments.

(a) Unless previously terminated, (i) the Initial Term Loan Commitments on the Closing Date shall automatically terminate upon the making of the Initial Term Loans on the Closing Date, (ii) the Initial Term A Loan Commitments shall automatically terminate upon the making of the Initial Term A Loans on the Amendment No. 2 Closing Date, (iii) the Initial Revolving Credit Commitments shall automatically terminate on the Initial Revolving Credit Maturity Date, (~~iii)~~iv) the Delayed Draw Term A Loan Commitments shall automatically terminate upon the earlier of making of the Delayed Draw Term A Loans and the Delayed Draw Term A Commitment Termination Date, (v) the Additional Term Loan Commitments of any Class shall automatically terminate upon the making of the Additional Term Loans of such Class and, if any such Additional Term Loan Commitment is not drawn on the date that such Additional Term Loan Commitment is required to be drawn pursuant to the applicable Incremental Facility Amendment, Extension Amendment or Refinancing Amendment, as applicable, the undrawn amount thereof shall automatically terminate and (~~iv~~v) the Additional Revolving Credit Commitments of any Class shall automatically terminate on the Maturity Date specified therefor in the applicable Incremental Facility Amendment, Extension Amendment or Refinancing Amendment, as applicable.

(b) Upon delivery of the notice required by Section 2.09(c), the Administrative Borrower may at any time terminate or from time to time reduce, the Delayed Draw Term A Loan Commitment and/or the Revolving Credit Commitments of any Class; provided that (i) each reduction of the Delayed Draw Term A Loan Commitment and/or the Revolving Credit Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (ii) the Administrative Borrower shall not terminate or reduce the Revolving Credit Commitments of any Class if, after giving effect to any concurrent prepayment of Revolving Loans, the aggregate amount of the Revolving Credit Exposure attributable to the Revolving Credit Commitments of such Class would exceed the aggregate amount of the Revolving Credit Commitments of such Class; provided that, after the establishment of any Additional Revolving Credit Commitment, any such termination or reduction of the Revolving Credit Commitments of any Class shall be subject to the provisions set forth in Section 2.22, 2.23 and/or 9.02, as applicable.

(c) The Administrative Borrower shall notify the Administrative Agent of any election to terminate or reduce the Delayed Draw Term A Loan Commitment and/or any Revolving Credit Commitment under paragraph (b) of this Section in writing at least three Business Days prior to the effective date of such termination or reduction (or such later date to which the Administrative Agent may agree), specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Delayed Draw Term A Lenders and/or the Revolving Lenders of each applicable Class of the contents thereof. Each notice delivered by the Administrative Borrower pursuant to this Section shall be irrevocable; provided that any such notice may state that it is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked or its effectiveness deferred by the Administrative Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Delayed Draw Term A Loan Commitment and/or any Revolving Credit Commitment pursuant to this Section 2.09 shall be permanent. Upon any reduction of the Delayed Draw Term A Loan Commitment and/or any Revolving Credit Commitment, the Delayed Draw Term A Loan Commitment of each Delayed Draw Term A Lender and/or Revolving Credit Commitment of each Revolving Lender of the relevant Class shall be reduced by such ~~Revolving~~ Lender’s Applicable Percentage of such reduction amount.

Section 2.10. Repayment of Loans; Evidence of Debt.

(a) (i) The Borrowers hereby jointly and severally unconditionally promise to repay the outstanding principal amount of the Initial Term A Loans funded on the Amendment No. 2 Closing Date and any Delayed Draw Term A Loans to the Administrative Agent for the account of each ~~Initial~~applicable Term A Lender (i) on the last Business Day of each April, July, October and January prior to the Initial Term A Loan Maturity Date (each such date being referred to as a “Term A Loan Installment Date”), in the principal amount set forth below for such Term A Loan Installment Date (as such payment may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 and/or any repurchase in accordance with Section 9.05(f) or increased as a result of any increase in the amount of such Initial Term A Loans pursuant to Section 2.22(a) or in connection with the funding of any Delayed Draw Term A Loans), and (ii) on the Initial Term A Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Initial Term A Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. Notwithstanding the foregoing, from the date of funding any Delayed Draw Term A Loans, the amount set forth above in clause (i) shall be increased to an amount necessary to cause the relevant Delayed Draw Term A Loans to be entitled to scheduled amortization payments representing the same percentage of the principal amount of such Delayed Draw Term A Loans as the amortization percentage that is applicable to then outstanding Term A Loans prior to the Borrowing of the relevant Delayed Draw Term A Loan, it being understood that (A) such amendment will be effected immediately upon written notice thereof by the Administrative Agent to the Administrative Borrower and (B) no such amendment shall result in the decrease of the amortization applicable to any Initial Term Loans outstanding prior to the Borrowing of the relevant Delayed Draw Term A Loan.

TERM A LOAN INSTALLMENT DATE	PRINCIPAL AMOUNT
Last Business Day of April 2019		$0
Last Business Day of July 2019		$0
Last Business Day of October 2019		$0
Last Business Day of January ~~2018~~2020	$	~~6,250,000~~0
Last Business Day of April ~~2018~~2020	$	~~6,250,000~~14,375,000
Last Business Day of July ~~2018~~2020	$	~~6,250,000~~14,375,000
Last Business Day of October ~~2018~~2020	$	~~6,250,000~~14,375,000
Last Business Day of January ~~2019~~2021	$	~~12,500,000~~14,375,000
Last Business Day of April ~~2019~~2021	$	~~12,500,000~~21,562,500
Last Business Day of July ~~2019~~2021	$	~~12,500,000~~21,562,500
Last Business Day of October ~~2019~~2021	$	~~12,500,000~~21,562,500

TERM A LOAN INSTALLMENT DATE	PRINCIPAL AMOUNT
Last Business Day of January ~~2020~~2022	$	~~18,750,000~~21,562,500
Last Business Day of April ~~2020~~2022	$	~~18,750,000~~28,750,000
Last Business Day of July ~~2020~~2022	$	~~18,750,000~~28,750,000
Last Business Day of October ~~2020~~2022	$	~~18,750,000~~28,750,000
Last Business Day of January ~~2021~~2023	$	~~25,000,000~~28,750,000
Last Business Day of ril ~~2021~~2023	$	~~25,000,000~~28,750,000
Last Business Day of July ~~2021~~2023	$	~~25,000,000~~28,750,000
Last Business Day of October ~~2021~~2023	$	~~25,000,000~~28,750,000
Last Business Day of January ~~2022~~2024	$	~~25,000,000~~28,750,000
~~Last Business Day of April 2022~~Maturity Date	$	~~25,000,000~~776,250,000
~~Last Business Day of July 2022~~	~~$~~	~~25,000,000~~

(ii) The Borrowers hereby jointly and severally unconditionally promise to repay the outstanding principal amount of the Initial Term B Loans to the Administrative Agent for the account of each Term B Lender (i) commencing on the last Business Day of January 2018, on the last Business Day of each April, July, October and January prior to the Initial Term B Loan Maturity Date (each such date being referred to as a “Term B Loan Installment Date”), in each case in an amount equal to 0.25% of the original principal amount of the Initial Term B Loans (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 and/or any repurchase in accordance with Section 9.05(f)), and (ii) on the Initial Term B Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Initial Term B Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(iii) The Borrowers shall, jointly and severally, repay the Additional Term Loans of any Class in such scheduled amortization installments and on such date or dates as shall be specified therefor in the applicable Incremental Facility Amendment, Extension Amendment or Refinancing Amendment (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 or purchases or assignments in accordance with Section 9.05(f) or increased as a result of any increase in the amount of such Additional Term Loans of such Class pursuant to Section 2.22(a)).

(b) (i) The Borrowers hereby, jointly and severally, unconditionally promise to pay, in Dollars or the relevant Alternate Currency, (A) to the Administrative Agent for the account of each Initial Revolving Lender, the then-unpaid principal amount of the Initial Revolving Loans of such Lender on the Initial after the date on which the Revolving Credit Commitments of the applicable Class terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 30 days after receipt of a written demand (accompanied by reasonable back-up documentation) therefor.

(c) The Administrative Borrower agrees to pay to the Administrative Agent, for its own account, the annual administration fee described in the Fee ~~Letters~~Letter.

(d) All fees payable hereunder shall be paid on the dates due, in Dollars and in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to any Issuing Bank). Fees paid shall not be refundable under any circumstances except as otherwise provided in the Fee ~~Letters~~Letter. Fees payable hereunder shall accrue through and including the last day of the month immediately preceding the applicable fee payment date.

(e) In the event that, prior to the date that is six months after the 2018 Replacement Term B Closing Date, any Borrower (A) prepays, repays, refinances, substitutes or replaces any Initial Term B Loans in connection with a Repricing Transaction (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.11(b)(iii) that constitutes a Repricing Transaction), or (B) effects any amendment, modification or waiver of, or consent under, this Agreement resulting in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each applicable Initial Term B Lender, (I) in the case of clause (A), a premium of 1.00% of the aggregate principal amount of the Initial Term B Loans so prepaid, repaid, refinanced, substituted or replaced and (II) in the case of clause (B), a fee equal to 1.00% of the aggregate principal amount of the Initial Term B Loans that are the subject of such Repricing Transaction outstanding immediately prior to such amendment. If, prior to the date that is six months after the 2018 Replacement Term B Closing Date, all or any portion of the Initial Term B Loans held by any Initial Term B Lender are prepaid, repaid, refinanced, substituted or replaced pursuant to Section 2.19(b)(iv) as a result of, or in connection with, such Initial Term B Lender not agreeing or otherwise consenting to any waiver, consent, modification or amendment referred to in clause (B) above (or otherwise in connection with a Repricing Transaction), such prepayment, repayment, refinancing, substitution or replacement will be made at 101% of the principal amount so prepaid, repaid, refinanced, substituted or replaced. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction in Dollars and in immediately available funds.

(f) The Borrowers, jointly and severally, agree to pay to the Administrative Agent, for the account of each Delayed Draw Term A Lender holding Delayed Draw Term A Commitments, a commitment fee (the “Delayed Draw Term A Loan Commitment Fee”) in Dollars which shall accrue at a per annum rate equal to 0.375% on such Delayed Draw Term A Loan Commitment on the actual daily amount of the unused Delayed Draw Term A Loan Commitment of such Delayed Draw Term A Lender. The Delayed Draw Term A Loan Commitment Fee shall be payable in arrears on the last Business Day of each calendar quarter in each year from the Amendment No. 2 Closing Date until (and including) the Delayed Draw Term A Loan Termination Date. The Delayed Draw Term A Loan Commitment Fee shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Delayed Draw Term A Loan Commitment Fee due to each Delayed Draw Term A Lender shall begin to accrue on the Amendment No. 2 Closing Date and shall cease to accrue on the Delayed Draw Term A Loan Termination Date.

(g) ~~(f)~~ Unless otherwise indicated herein, all computations of fees shall be made on the basis of a 360- day year and shall be payable for the actual days elapsed (including the first day but excluding the last day). The determination by the Administrative Agent of the amount of any fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

Section 2.13. Interest.

(a) The Term Loans and Revolving Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Term Loans and Revolving Loans comprising each Adjusted Eurocurrency Rate Borrowing shall bear interest at the Adjusted Eurocurrency Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) [Reserved].

(d) Notwithstanding the foregoing, if any principal of or interest on any Term Loan or Revolving Loan, any LC Disbursement or any fee payable by any Borrower hereunder is not, in each case, paid or reimbursed when due, whether at stated maturity, upon acceleration or otherwise, the relevant overdue amount shall bear interest, to the fullest extent permitted by applicable Requirements of Law, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal or interest of any Term Loan, Revolving Loan or unreimbursed LC Disbursement, 2.00% plus the rate otherwise applicable to such Term Loan, Revolving Loan or LC Disbursement as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to Revolving Loans that are ABR Loans as provided in paragraph (a) of this Section; provided that no amount shall accrue pursuant to this Section 2.13(d) on any overdue amount, reimbursement obligation in respect of any LC Disbursement or other amount payable to a Defaulting Lender so long as such Lender is a Defaulting Lender.

(e) Accrued interest on each Term Loan and Revolving Loan shall be payable in arrears on each Interest Payment Date for such Term Loan or Revolving Loan and (i) on the Maturity Date applicable to such Loan and (ii) in the case of a Revolving Loan of any Class, upon termination of the Revolving Credit Commitments of such Class; provided that (A) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (B) in the event of any repayment or prepayment of any Term Loan or Revolving Loan, (other than an ABR Revolving Loan of any Class prior to the termination of the Revolving Credit Commitments of such Class), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (C) in the event of any conversion of any Adjusted Eurocurrency Rate Loan prior to the end of the current Interest Period therefor, accrued interest on such Term Loan or Revolving Loan shall be payable on the effective date of such conversion.

(f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate and Adjusted Eurocurrency Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Interest shall accrue on each Loan for the day on which the Loan is made and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day.

Section 2.14. Alternate Rate of Interest.

(a) If prior to the first day of any Interest Period for an Adjusted Eurocurrency Rate Borrowing:

(i) ~~(a)~~ the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Eurocurrency Rate for such Interest Period; or

(ii) ~~(b)~~ the Administrative Agent is advised by the Required Lenders that the Adjusted Eurocurrency Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Administrative Borrower and the Lenders by telephone or facsimile as promptly as practicable thereafter (but at least two Business

Days prior to the first day of such Interest Period). If such notice is given then until the Administrative Agent notifies the Administrative Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, which the Administrative Agent agrees promptly to do, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, an Adjusted Eurocurrency Rate Borrowing shall be ineffective and such Borrowing shall be converted to an ABR Borrowing (or, in the case of a pending request for a Borrowing denominated in any Alternate Currency, the Administrative Borrower and the Revolving Lenders shall establish a mutually acceptable alternative rate) on the last day of the Interest Period applicable thereto, and (ii) if any Borrowing Request requests an Adjusted Eurocurrency Rate Borrowing, such Borrowing shall be made as an ABR Borrowing (or, in the case of a pending request for a Borrowing denominated in any Alternate Currency, the Administrative Borrower and the Revolving Lenders shall establish a mutually acceptable alternative rate).

(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error), with respect to Term A Loans and/or Revolving Loans under Revolving Credit Commitments only, that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but either (w) the supervisor for the administrator of the Adjusted Eurocurrency Rate has made a public statement that the administrator of the Adjusted Eurocurrency Rate is insolvent (and there is no successor administrator that will continue publication of the Adjusted Eurocurrency Rate), (x) the administrator of the Adjusted Eurocurrency Rate has made a public statement identifying a specific date after which the Adjusted Eurocurrency Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the Adjusted Eurocurrency Rate), (y) the supervisor for the administrator of the Adjusted Eurocurrency Rate has made a public statement identifying a specific date after which the Eurocurrency Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the Adjusted Eurocurrency Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Eurocurrency Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Administrative Borrower shall endeavor to establish an alternate rate of interest to the Eurocurrency Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes that are necessary or appropriate in the opinion of the Administrative Agent and the Administrative Borrower to give effect to this Section 2.14(b) (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate); provided that, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 9.02(b), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date that such amendment is posted to the Lenders, a written notice from the Required Lenders of each Class stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii)(w), clause (ii)(x) or clause (ii)(y) of the first sentence of this Section 2.14(b), only to the extent the Adjusted Eurocurrency Rate for the applicable currency and such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Borrowing of Revolving Loans as, a Borrowing Adjusted Eurocurrency Rate Loans shall be ineffective, (y) if any Borrowing requests a Borrowing of Revolving Loans at the Adjusted Eurocurrency Rate, such Borrowing shall be made as an ABR Borrowing and (z) any request by the Borrower for a Borrowing of Adjusted Eurocurrency Rate Loans shall be ineffective.

provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-~~2~~3 on behalf of each such direct or indirect partner;

(C) each Foreign Lender shall deliver to the Administrative Borrower and the Administrative Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Administrative Borrower or the Administrative Agent), two executed original copies of any other form prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Administrative Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to any Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent at the time or times prescribed by applicable Requirements of Law and at such time or times reasonably requested by the Administrative Borrower or the Administrative Agent such documentation as is prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) as may be necessary for the Administrative Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment.

(iii) In the event that a successor to the Administrative Agent (a “Successor Administrative Agent”) is not an “exempt recipient” (within the meaning of Treas. Reg. 1.6049- 4(c)(1)(ii)), on or before the date such Successor Administrative Agent becomes a party to this Agreement, such Successor Administrative Agent shall deliver to Administrative Borrower whichever of the following is applicable: (i) if the Successor Administrative Agent is a “United States person” within the meaning of Section 7701(a)(30) of the Code, two executed original copies of IRS Form W-9 certifying that such Successor Administrative Agent is exempt from U.S. federal backup withholding or (ii) if the Successor Administrative Agent is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, (A) with respect to payments received for its own account, two executed original copies of IRS Form W-8ECI and (B) with respect to payments received on account of any Lender, two executed original copies of IRS Form W-8IMY (together with all required accompanying documentation) certifying that the Successor Administrative Agent is a U.S. branch and may be treated as a United States person for purposes of applicable U.S. federal withholding Tax. At any time thereafter, the Successor Administrative Agent shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon the reasonable request of the Borrower.

Each Lender agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such documentation or promptly notify the Administrative Borrower and the Administrative Agent in writing of its legal ineligibility to do so.

For the avoidance of doubt, if a Lender is an entity disregarded from its owner for U.S. federal income tax purposes, references to the foregoing documentation are intended to refer to documentation with respect to such Lender’s owner and, as applicable, such Lender.

Notwithstanding anything to the contrary in this Section 2.17(f), no Lender shall be required to provide any documentation that such Lender is not legally eligible to deliver.

(g) If the Administrative Agent or any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes as to which it has been indemnified by the Borrowers or with respect to which the Borrowers have paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Administrative Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 2.17 with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender (including any Taxes imposed with respect to such refund), and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrowers, upon the request of the Administrative Agent or such Lender, jointly and severally agree to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the Administrative Agent or any Lender be required to pay any amount to the Borrowers pursuant to this paragraph (g) to the extent that the payment thereof would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the position that the Administrative Agent or such Lender would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.17 shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the relevant Loan Party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 2.18. Payments Generally; Allocation of Proceeds; Sharing of Payments.

(a) Unless otherwise specified, the Borrowers shall make each payment required to be made by them hereunder (whether of principal, interest or fees, reimbursements of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 3:00 p.m. on the date when due, in immediately available funds or such other form of consideration as the relevant Lender may agree, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated by the Administrative Agent to the Administrative Borrower, except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Person or Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Except as provided in Sections 2.19(b) and 2.20, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans of a given Class and each conversion of any Borrowing or continuation of any Borrowing as a Borrowing of any Type (and of the same Class) shall be allocated pro rata among the Lenders in accordance with their respective Applicable Percentages of the applicable Class. All payments (including accrued interest) made hereunder in immediately available funds shall be made in Dollars or, in the case of payments on Loans made in an Alternate Currency, the relevant Alternate Currency. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s share of such Borrowing to the next higher or lower whole Dollar amount (or the whole amount denominated in the relevant Alternate Currency). Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with subsequent reallocation of LC Exposure among non-Defaulting Lenders described in clause (i) above);

(iii) if the LC Exposure of the Non-Defaulting Revolving Lenders is reallocated pursuant to this Section 2.21(d), then the fees payable to the Revolving Lenders pursuant to Sections 2.12(a) and (b), as the case may be, shall be adjusted to give effect to such reallocation; and

(iv) if any Defaulting Lender’s LC Exposure is not Cash collateralized, prepaid or reallocated pursuant to this Section 2.21(d), then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Revolving Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank until such Defaulting Lender’s LC Exposure is Cash collateralized or reallocated.

(e) So long as any Revolving Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend, create, incur, amend or increase any Letter of Credit unless it is reasonably satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the Non-Defaulting Revolving Lenders, Cash collateral provided pursuant to Section 2.21(c) and/or Cash collateral provided in accordance with Section 2.21(d), and participating interests in any such or newly issued, extended or created Letter of Credit shall be allocated among Non-Defaulting Revolving Lenders in a manner consistent with Section 2.21(d)(i) (it being understood that Defaulting Lenders shall not participate therein).

(f) In the event that the Administrative Agent and the Administrative Borrower agree that any Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Applicable Revolving Credit Percentage of LC Exposure of the Revolving Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment, and on such date such Revolving Lender shall purchase at par such of the Revolving Loans of the applicable Class of the other Revolving Lenders or participations in Revolving Loans of the applicable Class as the Administrative Agent determine as necessary in order for such Revolving Lender to hold such Revolving Loans or participations in accordance with its Applicable Percentage of the applicable Class or its Applicable Revolving Credit Percentage, as applicable. Notwithstanding the fact that any Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, (x) no adjustment will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while such Lender was a Defaulting Lender and (y) except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

Section 2.22. Incremental Credit Extensions.

(a) The Borrowers may, at any time, on one or more occasions pursuant to an Incremental Facility Amendment (i) add one or more new tranches of term facilities and/or increase the principal amount of the Term Loans of any existing Class by requesting new commitments to provide such Term Loans (any such new tranche or increase, an “Incremental Term Facility” and any loans made pursuant to an Incremental Term Facility, “Incremental Term Loans”) and/or (ii) add one or more new tranches of Incremental Revolving Commitments and/or increase the aggregate amount of the Revolving Credit Commitments of any existing Class (any such new tranche or increase, an “Incremental Revolving Facility” and, together with any Incremental Term Facility, “Incremental Facilities”; and the loans thereunder, “Incremental Revolving Loans” and any Incremental Revolving Loans, together with any Incremental Term Loans, “Incremental Loans”) in an aggregate outstanding principal amount not to exceed, with respect to any Incremental Loans established after the Amendment No. 2 Closing Date, the Incremental Cap; provided that:

Authority; and (ii) no Borrower has or will directly or, to its knowledge, indirectly, use the proceeds of the Initial Term Loans or otherwise make available such proceeds to any governmental official or employee, political party, official of a political party, candidate for public office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage in violation of the FCPA or any applicable anti-corruption Requirement of Law of any Governmental Authority.

The representations and warranties set forth in Section 3.17 above made by or on behalf of any Foreign Subsidiary are subject to and limited by any Requirement of Law applicable to such Foreign Subsidiary; it being understood and agreed that to the extent that any Foreign Subsidiary is unable to make any representation or warranty set forth in Section 3.17 as a result of the application of this sentence, such Foreign Subsidiary shall be deemed to have represented and warranted that it is in compliance, in all material respects, with any equivalent Requirement of Law relating to Sanctions, anti-terrorism, anti-corruption or anti-money laundering that is applicable to such Foreign Subsidiary in its relevant local jurisdiction of organization.

ARTICLE 4 CONDITIONS

Section 4.01. Closing Date. The obligations of (i) each Lender to make Loans and (ii) any Issuing Bank to issue Letters of Credit shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a) Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received from each Loan Party party thereto (i) a counterpart signed by such Loan Party (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart) of (A) this Agreement, (B) the Security Agreement, (C) the Loan Guaranty, (D) any Intellectual Property Security Agreement and (E) any Promissory Note requested by a Lender at least three Business Days prior to the Closing Date and (ii) a Borrowing Request as required by Section 2.03.

(b) Legal Opinions. The Administrative Agent (or its counsel) shall have received, on behalf of itself, the Lenders and each Issuing Bank on the Closing Date, (i) a customary written opinion of Weil, Gotshal & Manges LLP, in its capacity as special counsel to the Loan Parties, (ii) a customary written opinion of Kegler Brown, in its capacity as special Ohio counsel to the Ohio Loan Parties, (iii) a customary written opinion of Norris McLaughlin & Marcus, in its capacity as special New Jersey counsel to the New Jersey Loan Parties and (iv) and a customary written opinion of K&L Gates, in its capacity as special North Carolina counsel to the North Carolina Loan Parties and ~~the~~South Florida ~~Loan Party~~Kinetics, Inc., a Florida corporation, in each case, dated the Closing Date and addressed to the Administrative Agent, the Lenders and each Issuing Bank.

(c) Financial Statements and Pro Forma Financial Statements. The Administrative Agent shall have received (i) the audited consolidated balance sheet and related audited consolidated statements of income and cash flows of inVentiv Group Holdings or Syneos Health US, Inc. (f/k/a inVentiv Health, Inc.), as applicable, as of and for the fiscal years ended December 31, 2014, December 31, 2015, and December 31, 2016, (ii) the unaudited consolidated balance sheet and related unaudited consolidated statements of income and cash flows of inVentiv Group Holdings as of and for the fiscal quarter ended March 31, 2017, (iii) the audited consolidated balance sheet and related audited consolidated statements of income or operations and cash flows of INC Holdings as of and for the fiscal years ended December 31, 2014, December 31, 2015, and December 31, 2016, (iv) the unaudited consolidated balance sheet and related unaudited consolidated statements of income or operations and cash flows of INC Holdings as of and for the fiscal quarter ended March 31, 2017 and (v) a copy of the Proxy Statement (as defined in the Merger Agreement) initially filed with the SEC in connection with the Closing Date Merger.

(d) Secretary’s Certificate and Good Standing Certificates. The Administrative Agent (or its counsel) shall have received (i) a certificate of each Loan Party, dated the Closing Date and executed by a secretary, assistant secretary or other Responsible Officer thereof, which shall (A) certify that attached thereto are (x) a true and complete copy of the certificate or articles of incorporation, formation or organization of such Loan Party certified by the relevant authority of its jurisdiction of organization, which certificate or articles of incorporation, formation or organization have not been amended (except as attached thereto) since the date reflected thereon, (y) a true and correct copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party, together with all amendments thereto as of the Closing Date, which by-laws or operating, management, partnership or similar agreement are in full force and effect, and (z) a true and complete copy of the resolutions or written consent, as applicable, of its board of directors, board of managers, sole member or other applicable governing body authorizing the execution and delivery of the Loan Documents, which resolutions or consent have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, and (B) identify by name and title and bear the signatures of the officers, managers, directors or other authorized signatories of such Loan Party authorized to sign the Loan Documents to which such Loan Party is a party on the Closing Date and (ii) a good standing (or equivalent) certificate for such Loan Party from the relevant authority of its jurisdiction of organization, dated as of a recent date.

(e) Representations and Warranties. (i) The Specified Merger Agreement Representations shall be true and correct to the extent required by the terms of the definition thereof and (ii) the Specified Representations shall be true and correct in all material respects on and as of the Closing Date; provided that (A) in the case of any Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (B) if any Specified Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, (1) the definition thereof shall be the definition of “Closing Date Material Adverse Effect” for purposes of the making or deemed making of such Specified Representation on, or as of, the Closing Date (or any date prior thereto) and (2) such Specified Representation shall be true and correct in all respects.

(f) Fees. Prior to or substantially concurrently with the funding of the Initial Term Loans hereunder, the Administrative Agent shall have received (i) all fees required to be paid by the Administrative Borrower on the Closing Date pursuant to ~~the Fee Letters~~those certain fee letters, dated as of June 14, 2017, by and among, inter alios, the Administrative Borrower, the applicable Arrangers and the Administrative Agent and (ii) all expenses required to be paid by the Borrowers for which invoices have been presented at least three Business Days prior to the Closing Date or such later date to which the Administrative Borrower may agree (including the reasonable fees and expenses of legal counsel that are payable under the “engagement letter” relating to the credit facilities), in each case on or before the Closing Date, which amounts may be offset against the proceeds of the Loans.

(g) Refinancing. Substantially concurrently with the initial funding of the Loans hereunder, including by use of the proceeds thereof, the INC Refinancing and the inVentiv Refinancing shall be consummated.

(h) [Reserved].

(i) Solvency. The Administrative Agent shall have received a certificate in substantially the form of Exhibit J from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Administrative Borrower dated as of the Closing Date and certifying as to the matters set forth therein.

(j) Perfection Certificate. The Administrative Agent shall have received a completed Perfection Certificate dated as of the Closing Date and signed by a Responsible Officer of the Administrative Borrower on behalf of all the Loan Parties, together with all attachments contemplated thereby.

(k) Pledged Stock and Pledged Notes. Subject to the final paragraph of this Section 4.01, the Administrative Agent (or its counsel) shall have received (i) the certificate representing any Capital Stock required to be pledged pursuant to the Security Agreement, together with an undated stock power or similar

Section 4.03. Conditions to Delayed Draw Term A Loans. The obligation of each Delayed Draw Term A Lender to honor any request for Credit Extension after the Amendment No. 2 Closing Date for the Borrowing of Delayed Draw Term A Loans is subject to satisfaction or waiver of the following conditions precedent:

(a) The representations and warranties of each Loan Party set forth in Article 3 and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such Credit Extension or on such earlier date, as the case may be.

(b) No Default or Event of Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Borrower shall be in compliance on a Pro Forma Basis (excluding the cash proceeds of such Delayed Draw Term A Loans) with the First Lien Leverage Ratio as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are available, as set forth in Section 6.13 herein.

(d) The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof and which request for Credit Extension shall have been provided by the Administrative Borrower to the Administrative Agent not less than three Business Days prior to such Delayed Draw Term A Loan Funding Date.

Each Credit Extension after the Amendment No. 2 Closing Date shall be deemed to constitute a representation and warranty by the Administrative Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section.

ARTICLE 5 AFFIRMATIVE COVENANTS

From the Closing Date until the date on which all Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than (i) contingent indemnification obligations for which no claim or demand has been made and (ii) Banking Services Obligations or Secured Hedging Obligations as to which arrangements reasonably satisfactory to the applicable counterparty have been made) have been paid in full in the manner prescribed by Section 2.18 and all Letters of Credit have expired or have been terminated (or have been (x) collateralized or back-stopped by a letter of credit or otherwise in a manner reasonably satisfactory to the relevant Issuing Bank or (y) deemed reissued under another agreement in a manner reasonably acceptable to the applicable Issuing Bank and the Administrative Agent) and all LC Disbursements have been reimbursed (such date, the “Termination Date”), the Administrative Borrower hereby covenants and agrees with the Lenders that:

Section 5.01. Financial Statements and Other Reports. The Administrative Borrower will deliver to the Administrative Agent for delivery by the Administrative Agent, subject to Section 9.05(f), to each Lender:

(a) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending September 30, 2017, the consolidated balance sheet of the Administrative Borrower as at the end of such Fiscal Quarter and the related consolidated statements of income or operations and cash flows of the Administrative Borrower for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and, commencing with the financial statements required to be value of the net assets of such Restricted Subsidiary attributable to the Administrative Borrower’s (or its applicable Restricted Subsidiary’s) equity interest therein as reasonably estimated by the Administrative Borrower (and such designation shall only be permitted to the extent such Investment is otherwise permitted under Section 6.06). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the making, incurrence or granting, as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such Restricted Subsidiary, as applicable; provided that upon any re-designation of any Unrestricted Subsidiary as a Restricted Subsidiary, the Administrative Borrower shall be deemed to continue to have an Investment in the resulting Restricted Subsidiary in an amount (if positive) equal to (i) the Administrative Borrower’s “Investment” in such Restricted Subsidiary at the time of such re-designation, minus (ii) the portion of the fair market value of the net assets of such Restricted Subsidiary attributable to the Administrative Borrower’s equity therein at the time of such re-designation. As of the Closing Date, the subsidiaries listed on Schedule 5.10 hereto have been designated as Unrestricted Subsidiaries.

Section 5.11. Use of Proceeds.

(a) ~~Section 5.11. Use of Proceeds.~~ The Borrowers shall use the proceeds of (i) the Revolving Loans on and after the Closing Date to finance working capital needs and other general corporate purposes of the Administrative Borrower and its subsidiaries (including for capital expenditures, acquisitions, Investments, working capital and/or purchase price adjustments (including in connection with the Closing Date Merger), Restricted Payments, Restricted Debt Payments and related fees and expenses) and any other purpose not prohibited by the terms of the Loan Documents; provided that on the Closing Date, any such Borrowing of Revolving Loans shall not exceed an aggregate principal amount of $25,000,000 (excluding, for the avoidance of doubt, Letters of Credit)~~.~~ and (ii) the Revolving Loans on and after the Amendment No. 2 Closing Date to (x) in the case of Replacement Revolving Loans (as defined in Amendment No. 2) only, refinance in full any Revolving Loans outstanding on or immediately prior to the Amendment No. 2 Closing Date and (y) in the case of Revolving Loans (other than Replacement Revolving Loans), finance working capital needs and other general corporate purposes of the Administrative Borrower and its subsidiaries (including for capital expenditures, acquisitions, Investments, working capital and/or purchase price adjustments, Restricted Payments, Restricted Debt Payments and related fees and expenses) and any other purpose not prohibited by the terms of the Loan Documents.

(b) The Borrowers shall use the proceeds of the (~~x~~i) Initial Term Loans made on the Closing Date, solely to finance a portion of the Transactions (including working capital and/or purchase price adjustments under the Merger Agreement (including with respect to the amount of any Cash, Cash Equivalents, marketable securities and working capital to be acquired) and the payment of Transaction Costs) ~~and~~, (~~y~~ii)(~~1~~x) Replacement Term A Loans (as defined in Amendment No. 1), made on the 2018 Replacement Term A Closing Date, solely to refinance the Initial Term A Loans and (~~2~~y) Replacement Term B Loans (as defined in Amendment No. 1), made on the 2018 Replacement Term B Closing Date, solely to refinance the Initial Term B Loans~~. Letters of Credit (including the Existing Letters of Credit) may be issued (i) on the Closing Date to replace or provide credit support for any letter of credit, bank guarantee and/or surety, customs, performance or similar bond of the Administrative Borrower and its subsidiaries or any of their respective Affiliates and/or to replace cash collateral posted by any of the foregoing Persons and (ii) after the Closing Date, for general corporate purposes of the Administrative Borrower and its subsidiaries and any other purpose not prohibited by the terms of the Loan Documents.~~and (iii) Replacement Term A Loans (as defined in Amendment No. 2), solely to refinance in full the Initial Term A Loans outstanding on or immediately prior to the Amendment No. 2 Closing Date, and (y) Incremental Term A Loans (as defined in Amendment No. 2) made on the Amendment No. 2 Closing Date, to prepay a portion of the Initial Term B Loans.

(c) The Borrowers shall use the proceeds of the Delayed Draw Term A Loans to (i) redeem, repay, defease or discharge in full the Senior Unsecured Notes and/or (ii) repay a portion of any of the Initial Term B Loans outstanding immediately prior to giving effect to the applicable Delayed Draw Term A Loan Funding Date.

(d) Letters of Credit (including the Existing Letters of Credit) may be issued (i) on the Closing Date to replace or provide credit support for any letter of credit, bank guarantee and/or surety, customs, performance or similar bond of the Administrative Borrower and its subsidiaries or any of their respective Affiliates and/or to replace cash collateral posted by any of the foregoing Persons (for the avoidance of doubt, it being understood and agreed that Letters of Credit that were issued on or after the Closing Date and remain outstanding on the Amendment No. 2 Closing Date shall be deemed to be Letters of Credit issued under and with respect to the Revolving Credit Commitments established pursuant to the terms of Amendment No. 2) and (ii) after the Closing Date, for general corporate purposes of the Administrative Borrower and its subsidiaries and any other purpose not prohibited by the terms of the Loan Documents.

Section 5.12. Covenant to Guarantee Obligations and Provide Security.

(a) Upon (i) the formation or acquisition after the Closing Date of any Restricted Subsidiary that is a Domestic Subsidiary, (ii) the designation of any Unrestricted Subsidiary that is a Domestic Subsidiary as a Restricted Subsidiary, (iii) any Restricted Subsidiary that is a Domestic Subsidiary ceasing to be an Immaterial Subsidiary or (iv) any Restricted Subsidiary that was an Excluded Subsidiary ceasing to be an Excluded Subsidiary, (x) if the event giving rise to the obligation under this Section 5.12(a) occurs during the first three Fiscal Quarters of any Fiscal Year, on or before the date on which financial statements are required to be delivered pursuant to Section 5.01(a) for the Fiscal Quarter in which the relevant formation, acquisition, designation or cessation occurred or (y) if the event giving rise to the obligation under this Section 5.12(a) occurs during the fourth Fiscal Quarter of any Fiscal Year, on or before the date that is 60 days after the end of such Fiscal Quarter (or, in the cases of clauses (x) and (y), such longer period as the Administrative Agent may reasonably agree), the Administrative Borrower shall (A) cause such Restricted Subsidiary to comply with the relevant requirements set forth in the definition of “Collateral and Guarantee Requirement” (other than clause (h) thereof) and (B) upon the reasonable request of the Administrative Agent, cause the relevant Restricted Subsidiary to deliver to the Administrative Agent a signed copy of a customary opinion of counsel for such Restricted Subsidiary, addressed to the Administrative Agent and the Lenders; provided, however, that notwithstanding the foregoing, no subsidiary that is an Excluded Subsidiary shall be required to take any action described in this Section 5.12(a).

(b) Within 90 days after the acquisition by any Loan Party of any Material Real Estate Asset (other than any Excluded Asset) (or such longer period as the Administrative Agent may reasonably agree), the Administrative Borrower shall notify the Administrative Agent (who shall notify the Pro Rata Lenders), and the Administrative Borrower will cause such Loan Party to take such actions as are required by the Real Estate Collateral Requirements (provided that the actions required under clause (d) of the definition of “Real Estate Collateral Requirements shall be satisfied within 70 days after the acquisition of the relevant Material Real Estate Assets (or such longer period as the Administrative Agent may reasonably agree)), all at the expense of the Borrowers; it being understood and agreed that with respect to any Material Real Estate Asset owned by any Restricted Subsidiary at the time such Restricted Subsidiary is required or elects to become a Loan Party under Section 5.12(a) above, such Material Real Estate Asset shall be deemed to have been acquired by such Restricted Subsidiary on the first day of the time period within which such Restricted Subsidiary is required to become or has elected to become a Loan Party under Section 5.12(a). Notwithstanding the foregoing, in the event that (x) any Material Real Estate Asset would be required to be mortgaged pursuant to this Section 5.12, and (y) any Pro Rata Lender has notified the Administrative Agent in writing (who shall notify the Administrative Borrower) during the period commencing from the date on which such Pro Rata Lender receives the Flood Documents and ending no later than eighteen days thereafter that its flood insurance diligence and compliance has not been completed, the relevant Loan Party shall instead execute and deliver such Mortgage within three Business Days of receipt of written notice from the Administrative Agent (based on the date of notice from such Pro Rata Lender to the Administrative Agent) that such flood insurance diligence is complete (or such longer time period as agreed by the Administrative Agent in its reasonable discretion); it being understood and agreed that (i) the Administrative Agent shall promptly deliver the Flood Documents to the Pro Rata Lenders, (ii) any such Pro Rata Lender shall advise the Administrative Agent promptly upon completion of such flood insurance diligence and compliance and (iii) no delay in the execution by any Loan extension, renewal, restatement or refunding of any Restricted Debt, in each case, that is permitted under the Loan Documents in respect thereof.

Section 6.12. Fiscal Year. The Administrative Borrower shall not change its Fiscal Year-end to a date other than December 31; provided, that, the Administrative Borrower may, upon written notice to the Administrative Agent, change its Fiscal Year-end to another date, in which case the Administrative Borrower and the Administrative Agent shall, and are hereby authorized to, make any adjustments to this Agreement that are necessary to reflect such change in Fiscal Year.

Section 6.13. Financial Covenant.

(a) First Lien Leverage Ratio. On the last day of any Test Period (it being understood and agreed that this Section 6.13(a) shall not apply earlier than the last day of the first full Fiscal Quarter ending after the Closing Date), the Administrative Borrower shall not permit the First Lien Leverage Ratio to be greater than (i) for each Test Period ending prior to March 31, ~~2019~~2020, 5.0:1.0 or (ii) for each Test Period ending on or after March 31, ~~2019~~2020, 4.5:1.0.

(b) Financial Cure. Notwithstanding anything to the contrary in this Agreement (including Article 7), upon the occurrence of an Event of Default as a result of the Administrative Borrower’s failure to comply with Section 6.13(a) above for any Fiscal Quarter, the Administrative Borrower shall have the right (the “Cure Right”) (at any time during such Fiscal Quarter or thereafter until the date that is 15 Business Days after the date on which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 5.01(a) or (b), as applicable (such 15 Business Day period, the “Cure Period”)) to issue Qualified Capital Stock or other equity (such other equity to be on terms reasonably acceptable to the Administrative Agent) for Cash or otherwise receive Cash contributions in respect of its Qualified Capital Stock (the “Cure Amount”), and thereupon the Administrative Borrower’s compliance with Section 6.13(a) shall be recalculated giving effect to a pro forma increase in the amount of Consolidated Adjusted EBITDA by an amount equal to the Cure Amount (notwithstanding the absence of a related addback in the definition of “Consolidated Adjusted EBITDA”) solely for the purpose of determining compliance with Section 6.13(a) as of the end of such Fiscal Quarter and for applicable subsequent periods that include such Fiscal Quarter. If, after giving effect to the foregoing recalculation (but not, for the avoidance of doubt, taking into account any immediate repayment of Indebtedness in connection therewith), the requirements of Section 6.13(a) would be satisfied, then the requirements of Section 6.13(a) shall be deemed satisfied as of the end of the relevant Fiscal Quarter with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 6.13(a) that had occurred (or would have occurred) shall be deemed cured for the purposes of this Agreement. Notwithstanding anything herein to the contrary, (i) in each four consecutive Fiscal Quarter period there shall be at least two Fiscal Quarters (which may, but are not required to be, consecutive) in which the Cure Right is not exercised, (ii) during the term of this Agreement, the Cure Right shall not be exercised more than five times, (iii) the Cure Amount shall be no greater than the amount required for the purpose of complying with Section 6.13(a), (iv) there shall be no pro forma or other reduction of the amount of Indebtedness by the amount of any Cure Amount for purposes of determining compliance with Section 6.13(a) for the Fiscal Quarter in respect of which the Cure Right was exercised (other than, with respect to any future period, to the extent of any portion of such Cure Amount that is actually applied to repay Indebtedness) and (v) during any Test Period in which any Cure Amount is included in the calculation of Consolidated Adjusted EBITDA as a result of any exercise of the Cure Right, such Cure Amount shall be disregarded for purposes of determining (A) whether any financial ratio-based condition to the availability of any carve-out set forth in Article 6 of this Agreement has been satisfied or (B) the Applicable Rate or the Commitment Fee Rate.

(c) It is understood and agreed that the covenant described in this Section 6.13 shall only apply to the Initial Revolving Facility and the Initial Term A Loan Facility.

(i) Employee Benefit Plans. The occurrence of one or more ERISA Events, which individually or in the aggregate result in liability of the Administrative Borrower or any of its Restricted Subsidiaries in an aggregate amount that would reasonably be expected to result in a Material Adverse Effect; or

(j) Change of Control. The occurrence of a Change of Control; or

(k) Guaranties, Collateral Documents and Other Loan Documents. At any time after the execution and delivery thereof, (i) any material Loan Guaranty for any reason, other than the occurrence of the Termination Date, shall cease to be in full force and effect (other than in accordance with its terms) or is declared to be null and void or any Loan Guarantor shall repudiate in writing its obligations thereunder (other than as a result of the discharge of such Loan Guarantor in accordance with the terms thereof), (ii) this Agreement or any material Collateral Document ceases to be in full force and effect or shall be declared null and void or any Lien on Collateral created under any Collateral Document ceases to be perfected with respect to a material portion of the Collateral (other than solely by reason of (w) such perfection not being required pursuant to this Agreement or any other Loan Document, (x) the failure of the Administrative Agent to maintain possession of any Collateral actually delivered to it or the failure of the Administrative Agent to file UCC (or equivalent) continuation statements, (y) a release of Collateral in accordance with the terms hereof or thereof or (z) the occurrence of the Termination Date or any other termination of such Collateral Document in accordance with the terms thereof) or (iii) other than in any bona fide, good faith dispute as to the scope of Collateral or whether any Lien has been, or is required to be released, any Loan Party shall contest in writing the validity or enforceability of any material provision of any Loan Document (or any Lien purported to be created by the Collateral Documents or any Loan Guaranty) or denies in writing that it has any further liability (other than by reason of the occurrence of the Termination Date or the termination of any other Loan Document in accordance with the terms thereof), including with respect to future advances by the Lenders, under any Loan Document to which it is a party; it being understood and agreed that the failure of the Administrative Agent to maintain possession of any Collateral actually delivered to it or file any UCC (or equivalent) continuation statement shall not result in an Event of Default under this clause (k) or any other provision of any Loan Document; or

(l) Subordination. The Obligations ceasing or the assertion in writing by any Loan Party that the Obligations cease to constitute senior indebtedness under the subordination provisions of any document or instrument evidencing any Restricted Debt in excess of the Threshold Amount or any such subordination provision being invalidated or otherwise ceasing, for any reason, to be valid, binding and enforceable obligations of the parties thereto;

then, and in every such event (other than (x) an event with respect to any Borrower described in clause (f) or (g) of this Article or (y) any Event of Default arising under Section 6.13(a)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Administrative Borrower, take any of the following actions, at the same or different times: (i) terminate the Revolving Credit Commitments and the Delayed Draw Term A Commitment (to the extent, and thereupon such Revolving Credit Commitments and Delayed Draw Term A Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and (iii) require that the Borrowers deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 102% of the relevant face amount of the then outstanding LC Exposure (minus the amount then on deposit in the LC Collateral Account)); provided that (A) upon the occurrence of an event with respect to the Administrative Borrower described in clauses (f) or (g) of this Article, any such Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, and the obligation of the Borrowers to Cash collateralize the outstanding Letters of Credit as aforesaid shall automatically become effective, in each case without further action of the Administrative Agent or any Lender and (B) during the continuance of any Event of Default arising under Section 6.13(a), (X) solely upon the request of the Required Revolving Lenders (but not the Required Lenders or any other Lender or group of Lenders), the Administrative Agent shall, by notice to the Administrative Borrower, (1) terminate the Revolving Credit Commitments and the Delayed Draw Term A Commitments, and thereupon such Revolving Commitments and Delayed Draw Term A Commitments shall terminate immediately, (2) declare the Revolving Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Revolving Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and (3) require that the Borrowers deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 102% of the relevant face amount of the then outstanding LC Exposure (minus the amount then on deposit in the LC Collateral Account)), (Y) solely at the request of the Required Term A Lenders, declare the Initial Term A Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Initial Term A Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower and (Z) subject to the Financial Covenant Standstill, the Administrative Agent may, and at the request of the Required Term B Lenders shall, by notice to the Administrative Borrower, declare the Loans (other than the Initial Term A Loans and the Revolving Loans) then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.

ARTICLE 8 THE ADMINISTRATIVE AGENT

Each of the Lenders and the Issuing Banks, each, on behalf of itself and its applicable Affiliates and in their respective capacities as such and as Hedge Banks and/or Cash Management Banks, as applicable, hereby irrevocably appoints ~~Credit Suisse~~JPMorgan Chase Bank, N.A. (or any successor appointed pursuant hereto) as Administrative Agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

Any Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, unless the context otherwise requires or unless such Person is in fact not a Lender, include each Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any subsidiary of any Loan Party or other Affiliate thereof as if it were not the Administrative Agent hereunder. The Lenders acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email, as follows:

(i) if to any Loan Party, to such Loan Party in the care of the Administrative Borrower at:

~~INC Research Holdings~~Syneos Health, Inc.

1030 Sync Street

Morrisville, North Carolina 27560

~~3201 Beechleaf Court, Suite 600~~

~~Raleigh, NC 27604~~

Attention: Jason Meggs, Chief Financial Officer

Email: ~~gregory.rush@incresearch~~jason.meggs@syneoshealth.com

Facsimile: ~~(~~919~~)~~-334-3651

with a copy to (which shall not constitute notice to any Loan Party):

~~Sullivan & Cromwell~~Latham & Watkins LLP

~~125 Broad Street~~885 Third Avenue

New York, NY ~~10004~~10022-~~2498~~4943

Attention: ~~Neal McKnight~~Keith Halverstam, Gene Mazzaro and Nicole Fanjul

Email: keith.halverstam@lw.com; eugene.mazzaro@lw.com and

nicole.fanjul@lw.com

~~Email: mcknight@sullcrom.com~~

~~Facsimile: (212) 291-9097~~

~~Weil, Gotshal & Manges LLP~~

~~200 Crescent Court, Suite 300~~

~~Dallas, TX 75201~~

~~Attention: Courtney Marcus~~

~~Email: courtney.marcus@weil.com~~

Facsimile: (~~214~~212) ~~746~~751-~~7777~~4864

(ii) if to the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified on Schedule 1.01(d);

(iii) if to any Issuing Bank, to the applicable Issuing Bank at:

~~Credit Suisse AG, Cayman Islands Branch~~

~~Eleven Madison Avenue, 9th Floor~~

~~New York, NY 10010~~

JPMorgan Chase Bank, N.A.

Address: 10 South Dearborn St., Chicago, IL, 60603

Attention: LC Agency Team

Email: Chicago.LC.Agency.Activity.Team@JPMChase.com

Telephone: 855-609-0059

Facsimile: 214-307-6874

Wells Fargo Bank, N.A.

Address: 794 Davis Street, 2nd Floor, San Leandro, California, 94577

Attention: U. S. Trade ~~Finance~~ Services ~~Department~~ - Standby Letters of Credit

Email: ~~list.ib-lettersofcredit-ny@credit-suisse~~StandbyLC@wellsfargo.com

Telephone: ~~(212) 325-5397~~800-798-2815

Facsimile: 704-715-0205

PNC Bank, N.A.

Address: 500 First Ave, Pittsburgh, PA 15218

Attention: International Trade Product Deliver

Email: INTERNATIONALCLIENTCARE@PNC.COM

Telephone: 800-682-4689

Facsimile: 412-762-6118

Bank of America, N.A.

Address: 1 Fleet Way, Scranton PA 18507

Attention: Standby Dept.

Email: scranton_standby_lc@bankofamerica.com

Telephone: 1 800-370-7519

Facsimile: 1 800-755-8743

ING Capital LLC

Address: 1133 Avenue of Americas, New York, NY 10036

Attention: Mark LaGreca

Email: DL-NYCLCSupport@ING.COM

Telephone: 646-424-8234

Facsimile: ~~(212) 325-8315~~646-424-8936

or

such address as may be specified in the documentation pursuant to which such

Issuing Bank is appointed in its capacity as such, and

(iv) if to any Lender, to it at its address or facsimile number or email address set forth in its Administrative Questionnaire.

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof or three Business Days after dispatch if sent by certified or registered mail, in each case, delivered, sent or mailed (properly addressed) to the relevant party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01 or (B) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone; provided that notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices or other communications shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b).

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or Intranet websites) pursuant to procedures set forth herein or otherwise approved by the Administrative Agent. The Administrative Agent or the Administrative Borrower (on behalf of any Loan Party) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures set forth herein or otherwise approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that any

(iv) the Administrative Agent and the Administrative Borrower may amend, restate, amend and restate or otherwise modify the Intercreditor Agreements, any Intercreditor Agreement and/or any other Additional Agreement as provided therein,

(v) the Administrative Agent may amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.05, Commitment reductions or terminations pursuant to Section 2.09, implementations of Additional Commitments or incurrences of Additional Loans pursuant to Sections 2.22, 2.23 and/or 9.02(c) and reductions or terminations of any such Additional Commitments or Additional Loans,

(vi) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except as permitted pursuant to Section 2.21(b) and except that the Commitment and any Additional Commitment of any Defaulting Lender may not be increased without the consent of such Defaulting Lender (it being understood that any Commitment or Loan held or deemed held by any Defaulting Lender shall be excluded from any vote hereunder that requires the consent of any Lender, except as expressly provided in Section 2.21(b)),

(vii) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Administrative Borrower (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion, and

(viii) any amendment, waiver or modification of any term or provision that directly affects Lenders under one or more Classes and does not directly affect Lenders under one or more other Classes may be effected with the consent of Lenders owning 50% of the aggregate commitments or Loans of such directly affected Class in lieu of the consent of the Required Lenders.

(e) Notwithstanding the foregoing, only the consent of the Delayed Draw Term A Lenders holding a majority of the outstanding Delayed Draw Term A Commitments shall be necessary to amend, modify or waive any condition precedent set forth Section 4.03.

Section 9.03. Expenses; Indemnity.

(a) Subject to Section 9.05(f), the Borrowers shall pay (i) if the Closing Date occurs, all reasonable and documented out-of-pocket expenses incurred by each Arranger, the Administrative Agent and their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole, and, if reasonably necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole) in connection with the syndication and distribution (including via the Internet or through a service such as IntraLinks) of the Credit Facilities, in connection with the preparation, execution, delivery and administration of the Loan Documents and any related documentation, including in connection with any amendment, modification or waiver of any provision of any Loan Document (whether or not the transactions contemplated thereby are consummated, but only to the extent the preparation of any such amendment, modification or waiver was requested by the Administrative Borrower and except as otherwise provided in a separate writing between the Administrative Borrower, the relevant Arranger and/or the Administrative Agent) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, the Issuing Banks or the Lenders or any of their respective Affiliates (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in any relevant jurisdiction to all such Persons, taken as a whole) in connection unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) such settlement does not include any statement as to any admission of fault or culpability.

Section 9.04. Waiver of Claim. To the extent permitted by applicable Requirements of Law, no party to this Agreement nor any Secured Party shall assert, and each hereby waives, any claim against any other party hereto, any Loan Party and/or any Related Party of any thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or any Letter of Credit or the use of the proceeds thereof, except, in the case of any claim by any Indemnitee against the Administrative Borrower, to the extent such damages would otherwise be subject to indemnification pursuant to the terms of Section 9.03.

Section 9.05. Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that (i) except in a transaction permitted under Section 6.07, the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrowers without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with the terms of this Section 9.05 (any attempted assignment or transfer not complying with the terms of this Section 9.05 shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns, to the extent provided in paragraph (c) of this Section 9.05, Participants and, to the extent expressly contemplated hereby, the Related Parties of each of the Arrangers, the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of any Additional Loan or Additional Commitment added pursuant to Sections 2.22, 2.23 and/or 9.02(c) at the time owing to it) with the prior written consent of:

(A) the Administrative Borrower (such consent not to be unreasonably withheld, conditioned or delayed); provided, that (x) the Administrative Borrower shall be deemed to have consented to any assignment of Term B Loans unless it has objected thereto by written notice to the Administrative Agent within ~~15~~7 Business Days after receipt of written notice thereof and (y) the consent of the Administrative Borrower shall not be required for any assignment (1) of Term Loans or Term Commitments to any Term Lender or any Affiliate of any Term Lender or an Approved Fund, (2) of any Revolving Loan or Revolving Commitment to any Revolving Lender, (3) of any Revolving Loan or Revolving Commitment between Goldman Sachs Bank (USA) and Goldman Sachs Lending Partners LLC for so long as either Person remains a Revolving Lender or (4) at any time when an Event of Default under Section 7.01(a) or Sections 7.01(f) or (g) (with respect to any Borrower) exists; provided, further that the Administrative Borrower may withhold its consent to any assignment to any Person (other than a Bona Fide Debt Fund) that is not a Disqualified Institution but is known by the Administrative Borrower to be an Affiliate of a Disqualified Institution regardless of whether such Person is identifiable as an Affiliate of a Disqualified Institution on the basis of such Affiliate’s name;

(B) the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided that no consent of the Administrative Agent shall be required for any assignment to another Lender, any Affiliate of a Lender or any Approved Fund; and

(C) in the case of any Revolving Facility unless the relevant assignment is to a Revolving Lender or an affiliate of a Revolving Lender, each Issuing Bank, not to be unreasonably withheld, conditioned or delayed.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of any assignment to another Lender, any Affiliate of any Lender or any Approved Fund or any assignment of the entire remaining amount of the relevant assigning Lender’s Loans or Commitments of any Class, the principal amount of Loans or Commitments of the assigning Lender subject to the relevant assignment (determined as of the date on which the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent and determined on an aggregate basis in the event of concurrent assignments to Related Funds or by Related Funds) shall not be less than (x) $~~1,000,000~~500,000, in the case of Term Loans and Term Commitments and (y) $5,000,000 in the case of Revolving Loans and Revolving Credit Commitments, unless the Administrative Borrower and the Administrative Agent otherwise consent;

(B) any partial assignment shall be made as an assignment of a proportionate part of all the relevant assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); and

(D) the relevant Eligible Assignee, if it is not a Lender, shall deliver on or prior to the effective date of such assignment, to the Administrative Agent (1) an Administrative Questionnaire and (2) any IRS form required under Section 2.17.

(iii) Subject to the acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 9.05, from and after the effective date specified in any Assignment Agreement, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned pursuant to such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be (A) entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 with respect to facts and circumstances occurring on or prior to the effective date of such assignment and (B) subject to its obligations thereunder and under Section 9.13). If any assignment by any Lender holding any Promissory Note is made after the issuance of such Promissory Note, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender such Promissory Note to the Administrative Agent for cancellation, and, following such cancellation, if requested by either the assignee or the assigning Lender, the Borrowers shall issue and deliver a new Promissory Note to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new commitments and/or outstanding Loans of the assignee and/or the assigning Lender.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders and their respective successors and assigns, and the commitment of, and principal amount and currency of and interest on the Loans and LC

Disbursements owing to, each Lender or Issuing Bank pursuant to the terms hereof from time to time (the “Register”). Failure to make any such recordation, or any error in such recordation, shall not affect the Administrative Borrower’s obligations in respect of the Loans and LC Disbursements. The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Administrative Borrower, each Issuing Bank and each Lender (but only as to its own holdings), at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment Agreement executed by an assigning Lender and an Eligible Assignee, the Eligible Assignee’s completed Administrative Questionnaire and any tax certification required by Section 9.05(b)(ii)(D)(2) (unless the assignee is already a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.05, if applicable, and any written consent to the relevant assignment required by paragraph (b) of this Section 9.05, the Administrative Agent shall promptly accept such Assignment Agreement and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in paragraph (b) of this Section 9.05.

(vi) By executing and delivering an Assignment Agreement, the assigning Lender and the Eligible Assignee thereunder shall be deemed to confirm and agree with each other and the other parties hereto as follows: (A) the assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the amount of its commitments, and the outstanding balances of its Loans, in each case without giving effect to any assignment thereof which has not become effective, are as set forth in such Assignment Agreement, (B) except as set forth in clause (A) above, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statement, warranty or representation made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Administrative Borrower or any Restricted Subsidiary or the performance or observance by the Administrative Borrower or any Restricted Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (C) the assignee represents and warrants that it is not a Disqualified Institution and that it is an Eligible Assignee, legally authorized to enter into such Assignment Agreement; (D) the assignee confirms that it has received a copy of this Agreement and any Intercreditor Agreement, together with copies of the financial statements referred to in Section 4.01(c) or the most recent financial statements delivered pursuant to Section 5.01, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment Agreement; (E) the assignee will independently and without reliance upon the Administrative Agent, the assigning Lender or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (F) the assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent, by the terms hereof, together with such powers as are reasonably incidental thereto; and (G) the assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(c) (i) Any Lender may, without the consent of the Borrowers ~~(except as provided in clause (D) of the proviso below)~~, the Administrative Agent, any Issuing Bank or any other Lender, sell participations to any bank or other entity (other than to any Disqualified Institution, any natural Person or, other than with respect to any participation to any Debt Fund Affiliate (any such participations to a Debt Fund Affiliate being subject to the limitation set forth in the first proviso of the last paragraph set forth in Section 9.05(f), as if the limitation applied to such participations), the Borrowers or any of their Affiliates) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations~~,~~ and (C) the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement ~~and (D) the consent of the Administrative Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any participation of any Revolving Loan and/or Revolving Commitment; provided, further that the consent of the Administrative Borrower shall not be required for any participation (1) of any Revolving Loan or Revolving Commitment to any Revolving Lender or (2) at any time when an Event of Default under Sections 7.01(a) or Sections 7.01(f) or (g) (with respect to any Borrower) exists~~. Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the relevant Participant, agree to any amendment, modification or waiver described in (x) clause (A) of the first proviso to Section 9.02(b) that directly and adversely affects the Loans or commitments in which such Participant has an interest and (y) clauses (B)(1), (2) or (3) of the first proviso to Section 9.02(b). Subject to paragraph (c)(ii) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the limitations and requirements of such Sections and Section 2.19) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section (it being understood that the documentation required under Section 2.17(f) is delivered to the participating Lender, and if additional amounts are required to be paid pursuant to Section 2.17(a) or Section 2.17(c), to the Borrowers and the Administrative Agent). To the extent permitted by applicable Requirements of Law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant shall be subject to Section 2.18(c) as though it were a Lender.

(ii) No Participant shall be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the participating Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Administrative Borrower’s prior written consent expressly acknowledging that such Participant’s entitlement to benefits under Sections 2.15, 2.16 and 2.17 is not limited to what the participating Lender would have been entitled to receive absent the participation.

(d) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and its respective successors and registered assigns, and the principal and interest amounts of each Participant’s interest in the Loans or other obligations under the Loan Documents (a “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of any Participant Register (including the identity of any Participant or any information relating to any Participant’s interest in any Commitment, Loan, Letter of Credit or any other obligation under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the U.S. Treasury Regulations (or the amended or successor version). The entries in the Participant Register shall be conclusive absent manifest error, and each Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) ~~(i)~~ Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (other than to any Disqualified Institution or any natural person) to secure obligations of such Lender, including any pledge or assignment to secure obligations to any Federal Reserve

Bank or other central bank having jurisdiction over such Lender, and this Section 9.05 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release any Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

~~(ii) No Lender, acting in its capacity as a Lender (or any Affiliate or other Person acting on such Lender’s behalf) may at any time enter into a total return swap, total rate of return swap, credit default swap or other derivative instrument under which any Secured Obligation is the sole reference obligation (or a reference obligation constituting at least 25% of the weight in any bucket of such derivative instruments) (any such swap or other derivative instrument, an “Obligations Derivative Instrument”) if:~~

~~(A) in respect of a total return swap or total rate of return swap, such Obligations Derivative Instrument is with any Disqualified Institution and the Lender (or any of its Affiliates or any other Person acting on such Lender’s behalf) has acted as the total return payor (or similar role however defined in such Obligation Derivative Instrument); or~~

~~(B) in respect of a credit default swap, any Disqualified Institution has acted as the protection seller (or similar role however defined in such Obligation Derivative Instrument).~~

~~provided, notwithstanding anything contained in the foregoing to the contrary, nothing in this clause shall prohibit the activities of a Lender (or any Affiliate or other Person acting on such Lender’s behalf) that occur on the public side of an information barrier unless (1) such Person is entering into such Obligation Derivative Instrument for the purpose of synthetically transferring, in whole or in part, any Secured Obligation held by a Lender which is acting in its capacity as a Lender or on behalf of an entity which is acting in its capacity as Lender, (2) such Person is not acting as a market-maker in connection with entering into such Obligation Derivative Instrument and (3) the list of Disqualified Institutions and the restrictions relating thereto under this Agreement are available to such Lender; and provided further that, (x) notwithstanding the foregoing, in no event shall Confidential Information be shared with any counterparty to an Obligations Derivatives Instrument that is a Disqualified Institution and each Lender shall be required to comply with the relevant confidentiality provisions in connection with any transaction involving Obligations Derivative Instruments and (y) in the event of any Obligations Derivative Instrument in violation of the foregoing, the Administrative Borrower has the right to require the unwind of the applicable Obligations Derivative Instrument at the sole cost and expense of the applicable Lender.~~

(f) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Administrative Borrower, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) in no event may any Lender grant any option to provide to the Borrowers all or any part of any Loan that such Granting Lender would have otherwise been obligated to make to the Borrowers pursuant to this Agreement to any Disqualified Institution. The making of any Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that (A) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including its obligations under Section 2.15, 2.16 or 2.17) and no SPC shall be entitled to any greater amount under Section 2.15, 2.16 or 2.17 or any other provision of this Agreement or any other Loan Document that the Granting Lender would have been entitled to receive, unless the grant to such SPC is made with the prior written consent of the Administrative Borrower expressly acknowledging that

Loans acquired by any Debt Fund Affiliate may (but shall not be required to) be contributed to the Administrative Borrower or any of its subsidiaries for purposes of cancelling such Indebtedness (it being understood that any Loans so contributed shall be retired and cancelled immediately upon thereof); provided that upon any such cancellation, the aggregate outstanding principal amount of the relevant Class of Loans shall be deemed reduced, as of the date of such contribution, by the full par value of the aggregate principal amount of the Loans so contributed and cancelled, and each principal repayment installment with respect to the Term Loans pursuant to Section 2.10(a) shall be reduced pro rata by the full par value of the aggregate principal amount of any applicable Term Loans so contributed and cancelled.

(h) ~~Upon~~Notwithstanding anything to the contrary herein, upon the request of any Lender, the Administrative Agent shall make available to such Lender the list of Disqualified Institutions at the relevant time, and such Lender may provide the list to any potential assignee or participant on a confidential basis in accordance with Section 9.13 hereof for the purpose of verifying whether such Person is a Disqualified Institution.

Section 9.06. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loan and issuance of any Letter of Credit regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Termination Date. The provisions of Sections 2.15, 2.16, 2.17, 9.03 and 9.13 and Article 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Credit Commitment, the occurrence of the Termination Date or the termination of this Agreement or any provision hereof but in each case, subject to the limitations set forth in this Agreement.

Section 9.07. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, the Intercreditor Agreements and the Fee ~~Letters~~Letter constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it has been executed by the Administrative Borrower and the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by email as a “.pdf” or “.tiff” attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.08. Severability. To the extent permitted by applicable Requirements of Law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.09. Right of Setoff. At any time when an Event of Default exists, the Administrative Agent and, upon the written consent of the Administrative Agent, each Issuing Bank and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (in any currency) at any time owing by the

Affiliate or Representative thereof to any Affiliate or Representative of the Administrative Agent, any Issuing Bank, any Arranger, or any Lender that is a Disqualified Institution, (b) to the extent compelled by legal process in, or reasonably necessary to, the defense of such legal, judicial or administrative proceeding, in any legal, judicial or administrative proceeding or otherwise as required by applicable Requirements of Law (in which case such Person shall (i) to the extent permitted by applicable Requirements of Law, inform the Administrative Borrower promptly in advance thereof and (ii) except with respect to any audit or examination conducted by bank regulatory authorities, use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (c) upon the demand or request of any regulatory or governmental authority (including any self-regulatory body) purporting to have jurisdiction over such Person or its Affiliates (in which case such Person shall, except with respect to any audit or examination conducted by bank accountants or any Governmental Authority or regulatory or self-regulatory authority exercising examination or regulatory authority, to the extent permitted by applicable Requirements of Law, (i) inform the Administrative Borrower promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any information so disclosed is accorded confidential treatment), (d) to any other party to this Agreement, (e) subject to an acknowledgment and agreement by the relevant recipient that the Confidential Information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as otherwise reasonably acceptable to the Administrative Borrower and the Administrative Agent, including as set forth in the Information Memorandum) in accordance with the standard syndication process of the Arrangers or market standards for dissemination of the relevant type of information, which shall in any event require “click through” or other affirmative action on the part of the recipient to access the Confidential Information and acknowledge its confidentiality obligations in respect thereof, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or prospective Participant in, any of its rights or obligations under this Agreement, including any SPC (in each case other than a Disqualified Institution), (ii) any pledgee referred to in Section 9.05, (iii) any actual or prospective, direct or indirect contractual counterparty (or its advisors, but other than any Disqualified Institution) to any Derivative Transaction (including any credit default swap) or similar derivative instrument to which any Loan Party is a party and (iv) subject to the Administrative Borrower’s prior approval of the information to be disclosed, (x) to Moody’s or S&P on a confidential basis in connection with obtaining or maintaining ratings as required under Section 5.13 or (y) to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the facilities or, on a confidential basis, market data collectors and service providers to the Administrative Agent in connection with the administration and management of this Agreement and the Loan Documents, (f) with the prior written consent of the Administrative Borrower and (g) to the extent the Confidential Information becomes publicly available other than as a result of a breach of this Section by such Person, its Affiliates or their respective Representatives or to the extent any such information (I) is received by such Person from a third party that is not to such Person’s knowledge, after reasonable investigation, subject to confidentiality obligations owing to the Administrative Borrower, the Sponsors or any of their respective affiliates or Related Parties or (II) was already in such Person’s possession (except to the extent received in a manner that would be restricted by this paragraph) or is independently developed by such Person based exclusively on information the disclosure of which would not otherwise be restricted by this paragraph. For purposes of this Section, “Confidential Information” means all information relating to the Administrative Borrower and/or any of its subsidiaries and their respective businesses or the Transactions (including any information obtained by the Administrative Agent, any Issuing Bank, any Lender or any Arranger, or any of their respective Affiliates or Representatives, based on a review of any books and records relating to the Administrative Borrower and/or any of its subsidiaries and their respective Affiliates from time to time, including prior to the date hereof) other than any such information that is publicly available to the Administrative Agent or any Arranger, Issuing Bank or Lender on a non-confidential basis prior to disclosure by the Administrative Borrower or any of its subsidiaries. For the avoidance of doubt, but subject to Section 9.05(h), in no event shall any disclosure of any Confidential Information be made to Person that is a Disqualified Institution at the time of disclosure.

Section 9.14. No Fiduciary Duty. Each of the Administrative Agent, the Arrangers, each Lender, each Issuing Bank and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable Requirements of Law).

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~~[SIGNATURE PAGES FOLLOW]~~

EXHIBIT B

[See attached.]

[Execution Version]

SUCCESSOR AGENT AGREEMENT

THIS SUCCESSOR AGENT AGREEMENT (this “Agreement”) is dated as of March 26, 2019 by and among JPMORGAN CHASE BANK, N.A. (“JPMorgan” or the “Successor Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”), in its capacities as administrative agent and collateral agent (in such capacity, the “Existing Agent”) and as issuing bank (in such capacity, the “Resigning Issuing Bank”), SYNEOS HEALTH, INC. (f/k/a INC Research Holdings, Inc.), a Delaware corporation (the “Administrative Borrower”).

WHEREAS, (a) the Administrative Borrower, the banks, financial institutions and other Persons from time to time parties thereto, and Credit Suisse, as administrative agent and collateral agent (collectively, such capacities, the “Agent”) and as issuing bank (in such capacity, an “Issuing Bank”), entered into that certain Credit Agreement dated as of August 1, 2017 (as amended by Amendment No. 1 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (b) substantially concurrently with the effectiveness of this Agreement, the Administrative Borrower, the other Loan Parties party thereto, JPMorgan, as Successor Agent and the Lenders party thereto (which constitute the Required Lenders) entered into that certain Amendment No. 2 to Credit Agreement, dated as of March 26, 2019 (the “Second Amendment”, and the Credit Agreement as amended by the Second Amendment, the “Amended Credit Agreement”). Capitalized terms used herein without definition shall have the meanings attributed to such terms in the Credit Agreement and the Second Amendment, as applicable;

WHEREAS, pursuant to Article 8 of the Credit Agreement, the Existing Agent has the right to resign as Agent and the Required Lenders have the right, with the consent of the Administrative Borrower, to appoint a successor Agent;

WHEREAS, (i) pursuant to Article 8 of the Credit Agreement, Credit Suisse desires to resign as Agent and (ii) the Required Lenders have consented to the appointment of JPMorgan to act as the successor Agent under the Credit Agreement and the other Loan Documents pursuant to the Second Amendment;

WHEREAS, JPMorgan is willing to accept such appointment as Agent under the Credit Agreement and the other Loan Documents;

WHEREAS, pursuant to Section 2.05(i)(iii) of the Credit Agreement, an Issuing Bank may resign upon notice to the Administrative Borrower, the Revolving Lenders and each other Issuing Bank;

WHEREAS, (i) pursuant to Section 2.05(i)(iii) of the Credit Agreement, Credit Suisse desires to resign as Issuing Bank and (ii) the Administrative Borrower and, pursuant to the Second Amendment, the Revolving Lenders and other Issuing Banks acknowledge notice of such resignation;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Resignation and Appointment of Agent; Resignation of Issuing Bank.

(a) Pursuant to the Loan Documents (including, without limitation, Article 8 of the Credit Agreement) (a) the Existing Agent’s resignation as the Agent is hereby effective and the Administrative Borrower hereby accepts and, pursuant to the Second Amendment, each of the Required Lenders have accepted the resignation of Credit Suisse as Agent under the Loan Documents, and Credit Suisse shall have no further obligations under the Loan Documents in its capacity as Agent (other than the obligations set forth in Section 6 below), and (b) pursuant to the Second Amendment, the Required Lenders have consented to the appointment of JPMorgan to act as the Successor Agent, under the Loan Documents and the Administrative Borrower hereby consents to such appointment, in each case, effective as of the Effective Date (as defined below). As of the Effective Date, the Successor Agent hereby accepts the appointment to act as the Agent under the Loan Documents. Each of the parties hereto agrees to execute all documents necessary to evidence and give effect to the appointment of JPMorgan as Agent as contemplated by this Agreement.

(b) Pursuant to the Loan Documents (including, without limitation, Section 2.05(i)(iii) of the Credit Agreement), the Resigning Issuing Bank’s resignation as Issuing Bank is hereby effective and Credit Suisse on and from the date hereof shall have no further obligations to issue Letters of Credit under the Loan Documents in its capacity as an Issuing Bank; provided that, it is understood and agreed that the rights and obligations of Credit Suisse in its capacity as an Issuing Bank with respect to all outstanding Existing Credit Suisse Letters of Credit (as defined in the Amended Credit Agreement) shall continue in full force and effect. The Administrative Borrower hereby waives, and pursuant to the Second Amendment each other Issuing Bank and the Revolving Lenders have waived, any notice requirements and, other than as set forth herein with respect to the Existing Credit Suisse Letters of Credit, any inconsistency or conflict with the provisions in Section 2.05(i)(iii) of the Credit Agreement with respect to the resignation of Credit Suisse as Issuing Bank.

2. Rights, Duties and Obligations.

(a) As of the Effective Date, the Successor Agent is hereby vested with all the rights, powers, discretion and privileges of the Agent, as described in the Loan Documents, and the Successor Agent assumes from and after the Effective Date the obligations, responsibilities and duties of the Agent, in accordance with the terms of the Loan Documents, and, except as set forth in Section 6 below, the Existing Agent is discharged from all of its duties and obligations as the Agent under the Loan Documents. Nothing in this Agreement shall be deemed a termination of the provisions of any Loan Document that expressly survive Credit Suisse’s resignation in its capacity as Agent (including, without limitation, Article 8 and Section 9.03 of the Credit Agreement (collectively, the “Agency Surviving Provisions”)), which provisions shall inure to the benefit of the Existing Agent (and, as and to the extent provided therein, each other sub-agents appointed by it) as to any actions taken or omitted to be taken while it was “Agent” under the Credit Agreement and the other Loan Documents.

(b) The Administrative Borrower and, pursuant to the Second Amendment, the Required Lenders expressly agree and acknowledge that the Successor Agent is not assuming any liability (i) under or related to the Loan Documents prior to the Effective Date and (ii) for any and all claims under or related to the Loan Documents that may have arisen or accrued prior to the Effective Date.

(c) The Administrative Borrower hereby expressly agrees and confirms and the Required Lenders have agreed and confirmed pursuant to the Second Amendment, with respect to their applicable indemnification obligations under the Loan Documents, that the Existing Agent’s right to indemnification, as set forth in the Loan Documents, shall apply with respect to any and all losses, claims, costs and expenses that the Existing Agent, suffers or incurs relating to actions taken or omitted by any of the parties to this Agreement prior to the Effective Date.

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(d) The parties hereto agree that neither Credit Suisse, in its individual capacity and in its capacity as the Existing Agent, nor any of its Affiliates, shall bear any responsibility or liability for any actions taken or omitted to be taken by the Successor Agent or otherwise under this Agreement or, on and after the Effective Date, the Credit Agreement or any of the other Loan Documents.

(e) As of the Effective Date, the Resigning Issuing Bank is discharged from all of its duties and obligations as an Issuing Bank under the Loan Documents, except as set forth in Section 2.05(i)(iii) of the Credit Agreement with respect to the Existing Credit Suisse Letters of Credit. Notwithstanding anything to the contrary herein, nothing in this Agreement shall be deemed a termination of the provisions of any Loan Document that expressly survive Credit Suisse’s resignation in its capacity as Issuing Bank (including, without limitation, Sections 2.05 and 9.03 of the Credit Agreement (the “Letter of Credit Surviving Provisions”, and together with the Agency Surviving Provisions, the “Surviving Provisions”)), which provisions shall inure to the benefit of the Resigning Issuing Bank as to any actions taken or omitted to be taken while it was “Issuing Bank” under the Credit Agreement and the other Loan Documents. The Administrative Borrower hereby expressly agrees and confirms and the Revolving Lenders and Issuing Banks have agreed and confirmed pursuant to the Second Amendment, with respect to their applicable indemnification obligations under the Loan Documents, that the Resigning Issuing Bank’s right to indemnification, as set forth in the Loan Documents, shall apply with respect to any and all losses, claims, costs and expenses that the Resigning Issuing Bank suffers or incurs relating to actions taken or omitted by any of the parties to this Agreement prior to the Effective Date.

3. Information Regarding Status of Loan Documents.

(a) Current Lenders and Loan Status. Attached hereto as Schedule I is the Register maintained by the Existing Agent, which Register the Existing Agent represents and warrants contains a true and correct list of the Lenders and the outstanding principal amount of, and accrued interest payable on, the Loans owing to each such Lender under the Credit Agreement as of close of business on March 26, 2019.

(b) Collateral Documents. The Existing Agent represents and warrants that Schedule II is a list of the Collateral Documents, copies of which have been delivered to the Successor Agent on or prior to the date hereof, and as of the date hereof there have been no amendments, supplements or consents to the Collateral Documents, to which the Existing Agent has knowledge or is a party, except as set forth on Schedule II.

(c) Waivers. The Administrative Borrower hereby waives, and pursuant to the Second Amendment the Required Lenders have waived, any notice requirements and any inconsistency or conflict with the provisions in Article 8 of the Credit Agreement with respect to the resignation of Credit Suisse as Agent and the appointment of JPMorgan as the Agent.

Other than as expressly set forth herein, this Agreement is made without representation or warranty of any kind, nature or description on the part of any party hereto; provided that the foregoing shall not affect any of the covenants or agreements contained in the other paragraphs hereof. Without limiting the generality of the foregoing, the Successor Agent acknowledges that the Existing Agent has not made any representation or warranty to the Successor Agent as to the financial condition of the Administrative Borrower or the value, collectability or realization of any Collateral or any Obligations of the Loan Parties or as to the legality, validity, enforceability, perfection or priority of any Obligations of the Loan Parties or the Collateral. The Successor Agent acknowledges that it has made, to the extent determined by it to be necessary or prudent, its own independent investigation and determination of the foregoing matters and all other matters pertaining to its appointment as Agent under the Loan Documents.

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4. Collateral.

(a) The Existing Agent hereby assigns to the Successor Agent each of the Liens and security interests pledged, collaterally assigned, mortgaged, transferred and granted to the Existing Agent in its capacity as the Agent under the Collateral Documents for its benefit and the benefit of the Secured Parties, together with any claims, awards, and judgments, if any, in favor of the Existing Agent in its capacity as the Agent under the Collateral Documents, and the Successor Agent hereby assumes all such Liens and security interests, for its benefit and for the benefit of the Secured Parties. For the avoidance of doubt, nothing in the foregoing sentence shall require the Existing Agent to assign to the Successor Agent any fees or expenses or any claims, awards or judgments relating to indemnity, reimbursement or other protections to which the Existing Agent is entitled under the Loan Documents (in its capacity as the Agent) received or incurred by, or due to, the Existing Agent prior to the Effective Date.

(b) The Administrative Borrower (and the Administrative Borrower on behalf of the other Loan Parties), and the Existing Agent hereby authorize the Successor Agent (or its counsel on its behalf) to (i) file, on or after the date hereof, the UCC financing statements set forth in Annex A-1 hereto, (ii) make the filings with the United States Patent and Trademark Office and the United States Copyright Office set forth in Annex A-2 hereto, and (iii) with the prior consent of the Administrative Borrower, any other UCC assignments or other assignments and amendments with respect to the UCC financing statements and other filings in respect of the Collateral, and to execute such other agreements or amendments in respect of the Collateral and the Collateral Documents, including filings with the United States Patent and Trademark Office and the United States Copyright Office and assignments and/or amendments to account control agreements, as the Successor Agent reasonably deems necessary or appropriate to evidence the Successor Agent’s appointment as Agent pursuant to the terms of this Agreement effective as of the Effective Date.

(c) The Successor Agent shall act in good faith to take possession and control of all Collateral and Liens in the possession or control of the Existing Agent (the “Possessory Collateral”), and the Existing Agent shall act in good faith to deliver all Possessory Collateral to the Successor Agent (or its designated counsel), in each case as expeditiously as possible following the Effective Date. Until such time as all Collateral in the possession or control of the Existing Agent (in its capacity as such), all Liens granted in favor of the Existing Agent (in its capacity as such) in the Collateral and all UCC-1 financing statements and other filings and registrations (including any documents filed or registered with the United States Copyright Office or the United States Patent and Trademark Office) that name Credit Suisse as Agent as a secured party have been assigned or otherwise transferred to the Successor Agent, if applicable, the Existing Agent shall continue to hold such Collateral and/or Liens on such Collateral as bailee of the Successor Agent in accordance with the terms of this Agreement and the Collateral Documents, solely for the purposes of maintaining the priority and perfection of such Liens. Credit Suisse, in its capacity as Existing Agent, shall be entitled to all the benefits of the Agent under the Loan Documents (including, without limitation, the Agency Surviving Provisions) with respect to all actions taken or omitted to be taken by Credit Suisse in its capacity as the Agent prior to the Effective Date, including, for the avoidance of doubt, in connection with this Agreement.

(d) Any reference to the Existing Agent as an additional insured and/or loss payee under any insurance required to be maintained pursuant to the Loan Documents shall, until the Successor Agent is substituted as additional insured and/or loss payee thereunder, constitute a reference to the Existing Agent as sub-agent of the Successor Agent.

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5. Conditions Precedent to Effectiveness. This Agreement shall become effective, as of the date hereof (the “Effective Date”), upon the satisfaction of the following conditions (it being understood and agreed that the effectiveness of this agreement shall occur substantially concurrently with, but immediately prior to, the Amendment No. 2 Closing Date):

(a) each of the parties hereto shall have received executed counterparts of this Agreement from the Administrative Borrower, the Existing Agent, the Successor Agent and the Resigning Issuing Bank;

(b) the parties thereto (which shall include the Required Lenders) shall have executed and delivered the Second Amendment; and

(c) the Administrative Borrower shall have reimbursed each of the Existing Agent and the Resigning Issuing Bank for all reasonable and documented out-of-pocket fees, charges and expenses due and payable as of the Effective Date (including the reasonable fees and disbursements of external counsel to the Existing Agent and Resigning Issuing Bank through and including the Effective Date).

6. Covenants of Existing Agent and the Loan Parties.

(a) The Existing Agent covenants and agrees that it will: (i) use commercially reasonable efforts to deliver, or cause to be delivered, promptly to the Successor Agent, (x) executed originals of the Credit Agreement and the other Loan Documents in its possession to the extent the Successor Agent reasonably deems it is necessary to have such executed original documents and (y) copies of any written notices, financial statements and other written requests delivered by the Administrative Borrower, in accordance with the notice provisions in Section 9.01 of the Credit Agreement, to the Existing Agent under Article 5 of the Credit Agreement received by the Existing Agent, in each case, to the extent such notices, statements or requests have not already been delivered to the Lenders, (ii) execute all documents as may be reasonably requested by the Successor Agent to transfer the rights and privileges of the Existing Agent under the Loan Documents, in its capacity as Agent, to the Successor Agent and (iii) take all other actions reasonably requested by the Successor Agent or its representatives to facilitate the transfer of information to the Successor Agent in connection with the Loan Documents, including to comply with its obligations under Article 8 of the Credit Agreement. The Administrative Borrower hereby consents (and the Required Lenders pursuant to the Second Amendment have consented) to all actions taken by the Existing Agent and the Successor Agent pursuant to the immediately preceding sentence; provided that, notwithstanding anything to the contrary, it is acknowledged by the Successor Agent, for the avoidance of doubt, that the confidentiality provisions of the Loan Documents, including, without limitation Section 9.13 of the Credit Agreement, shall apply to all information regarding the Administrative Borrower and its Subsidiaries and their businesses delivered to the Successor Agent in accordance with such provisions regardless of whether such information was delivered on, before or after the Effective Date. It is the intention and understanding of the Existing Agent and the Successor Agent that any exchange of information under this Section 6 that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”) (i) will not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) will not diminish the confidentiality of the Privileged Information and (iii) will not be asserted as a waiver of any such privilege, doctrine or rule by the Existing Agent or the Successor Agent.

(b) The Administrative Borrower (and the Administrative Borrower on behalf of the other Loan Parties) and the Existing Agent agree that, promptly following the Effective Date, the Existing Agent shall (i) furnish, at the Administrative Borrower’s expense, additional releases, amendment or termination statements, assignments, acknowledgements, such other customary documents, instruments and agreements and such other information as may be reasonably requested by the Successor Agent from

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time to time and, in each case, that are necessary to evidence the Successor Agent’s appointment as Agent effective as of the Effective Date and (ii) take such actions with respect to the Collateral as may be reasonably requested by the Successor Agent from time to time that are necessary in order to effect the matters covered hereby; provided that any document, instrument or agreement to be furnished or executed by, or other action to be taken by, the Existing Agent shall be reasonably satisfactory to it and shall be without any representations and/or warranties from the Existing Agent, and the Existing Agent shall be reasonably satisfied that the delivery of any information requested of it would not breach any confidentiality restrictions binding on it.

7. Fees and Expenses. Commencing on the Effective Date, the Existing Agent shall cease to be entitled to receive the administrative agent fees provided by that certain agency fee letter, dated as of June 14, 2017 (the “Existing Agent Fee Letter”), between, among others, the Administrative Borrower and the Existing Agent and, notwithstanding anything to the contrary in the Credit Agreement, commencing on and after the Effective Date, the administrative agent fees shall be payable to the Successor Agent pursuant to that certain Agency Fee Letter, dated as of February 14, 2019 (the “Successor Agent Fee Letter”), by and among the Administrative Borrower and JPMorgan Chase Bank, N.A.. All other provisions of the Credit Agreement providing for the payment of fees and expenses of, and providing indemnities for the benefit of, the Existing Agent shall remain in full force and effect for the benefit of the Successor Agent. In addition, to the extent required by Section 9.03 of the Credit Agreement, the Administrative Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Existing Agent and the Successor Agent (including, without limitation, legal fees) reasonably incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and any related documents.

8. Return of Payments. In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under any Loan Document, the Existing Agent agrees that such payment shall be held in trust for the Successor Agent, and the Existing Agent shall promptly return without setoff or counterclaim such payment to the Successor Agent for payment to the Person entitled thereto.

9. Indemnification. The Administrative Borrower (and the Administrative Borrower on behalf of the other Loan Parties) confirms and agrees that the indemnification provisions set forth in Section 9.03 of the Credit Agreement will apply and be enforceable by the Existing Agent, the Successor Agent and the Resigning Issuing Bank in respect of their respective execution and delivery of this Agreement and the other instruments and agreements provided for herein, all actions taken or omitted by the Existing Agent, the Successor Agent and the Resigning Issuing Bank pursuant to the terms of this Agreement and all claims based upon or arising in connection with any of the foregoing. Each of the Existing Agent, the Successor Agent and the Resigning Issuing Bank reserves the right to enforce, in respect of such execution, delivery, actions or claims, each and all of the rights, benefits, immunities, exculpatory provisions and indemnities enforceable by the Existing Agent, the Successor Agent and the Resigning Issuing Bank (as applicable) under the Surviving Provisions.

10. Entire Agreement. This Agreement, the Second Amendment and, solely as between the Administrative Borrower and the Successor Agent, the Successor Agent Fee Letter state the entire agreement and supersede all prior agreements, written or verbal, between the parties hereto with respect to the subject matter hereof and this Agreement may not be amended except in writing signed by a duly authorized representative of each of the respective parties hereto. Except as specifically modified by this Agreement, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

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11. Waiver. No delay or failure on the part of any party hereto in exercising any right, power or remedy hereunder shall effect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or remedy preclude any further exercise thereof or of any other right, power or remedy.

12. Submission To Jurisdiction; Waiver of Right to Trial by Jury. The parties hereby agree that Sections 9.10(b) and 9.11 of the Credit Agreement shall apply, mutatis mutandis, to this Agreement.

13. Consents. The Administrative Borrower hereby represents and warrants that it is duly authorized to execute and perform its obligations under this Agreement and that such execution is not prohibited by law and the Administrative Borrower hereby consents to the appointment of JPMorgan as Successor Agent under the Credit Agreement and the other applicable Loan Documents.

14. Representations and Warranties. Each of the Existing Agent and the Successor Agent hereby represents and warrants that it is duly authorized to execute and perform its obligations under this Agreement and that such execution is not prohibited by law.

15. Successors and Assigns. This Agreement shall inure to the benefit and be binding upon the successors and permitted assigns of each of the parties hereto.

16. Amendments. The parties hereby agree and acknowledge that, from and after the Effective Date, JPMorgan shall be, and shall be deemed to be, the Agent under the Credit Agreement and the other Loan Documents. In furtherance of the foregoing, as of the Effective Date, unless the context otherwise requires, all recitals, introductory paragraphs, defined terms and other references to “Credit Suisse AG, Cayman Islands Branch” as the administrative agent and/or the collateral agent in the Credit Agreement and the other Loan Documents are hereby deemed amended to reference “JPMorgan Chase Bank, N.A.” as the Agent, thereunder.

17. Notices. All notices addressed to the “Administrative Agent” under the Credit Agreement or the other Loan Documents shall be sent to:

JPM Account Manager

Client Processing Specialist

10 South Dearborn, Floor L2

Chicago, IL 60603-2300, United States

Attention: Stephon Chambers

Telephone: 312-954-4306

Facsimile: 844-490-5665

Email: Jpm.agency.servicing.1@jpmorgan.com; Stephon.Chambers@JPMorgan.com with a copy to

JPM Backup Account Manager

Client Processing Specialist

10 South Dearborn, Floor L2

Chicago, IL 60603-2300, United States

Attention: Ladesiree Williams

Telephone: 312-732-2007

Facsimile: 844-490-5665

Email: Jpm.agency.servicing.1@jpmorgan.com

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18. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401).

19. Severability. In the event that any provision of this Agreement, or the application of such provision to any Person or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

20. Loan Documents. Upon the execution and delivery of this Agreement by the Existing Agent, the Successor Agent and the Administrative Borrower, this Agreement shall be deemed to be a Loan Document, and the Credit Agreement and the other Loan Documents shall, where the context requires, be read and construed throughout so as to incorporate this Agreement.

21. Counterparts and Facsimile. This Agreement may be signed in counterparts, all of which together shall constitute one and the same instrument. The parties hereto may provide signatures to this Agreement by facsimile or electronic mail (including, without limitation, in “.pdf” or “.tif” format), and such facsimile or electronic mail signatures shall be deemed to be the same as original signatures.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Existing Agent

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park Title: Authorized Signatory

[Signature Page to Successor Agent Transfer Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Resigning Issuing Bank

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park Title: Authorized Signatory

[Signature Page to Successor Agent Transfer Agreement]

JPMORGAN CHASE BANK, N.A. as the Successor Agent

By:	/s/ John Kusnerick
Name: John Kushnerick Title: Executive Director

[Signature Page to Successor Agent Transfer Agreement]

SYNEOS HEALTH, INC., as the Administrative Borrower

By:	/s/ Jason Meggs
Name: Jason Meggs
Title: Chief Financial Officer

[Signature Page to Successor Agent Transfer Agreement]

Schedule I

[Separately provided to the Successor Agent]

Schedule II

Collateral Documents

1.

Perfection Certificate dated August 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof) between the Borrower, the other Loan Parties from time to time party thereto and the Existing Agent, as collateral agent and administrative agent for the secured parties.

2.	Perfection Certificate dated March 1, 2018 by Taylor Strategy Partners, LLC.

3.

Pledge and Security Agreement dated August 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof) between the Borrower, the other borrowers from time to time party thereto, the Grantors from time to time party thereto and the Existing Agent, as collateral agent and administrative agent for the secured parties.

4.

Loan Guaranty dated August 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect on the date hereof) between the Borrower, the other borrowers from time to time party thereto, the Subsidiary Parties from time to time party thereto and the Existing Agent, as collateral agent and administrative agent for the secured parties.

5.

Intellectual Property Security Agreement dated August 1, 2017 among the Grantors from time to time party thereto and the Existing Agent, as collateral agent and administrative agent for the secured parties.

6.	Intellectual Property Security Agreement dated as of March 1, 2018 among Taylor Strategy Partners, LLC and the Existing Agent, as collateral agent and administrative agent for the secured parties.

7.	Joinder to (i) the Pledge and Security Agreement and (ii) the Loan Guaranty, dated as of March 1, 2018 by Taylor Strategy Partners, LLC.

Annex A-1

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090169 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: ADHERIS, LLC CM:21076/009

F#586239
A#938139

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090185 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: ALLIDURA COMMUNICATIONS, LLC CM: 21076/009

F#586240
A#938140

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5089690 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: CHAMBERLAIN COMMUNICATIONS GROUP LLC CM: 21076/009
F#586206
A#938144

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5089757 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: INCHORD HOLDING CORPORATION CM: 21076/009

F#586209
A#938147

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5089781 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: INVENTIV CLINICAL, LLC CM: 21076/009

F#586210
A#938148

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

UCC FINANCING STATEMENT AMENDMENT                FOLLOW INSTRUCTIONS                A. NAME & PHONE OF CONTACT AT FILER (optional)                Christian Craft (212) 450-6018                B. E-MAIL CONTACT AT FILER (optional)                christian.craft@davispolk.com                C. SEND ACKNOWLEDGMENT TO: (Name and Address)                Davis Polk & Wardwell LLP                450 Lexington Avenue                New York, NY 10017                THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER    1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] 2017 5087660 08/01/2017    (or recorded) in the REAL ESTATE RECORDS                Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement                3. X ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9    For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8    4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law                5. PARTY INFORMATION CHANGE:                Check one of these two boxes: AND Check one of these three boxes to:                CHANGE name and/or address: Complete ADD name: Complete item DELETE name: Give record name This Change affects Debtor or Secured Party of record item 6a or 6b; and item 7a or 7b and item 7c 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change—provide only one name (6a or 6b)                6a. ORGANIZATION’S NAME                OR 6b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change—provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) 7a. ORGANIZATION’S NAME                JPMorgan Chase Bank, N.A., as Collateral Agent                OR                7b. INDIVIDUAL’S SURNAME                INDIVIDUAL’S FIRST PERSONAL NAME                INDIVIDUAL’S ADDITIONAL NAME(S)/INITIAL(S)                SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 10 South Dearborn, Floor L2 Chicago IL 60603-2300 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral:                9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor                9a. ORGANIZATION’S NAME                Credit Suisse AG, Cayman Islands Branch, as Collateral Agent    OR 9b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA:                F#586213 Filed with: DE—Secretary of State; Debtor: INVENTIV HEALTH CLINICAL, LLC CM: 21076/009 A#938150     FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

UCC FINANCING STATEMENT AMENDMENT                FOLLOW INSTRUCTIONS                A. NAME & PHONE OF CONTACT AT FILER (optional)                Christian Craft (212) 450-6018                B. E-MAIL CONTACT AT FILER (optional)                christian.craft@davispolk.com                C. SEND ACKNOWLEDGMENT TO: (Name and Address)                Davis Polk & Wardwell LLP                450 Lexington Avenue                New York, NY 10017                THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER    1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] 2017 5089849 08/01/2017    (or recorded) in the REAL ESTATE RECORDS                Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement                3. X ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9    For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8    4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law                5. PARTY INFORMATION CHANGE:                Check one of these two boxes: AND Check one of these three boxes to:                CHANGE name and/or address: Complete ADD name: Complete item DELETE name: Give record name This Change affects Debtor or Secured Party of record item 6a or 6b; and item 7a or 7b and item 7c 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change—provide only one name (6a or 6b)                6a. ORGANIZATION’S NAME                OR 6b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change—provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) 7a. ORGANIZATION’S NAME                JPMorgan Chase Bank, N.A., as Collateral Agent                OR                7b. INDIVIDUAL’S SURNAME                INDIVIDUAL’S FIRST PERSONAL NAME                INDIVIDUAL’S ADDITIONAL NAME(S)/INITIAL(S)                SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 10 South Dearborn, Floor L2 Chicago IL 60603-2300 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral:                9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor                9a. ORGANIZATION’S NAME                Credit Suisse AG, Cayman Islands Branch, as Collateral Agent    OR 9b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA:                F#586211 Filed with: DE—Secretary of State; Debtor: INVENTIV HEALTH CLINICAL RESEARCH SERVICES, LLC CM: 21076/009 A#938152     FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090029 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: INVENTIV HEALTH CLINICAL SRE, LLC CM: 21076/009

F#586212
A#938153

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090086 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: INVENTIV HEALTH PUBLIC RELATIONS, LLC CM: 21076/009

F#586214
A#938155

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

UCC FINANCING STATEMENT AMENDMENT                FOLLOW INSTRUCTIONS                A. NAME & PHONE OF CONTACT AT FILER (optional)                Christian Craft (212) 450-6018                B. E-MAIL CONTACT AT FILER (optional)                christian.craft@davispolk.com                C. SEND ACKNOWLEDGMENT TO: (Name and Address)                Davis Polk & Wardwell LLP                450 Lexington Avenue                New York, NY 10017                THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER    1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] 2017 5089716 08/01/2017    (or recorded) in the REAL ESTATE RECORDS                Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement                3. X ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9    For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8    4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law                5. PARTY INFORMATION CHANGE:                Check one of these two boxes: AND Check one of these three boxes to:                CHANGE name and/or address: Complete ADD name: Complete item DELETE name: Give record name This Change affects Debtor or Secured Party of record item 6a or 6b; and item 7a or 7b and item 7c 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change—provide only one name (6a or 6b)                6a. ORGANIZATION’S NAME                OR 6b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change—provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) 7a. ORGANIZATION’S NAME                JPMorgan Chase Bank, N.A., as Collateral Agent                OR                7b. INDIVIDUAL’S SURNAME                INDIVIDUAL’S FIRST PERSONAL NAME                INDIVIDUAL’S ADDITIONAL NAME(S)/INITIAL(S)                SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 10 South Dearborn, Floor L2 Chicago IL 60603-2300 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral:                9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor                9a. ORGANIZATION’S NAME                Credit Suisse AG, Cayman Islands Branch, as Collateral Agent    OR 9b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA:                F#586208 Filed with: DE—Secretary of State; Debtor: INVENTIV HEALTH RESEARCH & INSIGHTS, LLC CM: 21076/009 A#938156     FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20170080197G 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: NC - Secretary of State; Debtor: ADDISON WHITNEY LLC CM: 21076/009 F#586238 A#938138

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20170080207J 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: NC - Secretary of State; Debtor: INVENTIV HEALTH CONSULTING, INC. CM: 21076/009

F#586234
A#938154

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
20170080298J 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: NC - Secretary of State; Debtor: PHARMACEUTICAL INSTITUTE, LLC CM: 21076/009

F#586235
A#938161

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
52342653 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: NJ - Department of Treasury/Commercial Recording; Debtor: INVENTIV COMMERCIAL SERVICES, LLC CM: 21076/009

F#586229
A#938149

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
52342660 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: NJ - Department of Treasury/Commercial Recording; Debtor: INVENTIV HEALTH CLINICAL LAB, INC. CM: 21076/009

F#586230
A#938151

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Christian Craft (212) 450-6018

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

christian.craft@davispolk.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
201708010374626 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☒ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.
☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Filed with: NY - Secretary of State; Debtor: BIOSECTOR 2 LLC CM: 21076/009

F#586241
A#938141

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Christian Craft (212) 450-6018

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

christian.craft@davispolk.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
201708010374575 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☒ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.
Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.
☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Filed with: NY - Secretary of State; Debtor: CHANDLER CHICCO AGENCY, L.L.C. CM: 21076/009

F#586225
A#938145

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]
Christian Craft (212) 450-6018

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

christian.craft@davispolk.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE #
201708010374640 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.

3. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

4. ☒ ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐ Debtor or ☐ Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐ CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party. ☐ DELETE name: Give record name to be deleted in item 6a or 6b. ☐ ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).

6. CURRENT RECORD INFORMATION:

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7. CHANGED (NEW) OR ADDED INFORMATION:

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR 7b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

7d. SEE INSTRUCTIONS | ADD'L INFO RE ORGANIZATION DEBTOR | 7e. TYPE OF ORGANIZATION | 7f. JURISDICTION OF ORGANIZATION | 7g. ORGANIZATIONAL ID #, if any ☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.

Describe collateral ☐ deleted or ☐ added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐ and enter name of DEBTOR authorizing this Amendment.

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR 9b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

10. OPTIONAL FILER REFERENCE DATA
Filed with: NY - Secretary of State; Debtor: LITMUS MEDICAL MARKETING SERVICES LLC CM: 21076/009

F#586227
A#938158

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
OH00213814214 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: OH - Secretary of State; Debtor: INVENTIV HEALTH COMMUNICATIONS, INC. CM: 21076/009

F#586216
A#938137

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
OH00213814325 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: OH - Secretary of State; Debtor: CADENT MEDICAL COMMUNICATIONS, LLC CM: 21076-009

F#586219
A#938143

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
OH00213814547 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S)

SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: OH - Secretary of State; Debtor: GERBIG, SNELL/WEISHEIMER ADVERTISING, LLC CM: 21076/009

F#586220
A#938146

International Association of Commercial Administrators (IACA)

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
OH00213814870 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:

Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: OH - Secretary of State; Debtor: INVENTIV MEDICAL COMMUNICATIONS, LLC CM: 21076/009

F#586221
A#938157

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
OH00213814981 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: OH - Secretary of State; Debtor: NAVICOR GROUP, LLC CM: 21076/009
F#586222
A#938159

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
OH00213814092 08/01/2017

1b. [ ] This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. [ ] TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. [X] ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. [ ] CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. [ ] PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects [ ] Debtor or [ ] Secured Party of record
AND Check one of these three boxes to: [ ] CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c [ ] ADD name: Complete item 7a or 7b, and item 7c [ ] DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. [ ] COLLATERAL CHANGE: Also check one of these four boxes: [ ] ADD collateral [ ] DELETE collateral [ ] RESTATE covered collateral [ ] ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here [ ] and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: OH - Secretary of State; Debtor: PALIO + IGNITE, LLC CM: 21076-009

F#586198
A#938160

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
OH00213816127 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)
6a. ORGANIZATION'S NAME
OR
6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)
7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent
OR
7b. INDIVIDUAL'S SURNAME
INDIVIDUAL'S FIRST PERSONAL NAME
INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral
Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor
9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent
OR
9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: OH - Secretary of State; Debtor: THE SELVA GROUP, LLC CM: 21076/009
F#586243
A#938162

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
OH00213816450 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: OH - Secretary of State; Debtor: KENDLE AMERICAS INVESTMENT INC. CM: 21076/009

F#586247
A#938163

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
OH00213816672 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: OH - Secretary of State; Debtor: KENDLE AMERICAS MANAGEMENT INC. CM: 21076/009

F#586248
A#938164

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Sonya Jackman (212) 450-4106

B. E-MAIL CONTACT AT FILER (optional)
sonya.jackman@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090219 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☒ PARTY INFORMATION CHANGE:

Check one of these two boxes:
This Change affects ☒ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to:
☒ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME
INC Research Holdings, Inc.

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
Syneos Health, Inc.

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
1030 Sync Street	Morrisville	NC	27560	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: INC RESEARCH HOLDINGS, INC. CM: 21076/009

F#586245
A#846231

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090219 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: Syneos Health, Inc. CM: 21076/009

F#586245
A#938273

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

UCC FINANCING STATEMENT AMENDMENT    FOLLOW INSTRUCTIONS                A. NAME & PHONE OF CONTACT AT FILER (optional)                Christian Craft (212) 450-6018    B. E-MAIL CONTACT AT FILER (optional)                christian.craft@davispolk.com                C. SEND ACKNOWLEDGMENT TO: (Name and Address)                Davis Polk & Wardwell LLP                450 Lexington Avenue                New York, NY 10017                THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER    1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] 2017 5089617 08/01/2017    (or recorded) in the REAL ESTATE RECORDS                Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement                3. ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9    For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8    4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law                5. X PARTY INFORMATION CHANGE:                Check one of these two boxes: AND Check one of these three boxes to:    This Change affects X Debtor or Secured Party of record X item CHANGE 6a or name 6b; and and/or item address: 7a or 7b and Complete item 7c 7a ADD or name: 7b, and Complete item 7c item to DELETE be deleted name: in item Give 6a record or 6b name 6. CURRENT RECORD INFORMATION: Complete for Party Information Change—provide only one name (6a or 6b)    6a. ORGANIZATION’S NAME                inVentiv Health, Inc.                OR 6b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change—provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) 7a. ORGANIZATION’S NAME                SYNEOS HEALTH US, INC.                OR 7b. INDIVIDUAL’S SURNAME                INDIVIDUAL’S FIRST PERSONAL NAME                INDIVIDUAL’S ADDITIONAL NAME(S)/INITIAL(S)                SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY Independence Wharf, 470 Atlantic Avenue, 11th Floor Boston MA 10010 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral:                9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor    9a. ORGANIZATION’S NAME                Credit Suisse AG, Cayman Islands Branch, as Collateral Agent    OR 9b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA:    F#586201 Filed with: DE—Secretary of State; Debtor: INVENTIV HEALTH, INC. CM: 21076/009 A#938314    -RXIVREXMSREP %WWSGMEXMSR SJ ‘SQQIVGMEP %HQMRMWXVEXSVW _-%’% FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5089617 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: Syneos Health US, Inc. CM: 21076/009

F#586201
A#938277

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090102 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☒ PARTY INFORMATION CHANGE:

Check one of these two boxes:
This Change affects ☒ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to:
☒ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME
PHARMA HOLDINGS, INC.

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
SYNEOS HEALTH HOLDINGS, INC.

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
500 Atrium Drive, Suite 500	Somerset	NJ	08873	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: PHARMA HOLDINGS, INC. CM: 21076/009

F#586215
A#938315

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090102 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: Syneos Health Holdings, Inc. CM: 21076/009

F#586215
A#938281

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090268 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☒ PARTY INFORMATION CHANGE:

Check one of these two boxes:
This Change affects ☒ Debtor or ☐ Secured Party of record

AND Check one of these three boxes to:
☒ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c
☐ ADD name: Complete item 7a or 7b, and item 7c
☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME
INC Research, LLC

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
Syneos Health, LLC

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
1030 Sync Street	Morrisville	NC	27560	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: INC RESEARCH, LLC CM: 21076/009

F#586246
A#938317

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5090268 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: Syneos Health, LLC CM: 21076/009

F#586246
A#938279

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5089666 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☐ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☒ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☒ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☒ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME
inVentiv Health Clinical, Inc.

OR

6b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
SYNEOS HEALTH CLINICAL, INC.

OR

7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
500 Atrium Drive, Suite 300	Somerset	NJ	08873	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR

9b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S)/INITIAL(S)	SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: INVENTIV HEALTH CLINICAL, INC. CM: 21076/009

F#586202
A#938316

FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)
International Association of Commercial Administrators (IACA)

[redacted]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS

A. NAME & PHONE OF CONTACT AT FILER (optional)
Christian Craft (212) 450-6018

B. E-MAIL CONTACT AT FILER (optional)
christian.craft@davispolk.com

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE NUMBER
2017 5089666 08/01/2017

1b. ☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor's name in item 13

2. ☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement

3. ☒ ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9
For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8

4. ☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law

5. ☐ PARTY INFORMATION CHANGE:
Check one of these two boxes: This Change affects ☐ Debtor or ☐ Secured Party of record
AND Check one of these three boxes to: ☐ CHANGE name and/or address: Complete item 6a or 6b; and item 7a or 7b and item 7c ☐ ADD name: Complete item 7a or 7b, and item 7c ☐ DELETE name: Give record name to be deleted in item 6a or 6b

6. CURRENT RECORD INFORMATION: Complete for Party Information Change - provide only one name (6a or 6b)

6a. ORGANIZATION'S NAME

OR 6b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change - provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor's name)

7a. ORGANIZATION'S NAME
JPMorgan Chase Bank, N.A., as Collateral Agent

OR 7b. INDIVIDUAL'S SURNAME

INDIVIDUAL'S FIRST PERSONAL NAME

INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

7c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
10 South Dearborn, Floor L2	Chicago	IL	60603-2300	USA

8. ☐ COLLATERAL CHANGE: Also check one of these four boxes: ☐ ADD collateral ☐ DELETE collateral ☐ RESTATE covered collateral ☐ ASSIGN collateral

Indicate collateral:

9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment)
If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

9a. ORGANIZATION'S NAME
Credit Suisse AG, Cayman Islands Branch, as Collateral Agent

OR 9b. INDIVIDUAL'S SURNAME | FIRST PERSONAL NAME | ADDITIONAL NAME(S)/INITIAL(S) | SUFFIX

10. OPTIONAL FILER REFERENCE DATA:
Filed with: DE - Secretary of State; Debtor: Syneos Health Clinical, Inc. CM: 21076/009

F#586202
A#938280

International Association of Commercial Administrators (IACA)
FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

UCC FINANCING STATEMENT AMENDMENT                FOLLOW INSTRUCTIONS                A. NAME & PHONE OF CONTACT AT FILER (optional)                Christian Craft (212) 450-6018                B. E-MAIL CONTACT AT FILER (optional)                christian.craft@davispolk.com                C. SEND ACKNOWLEDGMENT TO: (Name and Address)                Davis Polk & Wardwell LLP                450 Lexington Avenue                New York, NY 10017                THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER    1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] OH00220249658 04/11/2018    (or recorded) in the REAL ESTATE RECORDS                Filer: attach Amendment Addendum (Form UCC3Ad) and provide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured Party authorizing this Termination Statement                3. X ASSIGNMENT (full or partial): Provide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9    For partial assignment, complete items 7 and 9 and also indicate affected collateral in item 8    4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law                5. PARTY INFORMATION CHANGE:                Check one of these two boxes: AND Check one of these three boxes to:                CHANGE name and/or address: Complete ADD name: Complete item DELETE name: Give record name This Change affects Debtor or Secured Party of record item 6a or 6b; and item 7a or 7b and item 7c 7a or 7b, and item 7c to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for Party Information Change—provide only one name (6a or 6b)                6a. ORGANIZATION’S NAME                OR 6b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change—provide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any part of the Debtor’s name) 7a. ORGANIZATION’S NAME                JPMorgan Chase Bank, N.A., as Collateral Agent                OR 7b. INDIVIDUAL’S SURNAME                INDIVIDUAL’S FIRST PERSONAL NAME                INDIVIDUAL’S ADDITIONAL NAME(S)/INITIAL(S)                SUFFIX 7c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY 10 South Dearborn, Floor L2 Chicago IL 60603-2300 USA 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral:                9. NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: Provide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and provide name of authorizing Debtor                9a. ORGANIZATION’S NAME                Credit Suisse AG, Cayman Islands Branch, as Collateral Agent    OR 9b. INDIVIDUAL’S SURNAME FIRST PERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA:                F#679227 Filed with: OH—Secretary of State; Debtor: TAYLOR STRATEGY PARTNERS, LLC CM: 21076/009 A#938374    -RXIVREXMSREP %WWSGMEXMSR SJ ‘SQQIVGMEP %HQMRMWXVEXSVW _-%’% FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)

Annex A-2

ASSIGNMENT OF

SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS

This ASSIGNMENT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY RIGHTS (“Assignment”), effective as of March [25], 2019, is made by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent (in such capacity, the “Existing Agent”) and JPMORGAN CHASE BANK, N.A., as successor Collateral Agent (in such capacity, the “Successor Agent”) in connection with (i) the Pledge and Security Agreement entered into by, among others, the grantors party thereto and the Existing Agent, dated as of August 1, 2017 (the “Closing Date Security Agreement”), (ii) the Joinder to the Closing Date Security Agreement, entered into by Taylor Strategy Partners, LLC, dated as of March 1, 2018 (the “Joinder to the Closing Date Security Agreement” and together with the Closing Date Security Agreement, the “Security Agreement”), (iii) the Intellectual Property Security Agreement, entered into by, among others, each Grantor party thereto from time to time (each a, “Grantor”) and the Existing Agent, dated as of August 1, 2017 (the “Closing Date IP Security Agreement”) and (iv) the Joinder to the Closing Date IP Security Agreement entered into by Taylor Strategy Partners, LLC, dated as of March 1, 2018 (the “Joinder to the Closing Date IP Security Agreement” and together with the Closing Date IP Security Agreement, the “IP Security Agreement”). Unless expressly provided otherwise herein, terms defined or that have their meaning provided for in the Security Agreement or the IP Security Agreement, as applicable, shall have the same meaning when used in this Assignment (including those defined terms incorporated by reference therein).

W I T N E S S E T H

WHEREAS, pursuant to the Security Agreement and IP Security Agreement, each Grantor granted to the Existing Agent on behalf of and for the ratable benefit of the Existing Agent and the Secured Parties a continuing security interest in all of such Grantor’s right, title and interest in, to and under the IP Collateral (as defined in the Closing Date IP Security Agreement or the Joinder to the Closing Date IP Security Agreement, as applicable), including the intellectual property registrations and applications listed in Schedule A (collectively, the “Secured IP”);

WHEREAS, the Closing Date IP Security Agreement was recorded at the United States Patent and Trademark Office on September 1, 2017 at Reel 6145, Frame 0562 and at the United States Copyright Office on August 31, 2017 at Volume 9951, Document No. 324;

WHEREAS, the Joinder to the Closing Date IP Security Agreement was filed with the United States Patent and Trademark Office on March [25], 2019; and

WHEREAS, pursuant to the Successor Agent Agreement, dated as of the date hereof, by and among the Existing Agent and the Successor Agent, among others (the “Successor Agency Transfer Agreement”), the Existing Agent has assigned to the Successor Agent the security interest in the Secured IP.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Assignment of Security Interest. The Existing Agent hereby assigns to the Successor Agent each of the Liens and security interests pledged, collaterally assigned, mortgaged, transferred and granted to, or otherwise created in favor of, the Existing Agent under the Security Agreement and IP Security Agreement in, to and under the Secured IP, and the Successor Agent hereby assumes all such Liens and security interests for the benefit of the Successor Agent and the Secured Parties.

SECTION 2. Purpose. This Assignment has been executed and delivered by the Existing Agent and Successor Agent for the purpose of recording the assignment of the Liens and security interests set forth herein with the United States Patent and Trademark Office and the United States Copyright Office. The Liens and security interests referred to herein are expressly subject to the terms and conditions of the Security Agreement and IP Security Agreement as amended by the Successor Agency Transfer Agreement. The Security Agreement and IP Security Agreement as amended by the Successor Agency Transfer Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with their terms.

SECTION 3. Counterparts. This Assignment may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed and delivered by their respective officers on the date hereof.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Existing Agent

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By:	/s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A. as Successor Agent

By:	/s/ Joshn Kushnerick
Name: John Kushnerick
Title: Executive Director

ACKNOWLEDGMENT OF EXISTING AGENT

STATE OF NEW YORK	)
) ss
COUNTY OF NEW YORK	)

On the 21 day of March, 2019, before me personally came Vipul Dhadda and Joan Park, who are personally known to me to be the Authorized Signatories of Credit Suisse AG, Cayman Islands Branch; who, being duly sworn, did depose and say that she/he is the Authorized Signatory in such institution, the institution described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such institution; and that she/he acknowledged said instrument to be the free act and deed of said institution.

/s/ Marjorie E. Bull	Marjorie E. Bull Notary Public, State of New York No. 01BU6055282 Qualified in New York County Commission Expires February 20.2023
Marjorie E. Bull
Notary Public

(PLACE STAMP AND SEAL ABOVE)

[Acknowledgement of IP Assignment]

SCHEDULE A

[Attached]

TRADEMARKS

OWNER	REG. NO.	TRADEMARK

Addison Whitney LLC (f/k/a AW Acquisition LLC)	Registration No. 2,328,427	ADDISON WHITNEY®

Adheris, LLC (successor by merger to Adheris, Inc.)	Registration No. 2,449,977	ADHERIS

Adheris, LLC (successor by merger to Adheris, Inc.)	Registration No. 4,472,725	ADHERENCEFORECASTER

Adheris, LLC (successor by merger to Adheris, Inc.)	Registration No. 4,162,146	DIRECTADHERE

Adheris, LLC (successor by merger to Adheris, Inc.)	Registration No. 4,399,840	DIRECTADHEREMM

Adheris, LLC (successor by merger to Adheris, Inc.)	Registration No. 4,228,002	DIRECTNOTIFY

Adheris, LLC (successor by merger to Adheris, Inc.)	Registration No. 4,283,508	DIRECTRECOVER

Adheris, LLC (successor by merger to Adheris, Inc.)	Registration No. 4,400,108	PHARMACISTENGAGE

Adheris, LLC (successor by merger to Adheris, Inc.)	Registration No. 4,732,816	ADHERISHEALTH

Adheris, LLC (successor by merger to Adheris, Inc.)	Registration No. 4,732,746	ADHERIS HEALTH

BioSector 2 LLC	Registration No. 2,771,189	BIOSECTOR 2

Blue Diesel, LLC	Registration No. 2,749,759	BLUE DIESEL

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 3,640,918	CAMPBELL ALLIANCE

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 2,550,001	CAMPBELLALLIANCE

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 2,550,000	CAMPBELLALLIANCE

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 3,644,786	INNOVATION2VALUE

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 4,293,051	LAUNCH BLUEPRINT

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 4,293,049	LAUNCH JUMP START

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 3,498,271	LAUNCH PLAYBOOK

OWNER	REG. NO.	TRADEMARK

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 4,293,052	LAUNCH ROADMAP

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 4,362,342	MARKETMIND

inVentiv Health Consulting, Inc. (successor by merger to Campbell Alliance Group, Inc.)	Registration No. 3,644,785	WINNING LABEL

Chandler Chicco Agency, L.L.C.	Registration No. 3,664,858	ALLIDURA

inVentiv Health Public Relations, LLC (f/k/a Chandler Chicco Companies LLC)	Registration No. 4,150,805	HEALTHNICITY

inVentiv Health Public Relations, LLC (f/k/a Chandler Chicco Companies LLC)	Registration No. 4,109,324	INGENDA COMMUNICATIONS

Chandler Chicco Agency, L.L.C.	Registration No. 2,353,650	THE FREEDOM TO SEE. THE POWER TO DO.

Inventiv Health Public Relations, LLC (f/k/a Chandler Chicco Companies LLC)	Registration No. 4,016,511	VERSTONE DIGITAL

Gerbig, Snell/Weisheimer Advertising, LLC	Registration No. 2,997,802	GSW WORLDWIDE

Gerbig, Snell/Weisheimer Advertising, LLC	Registration No. 2,995,150	GSW

Gerbig, Snell/Weisheimer Advertising, LLC	Registration No. 3,768,371	INSERV

Gerbig, Snell/Weisheimer Advertising, LLC	Registration No. 3,971,562	YOUR BRAND DELIVERED.

inVentiv Health Communications, Inc. (f/k/a inVentiv Communications, Inc.)	Registration No. 4,045,777	AXCELO

inVentiv Health Communications, Inc. (f/k/a inVentiv Communications, Inc.)	Registration No. 2,977,610	CADENT MEDICAL COMMUNICATIONS

inVentiv Health Communications, Inc. (f/k/a inVentiv Communications, Inc.)	Registration No. 2,868,928	GERBIG, SNELL/WEISHEIMER

inVentiv Health Communications, Inc. (f/k/a inVentiv Communications, Inc.)	Registration No. 4,031,981	INTERPHĀZ (STYLIZED)

inVentiv Health Communications, Inc. (f/k/a inVentiv Communications, Inc.)	Registration No. 3,419,618	PALIO

OWNER	REG. NO.	TRADEMARK
inVentiv Health Communications, Inc. (f/k/a inVentiv Communications, Inc.)	Registration No. 3,437,381	STONEFLY (AND DESIGN)

inVentiv Health, Inc.	Registration No. 4,239,008	ACCOUNTABLE CARE SOLUTIONS POWERED BY INVENTIV MEDICAL MANAGEMENT

inVentiv Health, Inc.	Registration No. 4,261,204	DONE AS ONE

inVentiv Health, Inc.	Registration No. 4,097,977	EMBARX

inVentiv Health Research & Insights, LLC (successor by merger to Encuity Research, LLC)	Registration No. 4,273,499	ENCUITY RESEARCH (& DESIGN)

inVentiv Health, Inc.	Registration No. 2,122,524	HEALTH PRODUCTS RESEARCH

inVentiv Health, Inc.	Registration No. 2,141,811	HPR

inVentiv Health, Inc.	Registration No. 4,004,261	INVENTIV CLINICAL (WORD ONLY)

inVentiv Health, Inc.	Registration No. 4,004,262	INVENTIV CLINICAL (WORD AND DESIGN)

inVentiv Health, Inc.	Registration No. 3,426,747	INVENTIV COMMUNICATIONS

inVentiv Health, Inc.	Registration No. 3,331,958	INVENTIV HEALTH

inVentiv Health, Inc.	Registration No. 3,331,961	INVENTIV HEALTH (AND DESIGN)

inVentiv Health, Inc.	Registration No. 3,786,707	INVENTIV HEALTH (DESIGN & COLOR)

inVentiv Health, Inc.	Registration No. 3,786,706	INVENTIV HEALTH (WORD ONLY)

inVentiv Health, Inc.	Registration No. 4,332,517	INVENTIV MEDICAL MANAGEMENT

inVentiv Health, Inc.	Registration No. 4,352,410	INVENTIV PATIENT ACCESS SOLUTIONS

inVentiv Health, Inc.	Registration No. 4,299,047	INVENTIV RECRUITMENT SERVICES

inVentiv Health, Inc.	Registration No. 4,319,608	INVENTIV THERAPEUTICS INSTITUTE

inVentiv Health, Inc.	Registration No. 4,278,346	MOBILE LOCKER

inVentiv Health, Inc.	Registration No. 4,147,288	MYSTRO

inVentiv Health, Inc.	Registration No. 4,332,441	REAGENT

inVentiv Health, Inc.	Registration No. 4,240,692	REPTIVATE

inVentiv Health, Inc.	Registration No. 3,967,458	SELLING2SCALE

inVentiv Health, Inc.	Registration No. 4,112,936	SHAREDVOICE

inVentiv Health, Inc.	Registration No. 3,251,246	THE RX ADVANTAGE (AND DESIGN)

OWNER	REG. NO.	TRADEMARK
inVentiv Health, Inc.	Registration No. 4,173,017	TRANSFORMING PROMISING IDEAS INTO COMMERCIAL RESULTS

inVentiv Health, Inc.	Registration No. 4,158,896	WE’RE WAITING FOR YOU AT THE GLOBAL CROSSROADS. WE KNOW THE WAY IN HEALTHCARE.

inVentiv Health, Inc.	Registration No. 4,678,437	PALIO+IGNITE

inVentiv Health, Inc.	Registration No. 4,631,133	INVENTIV HEALTH CLINICAL

inVentiv Health, Inc.	Registration No. 4,683,555	INVENTIV HEALTH CLINICAL (and Design)

inVentiv Health, Inc.	Registration No. 4,188,125	ENGAGING INSIGHTS, HEALTHIER OUTCOMES

inVentiv Health, Inc.	Registration No. 4,100,261	HEALTH & WELLNESS CONSUMER JOURNEY

inVentiv Health, Inc.	Registration No. 4,078,238	HEALTH CONSUMER JOURNEY

inVentiv Health, Inc.	Registration No. 2,232,893	HEALTH RESOURCE

inVentiv Health, Inc.	Registration No. 4,299,221	MEMBERLINK

inVentiv Health, Inc.	Registration No. 2,664,875	NUTRIENT NEWS

inVentiv Health, Inc.	Registration No. 3,639,480	NUTRIENT NEWS

inVentiv Health, Inc.	Registration No. 4,079,503	PATIENT JOURNEY

inVentiv Health, Inc.	Registration No. 3,924,183	PATIENT LINK

inVentiv Health, Inc.	Registration No. 3,944,365	PATIENTLINKMC

inVentiv Health, Inc.	Registration No. 2,624,986	PHARMAWARE

inVentiv Health, Inc.	Registration No. 4,208,118	PRESCRIBER CENTRIC TARGETING

inVentiv Health, Inc.	Registration No. 4,299,175	PRESCRIBERLINK

inVentiv Health, Inc.	Registration No. 3,944,366	ADHERENCE REWARDS

inVentiv Health Clinical, Inc. (f/k/a Pharmanet Development Group, Inc.)	Registration No. 4,192,799	APPLIED KNOWLEDGE. INTELLIGENT SOLUTIONS. (& DESIGN)

inVentiv Health Clinical, Inc. (f/k/a Pharmanet Development Group, Inc.)	Registration No. 2,535,459	PHARMANET

inVentiv Health Clinical, Inc. (f/k/a Pharmanet Development Group, Inc.)	Registration No. 4,056,476	SUPERIOR SERVICE. TRUSTED PARTNER

inVentiv Health Clinical, Inc. (successor by merger to inVentiv Health Clinical SRS, LLC)	Registration No. 4,087,919	WORKING AT THE SPEED OF LIFE

inVentiv Health Clinical, Inc. (successor by merger to Raven Holdco LLC)	Registration No. 3,996,345	I3

OWNER	REG. NO.	TRADEMARK
Taylor Strategy Partners, LLC	Registration No. 4,305,621	TAYLOR STRATEGY PARTNERS

Taylor Strategy Partners, LLC	Registration No. 4,305,632	TSP TAYLOR STRATEGY PARTNERS

OWNER	REG. NO.	TRADEMARK

inVentiv Health Clinical, Inc. (successor by merger to Raven Holdco LLC)	Registration No. 3,914,368	I3

inVentiv Health Clinical, Inc. (successor by merger to Synergos LLC)	Registration No. 3,011,364	SYNERGO BE WELL. WORK BETTER

inVentiv Health Research & Insights, LLC (successor by merger to Encuity Research, LLC)	Registration No. 4,347,921	ENCUITY RESEARCH

inVentiv Health Research & Insights, LLC (successor by merger to Encuity Research, LLC)	Registration No. 4,347,920	ENCUITY RESEARCH

inVentiv Health Research & Insights, LLC (successor by merger to Encuity Research, LLC)	Registration No. 4,347,919	ENCUITY

inVentiv Health Research & Insights, LLC (successor by merger to Encuity Research, LLC)	Registration No. 4,382,636	ENCUITY ANSWER SUITE

Adheris, LLC (successor by merger to inVentiv Medical Management LLC)	Registration No. 4,163,295	ADVANCED WARNING AND CONTAINMENT

Adheris, LLC (successor by merger to inVentiv Medical Management LLC)	Registration No. 2,387,126	FISCAL THERAPY

Adheris, LLC (successor by merger to inVentiv Medical Management LLC)	Registration No. 2,387,125	AWAC

Palio + Ignite, LLC (f/k/a Palio Communications, LLC)	Registration No. 2,641,121	NEVER BE FORGOTTEN

The Selva Group, LLC	Registration No. 3,176,842	THE SELVA GROUP

inVentiv Health, Inc.	Registration No. 4,858,509	PALIO IGNITED INVENTIV HEALTH

inVentiv Health, Inc.	Registration No. 5,147,092	PATIENT INHOME

inVentiv Health, Inc.	Registration No. 5.147.089	PATIENT INOFFICE

inVentiv Health, Inc.	Registration No. 5,147.091	PATIENT INPHARMACY

inVentiv Health, Inc.	Registration No. 5,147,088	PHARMACIST INSTORE

inVentiv Health, Inc.	Registration No. 5,147,090	PRESCRIBER INOFFICE

OWNER	REG. NO.	TRADEMARK
INC Research, LLC	Registration No. 2,039564	ADVANCED BIOLOGICS

INC Research, LLC	Registration No. 4,649,107

INC Research, LLC	Registration No. 2,922,548

INC Research, LLC	Registration No. 4,306,597

INC Research, LLC	Registration No. 3,961,733	INC RESEARCH

INC Research, LLC	Registration No. 3,435,125	PLANACTIVATION

INC Research, LLC	Registration No. 3,435,126	PROGRAMACCELERATE

INC Research, LLC	Registration No. 3,435,129	QUALITYFINISH

INC Research, LLC	Registration No. 3,435,127	QUICKSTART

INC Research, LLC	Registration No. 3,435,124	THE TRUSTED PROCESS

TRADEMARK APPLICATIONS

OWNER	SERIAL NO. /	TRADEMARK
inVentiv Health, Inc.	Application No. 86/439,541	MEMBER INHOME

inVentiv Health, Inc.	Application No. 86/439,500	MEMBER INOFFICE

inVentiv Health, Inc.	Application No. 86/439,520	MEMBER INPHARMACY

inVentiv Health, Inc.	Application No. 86/439,545	PATIENT INMOTION

inVentiv Health, Inc.	Application No. 86/439,567	PHARMACIST INMOTION

inVentiv Health, Inc.	Application No. 86/439,562	PRESCRIBER INMOTION

inVentiv Health, Inc.	Application No. 86/425,410	TRIAL360

inVentiv Health, Inc.	Application No. 87/066,197	DYNAMIC ADHERENCE

inVentiv Health, Inc.	Application No. 86/314,670	INTERLOGIX

inVentiv Health, Inc.	Application No. 87/440,090	CHAMBERLAIN HEALTHCARE PUBLIC RELATIONS

inVentiv Health, Inc.	Application No. 87/440,095	CHAMBERLAIN HEALTHCARE PUBLIC RELATIONS INVENTIV HEALTH (& DESIGN)

OWNER	SERIAL NO. /	TRADEMARK
inVentiv Health, Inc.	Application No. 87/440,103	CHANDLER CHICCO AGENCY

inVentiv Health, Inc.	Application No. 87/440,107	CHANDLER CHICCO AGENCY INVENTIV HEALTH (& DESIGN)

inVentiv Health, Inc.	Application No. 87/440,070	INVENTIV HEALTH INCITE

inVentiv Health, Inc.	Application No. 87/406,693	NAVICOR

inVentiv Health, Inc.	Application No. 87/406,778	NAVICOR INVENTIV HEALTH (& DESIGN) STACKED

inVentiv Health, Inc.	Application No. 87/406,808	NAVICOR THE ONCOLOGY AGENCY

inVentiv Health, Inc.	Application No. 87/406,742	NAVICOR THE ONCOLOGY AGENCY INVENTIV HEALTH (& DESIGN)—ADJACENT

inVentiv Health, Inc.	Application No. 87/394,701	SHORTENING THE DISTANCE FROM LAB TO LIFE

inVentiv Health, Inc.	Application No. 87/406,720	THE ONCOLOGY AGENCY

INC Research, LLC	Application No. 86/710,826	COHORT SHARE

INC Research, LLC	Application No. 87/124,101	CULTURE OF OPPORTUNITY

PATENTS

Title	Serial No.	Patent No.	Owner
Pharmacy Network Computer System And Printer	13/471,220	8,762,176	inVentiv Health, Inc.

Method And Apparatus For Automatically Generating Advisory Information For Pharmacy Patients	08/764,139	6,240,394	inVentiv Health, Inc.

Method And System For Automatically Generating Advisory Information For Pharmacy Patients Along With Normally Transmitted Data	09/226,209	6,067,524	inVentiv Health, Inc.

Method And System For Printing A Combination Pharmaceutical Label And Directed Newsletter	09/511,485	6,304,849	inVentiv Health, Inc.

System To Provide Specific Messages To Patients	11/235,083	7,309,001	inVentiv Health, Inc.

System Of Performing A Retrospective Drug Profile Review Of De-Identified Patients	11/573,987	7,778,930	inVentiv Health, Inc.

System Of Performing A Retrospective Drug Profile Review Of De-Identified Patients	12/062,182	7,913,900	inVentiv Health, Inc.

System And Method For Special Accounts	11/538,181	7,987,125	inVentiv Health, Inc.

Pharmacy Network Computer System And Printer	11/366,397	8,180,653	inVentiv Health, Inc.

Pharmacy Printer System And Method	11/748,239	8,072,635	inVentiv Health, Inc.

Pharmacy Printer System And Method	13/229,651	8,531,714	inVentiv Health, Inc.

Pharmacy Printer System And Method	14/709,016	9,405,493	inVentiv Health, Inc.

Pharmacy Printer System and Method	13/967,286	9,524,375	inVentiv Health, Inc.

PATENT APPLICATIONS

Title	Serial No.	Owner
Pharmacy Printer System and Method	15/196,914	inVentiv Health, Inc.

Event Based System and Method for Managing Clinical Trial Data	15/170,601	INC Research, LLC

COPYRIGHTS

OWNER	TITLE	REGISTRATION NUMBER
Chamberlain Communications Group LLC (successor by merger to Medconference, LLC)	MedConferenceLive	TXu1-205-587

Adheris, LLC (successor by merger to Adheris, Inc.)	Know your numbers: exercising your way to a healthy heart	TX 5-604-532

inVentiv Health, Inc.	The Rxadvantage selling skills participant guide	TX 6-509-887

Gerbig, Snell/Weisheimer Advertising, LLC	Conquering minds	VAu738-971

Gerbig Snell/Weisheimer Advertising, LLC	The liberating journey	VAu738-972

Gerbig, Snell/Weisheimer Advertising, LLC	Americana	VAu304-688

inVentiv Health Clinical, LLC	Basic statistics in clinical research	TXu466-565

inVentiv Commercial Services, LLC (successor by merger to inVentiv Advance Insights, Inc.)	IOL market survey 1982, half 2	TX 1-073-855

inVentiv Commercial Services, LLC (successor by merger to inVentiv Advance Insights, Inc.)	IOL market survey 1982, half 1	TX 1-073-854

inVentiv Health, Inc.	Get Ahead of Nasal Allergy Symptoms Take-One Card.	TX 0008-292-748

INC Research, LLC	Kendle Aease form: Kendle Adverse event and safety evaluation form	TXu735960

EXHIBIT C

Schedule 1.01(d) – Administrative Agent’s Office

If to the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified on Schedule 1.01(d);

If to the Administrative Agent:

JPM Account Manager Client Processing Specialist

10 South Dearborn, Floor L2

Chicago, IL 60603-2300, United States

Attention: Stephon Chambers

Telephone: 312-954-4306

Facsimile: 844-490-5665

Email: Jpm.agency.servicing.1@jpmorgan.com; Stephon.Chambers@JPMorgan.com with a copy to

JPM Backup Account Manager

Client Processing Specialist

10 South Dearborn, Floor L2

Chicago, IL 60603-2300, United States

Attention: Ladesiree Williams

Telephone: 312-732-2007

Facsimile: 844-490-5665

Email: Jpm.agency.servicing.1@jpmorgan.com

EXHIBIT D

Schedule 1.01(e) – Existing Letters of Credit

(i) Existing Bank of America Closing Date Letters of Credit

Bank	LC#	Applicant	Amount	Beneficiary
Bank of America, N.A.	68128854	inVentiv Health, Inc.	$4,200,000.00	Citibank, N.A.
Bank of America, N.A.	68129398	inVentiv Health, Inc.	$10,000.00	Airlines Reporting Corporation
Bank of America, N.A.	68129402	inVentiv Health, Inc.	$2,194,500.00	Donlen Corporation
Bank of America, N.A.	68129404	inVentiv Health, Inc.	$350,000.00	GPO Newtown LLC
Bank of America, N.A.	68129405	inVentiv Health, Inc.	$55,387.58	Grub & Ellis Company
Bank of America, N.A.	68129411	inVentiv Health, Inc.	$320,000.00	La Jolla Executive Center, LLC
Bank of America, N.A.	68129413	inVentiv Health, Inc.	$291,906.67	Trinity Centre, LLC
Bank of America, N.A.	68129401	inVentiv Health, Inc.	$1,100,000.00	American Express Travel Related Services Company, Inc.
Bank of America, N.A.	668129513	inVentiv Group Holdings, Inc.[1]	$5,450,000.00	Sentry Insurance A Mutual Company

[1]	Co-Applicant with Double Eagle Intermediate II, Inc.

(ii) Existing Bank of America Amendment No. 2 Closing Date Letters of Credit

Bank	LC#	Applicant	Amount		Beneficiary
Bank of America, N.A.	BOA 68129398	inVentiv Health, Inc.		$10,000.00	Airlines Reporting Corporation
Bank of America, N.A.	BOA 68129401	inVentiv Health, Inc.		$1,100,000.00	American Express Travel Related Services Company, Inc.
Bank of America, N.A.	BOA 68129404	inVentiv Health, Inc.		$350,000.00	GPO Newtown LLC
Bank of America, N.A.	BOA 68129405	inVentiv Health, Inc.		$55,387.58	Grub & Ellis Company
Bank of America, N.A.	BOA 68129413	inVentiv Health, Inc.		$291,906.67	Trinity Centre, LLC

(iii) Existing Credit Suisse Amendment No. 2 Closing Date Letters of Credit
Bank	LC#	Applicant	Amount		Beneficiary
Credit Suisse AG, Cayman Islands Branch, or its affiliates	TS-07010413BLC	INC Research LLC	AU$	104,173.77	Barclays Bank PLC
Credit Suisse AG, Cayman Islands Branch, or its affiliates	TS-07010414BLC	INC Research LLC		€698,172.66	Barclays Bank PLC
Credit Suisse AG, Cayman Islands Branch, or its affiliates	TS-07010557	inVentiv Health, Inc.		$4,000,000.00	SG 2007-FL14 NJOP Holdings, LLC C/O Trimont Real Estate Advisors, LLC
Credit Suisse AG, Cayman Islands Branch, or its affiliates	TS-07010760NYB	Syneos Health, Inc.		$6,250,000.00	Sentry Insurance: A Mutual Company
Credit Suisse AG, Cayman Islands Branch, or its affiliates	TS-07011181	Syneos Health, Inc.		$4,757,390.00	American Express Company
Credit Suisse AG, Cayman Islands Branch, or its affiliates	TS-07011238NYB	Syneos Health, Inc.		$1,600,000.00	National Union Fire Insurance Co. of Pittsburgh, Pa., and

American Home Assurance Company, and

The Insurance Company of the State of Pennsylvania, and

Commerce and Industry Insurance Company, and

AIG Property Casualty Company, and

Illinois National Insurance Co., and

Granite State Insurance Company, and

AIU Insurance Company; and

AIG Assurance Company, and

New Hampshire Insurance Company

(iii) Existing ING Amendment No. 2 Closing Date Letters of Credit
Bank	LC#	Applicant	Amount	Beneficiary
ING Capital LLC	ING I0001007	inVentiv Health Clinical, Inc.	€189,823.00	ING Bank France
ING Capital LLC	ING I0000859	Syneos Health, Inc.	€46,840.00	ING Belgium SA NV
ING Capital LLC	ING I0001074	Syneos Health, Inc.	€242,073.00	ING Bank France
ING Capital LLC	ING I0000827	Syneos Health, Inc.	€83,683.95	ING Bank A Branch of ING DIBA AG